UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                      _____

                                    FORM 8-K
                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                Date of Report (date of earliest event reported)
                                21 November 2007

                           Permanent Master Issuer PLC
           (Exact name of issuing entity as specified in its charter)
                        Permanent Funding (No.2) Limited
              (Exact name of depositor as specified in its charter)
                              Bank of Scotland plc
               (Exact name of sponsor as specified in its charter)

        England and Wales           333-137495-01            N/A
   (State or other jurisdiction      (Commission        (IRS Employer
        of incorporation)            File Number)        ID Number)

35 Great St. Helen's, London, United Kingdom         EC3A 6AP
-------------------------------------------------------------------------------
(Address of principal executive offices)            (Zip Code)

Registrant's Telephone Number,                    +44 (0) 20 7398-6300
including area code:
                                    No Change
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]          Written communications pursuant to Rule 425 under the Securities
        Act (17 CFR 230.425)

[_]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[_]          Pre-commencement communications pursuant to Rule 14d-2(d) under the
        Exchange Act (17 CFR 240.14d-2(b))

[_]          Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement
------------------------------------------------------

The Amended and Restated Master Definitions and Construction Schedule, dated as of March 1, 2007 (the "MASTER DEFINITIONS"), which was filed as an exhibit to the Form 8-K dated March 9, 2007, was amended and restated by the Amended and Restated Master Definitions and Construction Schedule, dated as of November 21, 2007 (the "AMENDED MASTER DEFINITIONS").

The Amended Master Definitions materially amended the Master Definitions in the following respect. The definitions of "Funding 1 General Reserve Fund Required Amount" and "Funding 1 Reserve Required Amount" were amended from the sum of {pound-sterling}545,000,000 to "an amount equal to {pound-sterling}445,000,000 or such lesser amount to which the Funding 1 Liquidity Facility Provider, the Funding 1 Swap Provider and each of the Issuer Swap Providers consent to and as the Rating Agencies have confirmed will not cause the ratings of the Notes of any Funding 1 Issuer to be reduced, withdrawn or qualified." This amendment was made in order to reduce the amount required to be held in the Funding 1 General Reserve Fund.

Capitalized terms used in this Form 8-K and not defined shall have the meanings assigned to them in the Amended Master Definitions attached as Exhibit 10.1 hereto.


Item 9.01 - Financial Statements and Exhibits
---------------------------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits:





Exhibit No.   Description of Exhibit
-------------------------------------------------------------------------------
10.1          Amended and Restated Master Definitions and Construction Schedule

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PERMANENT FUNDING (NO.2) LIMITED,
                                     as Depositor



                                   By: /s/ David Balai
                                        -------------------------------------
                                        Name: David Balai
                                        Title:   Director



Dated:  December 14, 2007

                                  Exhibit Index


Exhibit No.   Description of Exhibit
-------------------------------------------------------------------------------
10.1          Amended and Restated Master Definitions and Construction Schedule

                                                                    Exhibit 10.1


                  AMENDED AND RESTATED MASTER DEFINITIONS AND
                             CONSTRUCTION SCHEDULE

                               21 NOVEMBER 2007

                       PERMANENT FUNDING (NO. 1) LIMITED

                       PERMANENT FUNDING (NO. 2) LIMITED

                      PERMANENT MORTGAGES TRUSTEE LIMITED

                                   CONTENTS

CLAUSE                                                                     PAGE

1.       Accession of New Parties.............................................1
2.       Definitions..........................................................1
3.       Interpretation and Construction.....................................80
4.       Amendments..........................................................82
5.       Counterparts........................................................82
6.       Incorporation of Terms..............................................82
7.       Governing Law.......................................................82

SCHEDULE

1.       Accession Agreement.................................................83

Signatories..................................................................84

1.       ACCESSION OF NEW PARTIES

1.1 If, after the date hereof, an entity which is not party to this Master Definitions and Construction Schedule (each, a NEW PARTY) has agreed to enter into any Transaction Document which incorporates this Master Definitions and Construction Schedule, Funding 1 and Funding 2 shall procure (before that new Transaction Document becomes effective) that such New Party becomes a party to this Master Definitions and Construction Schedule by delivering to the Funding 1 and Funding 2 Security Trustee on behalf of the parties to this Master Definitions and Construction Schedule (including any previous New Party) (each, an EXISTING PARTY) an Accession Agreement (in the form set out in
         Schedule 1 (Accession Agreement)) (an ACCESSION AGREEMENT) duly executed by that New Party.

1.2 Upon execution and delivery of an Accession Agreement, the New Party will become a party to this Master Definitions and Construction Schedule.

1.3      No Existing Party is responsible to a New Party for:

         (a) the execution, genuineness, validity, enforceability or sufficiency of any Funding 1 or Funding 2 Transaction Document or any other document;

         (b) the collectability of amounts payable under any Funding 1 or Funding 2 Transaction Document; or

         (c) the accuracy of any statements (whether written or oral) made in or in connection with any Funding 1 or Funding 2 Transaction Document.

1.4 Each New Party confirms to the Existing Parties that, upon execution and delivery of an Accession Agreement in accordance with Clause 1.1, it:

         (a) has made its own independent investigation and assessment of the financial condition and affairs of the Mortgages Trustee, Funding 1 and Funding 2 (as applicable) in connection with the entry into the Funding 1 or Funding 2 Transaction Document referred to in Clause 1.1; and

         (b) will continue to make its own independent investigation and assessment of the financial condition and affairs of the Mortgages Trustee, Funding 1 or Funding 2 (as applicable) whilst the Funding 1 or Funding 2 Transaction Document referred to in Clause 1.1 is in force.

2.       DEFINITIONS

         In any agreement, instrument or deed expressly and specifically incorporating by reference this Amended and Restated Master Definitions and Construction Schedule, the undersigned hereby agree that the following words and expressions shall, unless otherwise defined therein or unless the context otherwise requires, have the following meanings:

         AAA LOAN TRANCHE means a tranche of any Funding 2 Intercompany Loan which has been structured so as to reflect the payment obligations on the Notes of the relevant Funding 2 Issuer which are rated AAA by S&P, Aaa by Moody's and AAA by Fitch (or, in the case of the Money Market Notes, the corresponding relevant short-term ratings as specified in the relevant Final Terms) at their date of issue;

         AAA PRINCIPAL DEFICIENCY SUB-LEDGER means, as the context requires,
         (a) (in respect of Funding 1) one of four sub-ledgers of the Principal Deficiency Ledger corresponding to the Term AAA Advances of Funding 1, which will be established and maintained pursuant to Clause 4.3(b) of the Cash Management Agreement or (b) (in respect of Funding 2) one of six sub-ledgers of the Principal Deficiency Ledger corresponding to the AAA Loan Tranches of Funding 2, which will be established and maintained pursuant to Clause 4.4(b) of the Cash Management Agreement;

         AA LOAN TRANCHE means a tranche of any Funding 2 Intercompany Loan which has been structured so as to reflect the payment obligations on the Notes of the relevant Funding 2 Issuer which are rated AA by S&P, Aa2 by Moody's and AA by Fitch (or, in the case of the Money Market Notes, the corresponding relevant short-term ratings as specified in the relevant Final Terms) at their date of issue;

         AA PRINCIPAL DEFICIENCY SUB-LEDGER means, as the context requires, (a) (in respect of Funding 1) one of four sub-ledgers of the Principal Deficiency Ledger corresponding to the Term AA Advances of Funding 1, which will be established and maintained pursuant to Clause 4.3(b) of the Cash Management Agreement or (b) (in respect of Funding 2) one of six sub-ledgers of the Principal Deficiency Ledger corresponding to the AA Loan Tranches of Funding 2, which will be established and maintained pursuant to Clause 4.4(b) of the Cash Management Agreement;

         A LOAN TRANCHE means a tranche of any Funding 2 Intercompany Loan which has been structured so as to reflect the payment obligations on the Notes of the Master Issuer which are rated A by S&P, A2 by Moody's and A by Fitch (or, in the case of the Money Market Notes, the corresponding relevant short-term ratings as specified in the relevant Final Terms) at their date of issue;

         A PRINCIPAL DEFICIENCY SUB-LEDGER means, as the context requires, (a) (in respect of Funding 1) one of four sub-ledgers and (in respect of Funding 2) one of six sub-ledgers of, as the context requires, (a) of the Principal Deficiency Ledger corresponding to the Term A Advances of Funding 1, which will be established and maintained pursuant to Clause 4.3(b) of the Cash Management Agreement or (b) (in respect of Funding 2) one of six sub-ledgers of the Principal Deficiency Ledger corresponding to the A Loan Tranches of Funding 2, which (in each case) will be established and maintained pursuant to Clause 4.4(b) of the Cash Management Agreement;

         ACCESSION UNDERTAKING means the deed of accession to the Funding 1 Deed of Charge substantially in the form set out in Schedule 2 to the Funding 1 Deed of Charge or the deed of accession to the Funding 2 Deed of Charge substantially in the form set out in Schedule 2 to the Funding 2 Deed of Charge, as applicable;

         ACCOUNT BANK means the bank at which the Mortgages Trustee GIC Account, the Funding 1 GIC Account, the Funding 2 GIC Account, the Funding 1 Transaction Account, and the Funding 2 Transaction Account are maintained from time to time, being as at the date hereof, Bank of Scotland plc situated at 116 Wellington Street, Leeds LS1 4LT and thereafter such other Authorised Entity as Funding 1 or Funding 2, as applicable, may choose with the prior written approval of the Funding 1 Security Trustee and/or the Funding 2 Security Trustee (as applicable) or as the Mortgages Trustee may choose with the prior written consent of the Beneficiaries;

         ACCRUED INTEREST means as at any date (the DETERMINATION DATE) on or after the date hereof and in relation to any Loan, interest on such Loan (not being interest which is currently payable on the determination date) which has accrued from and including the Monthly Payment Day immediately prior to the determination date to and including the determination date;

         ACT means the Data Protection Act 1998 as amended from time to time;

         ADDITIONAL FUNDING 1 LIQUIDITY FACILITY PROVIDER has the meaning given in clause 10.6(a) of the Funding 1 Deed of Charge;

         ADDITIONAL FUNDING 1 SECURITY means the security created under or pursuant to the Second Supplemental Funding 1 Deed of Charge;

         ADJUSTED FUNDING 1 RESERVE FUND LEVEL means the sum of:

         (a)     the amount standing to the credit of the General Reserve Fund;
                 and

         (b) the amount (if any) then outstanding in respect of item (b) of the relevant Funding 1 Pre-Enforcement Principal Priority of Payments.

         ADJUSTED FUNDING 2 RESERVE FUND LEVEL means the sum of:

         (a) the amount standing to the credit of the Funding 2 General Reserve Fund; and

         (b) the amount (if any) then outstanding in respect of item (a) of the relevant Funding 2 Pre-Enforcement Principal Priority of Payments;

         ADJUSTED RESERVE FUND LEVEL means, as the context requires, either (a) the Adjusted Funding 1 Reserve Fund Level (with respect to Funding 1 and the General Reserve Fund) or (b) the Adjusted Funding 2 Reserve Fund Level (with respect to Funding 2 and the Funding 2 General Reserve Fund), as applicable;

         ADVANCE means the aggregate of

         (a) the amount advanced by the First Start-up Loan Provider to Funding 1 on the Initial Closing Date pursuant to the First Start-up Loan Agreement;

         (b) the amount advanced by the Second Start-up Loan Provider to Funding 1 on the Second Issuer Closing Date pursuant to the Second Start-up Loan Agreement;

         (c) the amount advanced by the Third Start-up Loan Provider to Funding 1 on the Third Issuer Closing Date pursuant to the Third Start-up Loan Agreement;

         (d) the amount advanced by the Fourth Start-up Loan Provider to Funding 1 on the Fourth Issuer Closing Date pursuant to the Fourth Start-up Loan Agreement;

         (e) the amount advanced by the Fifth Start-up Loan Provider to Funding 1 on the Fifth Issuer Closing Date pursuant to the Fifth Start-up Loan Agreement;

         (f) the amount advanced by the Sixth Start-up Loan Provider to Funding 1 on the Sixth Issuer Closing Date pursuant to the Sixth Start-up Loan Agreement;

         (g) the amount advanced by the Seventh Start-up Loan Provider to Funding 1 on the Seventh Issuer Closing Date pursuant to the Seventh Start-up Loan Agreement;

         (h) the amount advanced by the Eighth Start-Up Loan Provider to Funding 1 on the Eighth Issuer Closing Date pursuant to the Eighth Start-Up Loan Agreement;

         (i) the amount advanced by the Ninth Start-Up Loan Provider to Funding 1 on the Ninth Issuer Closing Date pursuant to the Ninth Start-Up Loan Agreement;

         (j) the amount advanced by the Funding 2 Start-Up Loan Provider to Funding 2 on the Programme Date pursuant to the Funding 2 Start-Up Loan Agreement or such other amount advanced by the Funding 2 Start-Up Loan Provider or any new Funding 2 Start-Up Loan Provider to Funding 2 on each new issue of Notes by the Master Issuer pursuant to a Funding 2 Start-up Loan Agreement; and

         (k) the amount advanced by the Start-up Loan Provider or any New Start-up Loan Provider on any New Issuer Closing Date pursuant to any New Start-up Loan Agreement, or such part of such amount as shall be outstanding from time to time;

         ADVANCE DATE means, in relation to a Master Issuer Subordinated Loan, the date on which such Master Issuer Subordinated Loan is advanced by the Master Issuer Subordinated Loan Provider;

         AGENT BANK means Citibank, N.A. in its capacity as agent bank;

         ALTERNATIVE INSURANCE RECOMMENDATIONS means the recommendations contained in the Offer Conditions provided by the Seller to Borrowers who elect to arrange independent buildings insurance for their Properties;

         AMENDED AND RESTATED MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE, MASTER DEFINITIONS SCHEDULE and MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE means this schedule as amended and restated from time to time;

         ANNUALISED CPR means the result of:

         1-((1-M)^(12))

         where "M" is expressed as a percentage and determined as at the most recent Normal Calculation Date as indicated in the definition of Anticipated Cash Accumulation Period;

         ANTICIPATED CASH ACCUMULATION PERIOD means, on any Normal Calculation Date, the anticipated number of months required to accumulate sufficient Principal Receipts to pay the Relevant Accumulation Amount in relation to the relevant Cash Accumulation Advance, which will be equal to:

         J+K+-L/Mx(NxO)

         calculated in months and rounded up to the nearest whole number, where:

         J =     the Relevant Accumulation Amount;

         K = the aggregate principal amount outstanding on that Normal Calculation Date of:

         (a) each Bullet Term Advance and Scheduled Amortisation Term Advance that was not fully repaid on its relevant Scheduled Repayment Date; and

         (b) each other Bullet Term Advance and Scheduled Amortisation Instalment, the Scheduled Repayment Date of which falls on or before the Scheduled Repayment Date of the relevant Bullet Term Advance or Scheduled Amortisation Instalment;

         L = the amount of any available cash already standing to the credit of the Cash Accumulation Ledger at the start of that Normal Calculation Date plus the aggregate amount of Cash

                 Accumulation Requirement paid to Funding 1 since the previous Funding 1 Interest Payment Date;

         M =     means:

         (a) on any date prior to or including the 12th Normal Calculation Date to occur following the Initial Closing Date, the sum of each Monthly CPR on the Normal Calculation Dates which have occurred since the Initial Closing Date divided by the number of those Calculation Dates; and

         (b) on any subsequent date, the sum of each Monthly CPR on the 12 most recent Normal Calculation Dates divided by 12 or (in the case of a Loan Tranche corresponding to Money Market Notes) any alternative CPR if specified in the applicable Loan Tranche Supplement and the corresponding Final Terms;

         N =     0.85; and

         O = the aggregate Outstanding Principal Balance of the Loans comprising the Trust Property on the previous Normal Calculation Date (or, if none, the Initial Closing Date);

         APPROVED PURPOSE means, in England and Wales, an approved purpose in relation to the right-to-buy scheme governed by the Housing Act 1985 (as amended by the Housing Act 2004) or, in Scotland, either of the purposes detailed in Sections 72(5)(a)(i) and (ii) of the Housing (Scotland) Act 1987;

         IN ARREARS or IN ARREARS means, in respect of a Mortgage Account, that one or more Monthly Payments in respect of such Mortgage Account have become due and is unpaid by a Borrower;

         ARREARS OF INTEREST means, in respect of a Loan on a given date, interest, principal (if applicable) and expenses which are due and payable and remain unpaid on that date;

         ASSET TRIGGER EVENT means the event that occurs when there is an amount being debited to the related AAA Principal Deficiency Sub-Ledger unless such debit is made when:

         (a) (i) in the case of Funding 1, the aggregate principal amount outstanding of each of the Term AA Advances, the Term A Advances and the Term BBB Advances is equal to zero, or (ii) in the case of Funding 2, the aggregate principal amount outstanding of each of the AA Loan Tranches, the A Loan Tranches, the BBB Loan Tranches and the BB Loan Tranches is equal to zero; and

         (b) (i) in the case of the Funding 1, the sum of (x) the amount standing to the credit of the Funding 1 General Reserve Ledger, (y) the amount standing to the credit of the Funding 1 Liquidity Reserve Ledger (if any) and (z) the amount standing to the credit of the Funding 1 Revenue Ledger together with amounts determined and due to be credited to the Funding 1 Revenue Ledger prior to the immediately following Funding 1 Interest Payment Date after such debit is made, is greater than the amount necessary to pay the items in paragraphs (a) to (g) in the Funding 1 Pre-Enforcement Revenue Priority of Payments on the immediately following Funding 1 Interest Payment date after such debit is made or (ii) in the case of Funding 2, the sum of (x) the amount standing to the credit of the Funding 2 General Reserve Ledger, (y) the amount standing to the credit of the Funding 2 Liquidity Reserve Ledger (if any) and (z) the amount standing to the credit of the Funding 2 Revenue Ledger together with amounts determined and due to be credited to the Funding 2 Revenue Ledger prior to the immediately following Funding 2 Interest Payment Date after such debit is made, is greater than the amount necessary to pay the items in paragraphs (a) to (e) in the

                 Funding 2 Pre-Enforcement Revenue Priority of Payments on the immediately following Funding 2 Interest Payment date after such debit is made;

         ASSIGNMENT OF HALIFAX MORTGAGE RE LIMITED MIG POLICIES means an assignment of the Halifax Mortgage Re Limited MIG Policies substantially in the form set out in Schedule 8 to the Mortgage Sale Agreement;

         ASSIGNMENT OF THIRD PARTY RIGHTS means an assignment of Related Security and rights of action against third parties substantially in the form set out in Schedule 7 to the Mortgage Sale Agreement;

         AUDITORS means KPMG Audit Plc of 1 Canada Square, Canary Wharf, London E14 5AG or such other internationally independent firm of auditors selected from time to time by, (in the case of the Mortgages Trustee) the Mortgages Trustee, the Funding 1 Security Trustee and the Funding 2 Security Trustee (in the case of Funding 1), Funding 1 and the Funding 1 Security Trustee or (in the case of Funding 2), Funding 2 and the Funding 2 Security Trustee;

         AUTHORISED INVESTMENTS means:

         (a)     Sterling gilt-edged securities; and

         (b) Sterling demand or time deposits, certificates of deposit and short-term debt obligations (including commercial paper) provided that in all cases such investments have a maturity date of 90 days or less and mature on or before the next following Funding 1 Interest Payment Date or Funding 2 Interest Payment Date, as applicable, and the short-term unsecured, unguaranteed and unsubordinated debt obligations of the issuing or guaranteeing entity or the entity with which the demand or time deposits are made (being an authorised person under the Financial Services and Markets Act 2000) are rated at least A-1+ by Standard & Poor's, P-1 by Moody's and AA- and F1+ by Fitch or their equivalents by three other internationally recognised rating agencies or which are otherwise acceptable to the Rating Agencies (if they are notified in advance) to maintain the then current ratings of the related Notes;

         AUTHORISED SIGNATORY means any authorised signatory referred to in, as applicable, the Funding 1 Transaction Account Mandate, the Funding 2 Transaction Account Mandate, the Funding 1 GIC Account Mandate, the Funding 2 GIC Account Mandate and the Mortgages Trustee GIC Account Mandate;

         AVERAGE FIXED RATE LOAN BALANCE has the meaning given in the Funding 1 Swap Agreement;

         AVERAGE TRACKER RATE LOAN BALANCE has the meaning given in the Funding 1 Swap Agreement;

         AVERAGE VARIABLE RATE LOAN BALANCE has the meaning given in the Funding 1 Swap Agreement;

         BACS means the Bankers' Automated Clearing Service as amended from time to time or any scheme replacing the same;

         BANK ACCOUNT AGREEMENT means the agreement entered into on the Initial Closing Date between the Account Bank, the Mortgages Trustee, Funding 1, the Cash Manager and the Security Trustee, as amended and restated on the Programme Date, between the Account Bank, the Mortgages Trustee, Funding 1, Funding 2, the Cash Manager and the Security Trustees, which governs the operation of the Bank Accounts (excluding the Funding 1 Liquidity Facility Stand-by Account) (as amended, restated, supplemented, replaced and/or novated from time to time);

         BANK ACCOUNTS means the Mortgages Trustee GIC Account, the Funding 1 GIC Account, the Funding 1 Transaction Account, the Funding 1 Liquidity Facility Stand-by Account, the Funding 2 GIC Account, the Funding 2 Transaction Account and any additional or replacement bank accounts held in the name of either the Mortgages Trustee, Funding 1 and/or Funding 2, as applicable, from time to time with the prior written consent of the Security Trustees and the Rating Agencies;

         BANK OF ENGLAND REPO RATE means the Bank of England's official dealing rate (the repo rate) as set by the UK Monetary Policy Committee and in the event that such rate ceases to exist or becomes inappropriate as an index, such alternative rate or index, not controlled by the Seller, that the Seller considers to be the most appropriate in the circumstances;

         BANK OF SCOTLAND means Bank of Scotland plc (formerly The Governor and Company of the Bank of Scotland) incorporated under the laws of Scotland and registered as a public company under the Companies Act 1985 on the Reorganisation Date in accordance with the HBOS Group Reorganisation Act 2006;

         BBB LOAN TRANCHES means a tranche of any Funding 2 Intercompany Loan which has been structured so as to reflect the payment obligations on the Notes of the relevant Funding 2 Issuer which are rated BBB by S&P, Baa3 by Moody's and BBB by Fitch (or, in the case of the Money Market Notes, the corresponding relevant short-term ratings as specified in the relevant Final Terms) at their date of issue;

         BBB PRINCIPAL DEFICIENCY SUB-LEDGER means, as the context requires,
         (a) (in respect of Funding 1) one of four sub-ledgers of the Principal Deficiency Ledger corresponding to the Term BBB Advances of Funding 1, which will be established and maintained pursuant to Clause 4.3(b) of the Cash Management Agreement or (b) (in respect of Funding 2) one of six sub-ledgers of the Funding 2 Principal Deficiency Ledger corresponding to the BBB Loan Tranches of Funding 2, which will be established and maintained pursuant to Clause 4.4(b) of the Cash Management Agreement;

         BB LOAN TRANCHES means a tranche of any Funding 2 Intercompany Loan which has been structured so as to reflect the payment obligations on the Notes of the Master Issuer which are rated BB by S&P, Ba1 by Moody's and BB by Fitch (or, in the case of the Money Market Notes, the corresponding relevant short-term ratings as specified in the relevant Final Terms) at their date of issue;

         BB PRINCIPAL DEFICIENCY SUB-LEDGER means, as the context requires, (a) (in respect of Funding 1) one of four sub-ledgers of the Principal Deficiency Ledger corresponding to the Term BB Advances of Funding 1, which will be established and maintained pursuant to Clause 4.3(b) of the Cash Management Agreement or (b) (in respect of Funding 2) one of six sub-ledgers of the Funding 2 Principal Deficiency Ledger corresponding to the BB Loan Tranches of Funding 2, which will be established and maintained pursuant to Clause 4.4(b) of the Cash Management Agreement;

         BENEFICIARIES means Funding 1, Funding 2 and the Seller together, as beneficiaries of the Mortgages Trust, and shall include any other beneficiary of the Mortgages Trust from time to time pursuant to the terms of the Mortgages Trust Deed;

         BORROWER means, in relation to a Loan, the individual or individuals specified as such in the relevant Mortgage Terms together with the individual or individuals (if any) from time to time assuming an obligation to repay such Loan or any part of it;

         BUILDINGS POLICIES means:

         (a) all buildings insurance policies relating to freehold or heritable Properties which have been taken out in the name of the relevant Borrower (and, in the case of the Halifax Policies, the

                 Seller) in accordance with the applicable Mortgage Terms or the Alternative Insurance Recommendations; and

         (b) all landlord's buildings insurance policies relating to leasehold Properties including Properties in Scotland held under a long lease;

         BULLET ACCUMULATION LIABILITY means, as the context requires, (a) with respect to Funding 1, on any Funding 1 Interest Payment Date prior to any payment under item (d) of the Funding 1 Pre-Enforcement Principal Priority of Payments, the aggregate of each Relevant Accumulation Amount at that time of each Bullet Term Advance which is within a Cash Accumulation Period and (b) with respect to Funding 2, on any Funding 2 Interest Payment Date prior to any payment under item (c) of the Funding 2 Pre-Enforcement Principal Priority of Payments, the aggregate of each Relevant Accumulation Amount at that time of each Bullet Loan Tranche which is within a Cash Accumulation Period;

         BULLET ACCUMULATION SHORTFALL means, at any time, that the Cash Accumulation Ledger Amount is less than the Bullet Accumulation Liability;

         BULLET LOAN TRANCHE means any Rated Loan Tranche where the full amount of principal in respect of that Loan Tranche is scheduled for repayment on a single Funding 2 Interest Payment Date (being the Scheduled Repayment Date);

         BULLET TERM ADVANCE means any Term Advance where the full amount of principal in respect of that Term Advance is scheduled for repayment on a single Funding 1 Interest Payment Date (being the Scheduled Repayment Date);

         BUSINESS DAY means a day which is a London Business Day, a New York Business Day and a TARGET Business Day;

         CALCULATION DATE means the first day (or, if not a London Business Day, the next succeeding London Business Day) of each month or the date on which either Funding 1 and/or Funding 2 and/or the Seller (as applicable) acquires a further interest in the Trust Property or the Mortgages Trustee acquires New Loans from the Seller and the date on which the Mortgages Trust is terminated;

         CALCULATION PERIOD means the period from and including a Calculation Date to but excluding the next following Calculation Date and in respect of the first Calculation Date following the Programme Date , the period from and including the Programme Date to but excluding the first Calculation Date following the Programme Date;

         CALENDAR YEAR means a year from the beginning of 1 January to the end of 31 December;

         CAPITALISED ARREARS means, in relation to a Loan at any date (the DETERMINATION DATE), the amount (if any) at such date of any Arrears of Interest in respect of which, at the determination date, each of the following conditions has been satisfied:

         (a) the Seller has, by arrangement with the relevant Borrower, agreed to capitalise such Arrears of Interest; and

         (b) such Arrears of Interest have been capitalised and added, in the accounts of the Seller (or, if the determination date occurs after the Initial Closing Date, the Mortgages Trustee), to the principal amount outstanding in respect of such Loan;

         CAPITALISED EXPENSES means, in relation to a Loan, the amount of any expense, charge, fee, premium or payment (excluding, however, any Arrears of Interest) capitalised and added to the principal amount outstanding in respect of such Loan in accordance with the relevant Mortgage Terms (including for the avoidance of doubt, any High Loan-to-Value Fee);

         CAPITALISED INTEREST means, in relation to a Loan, the amount of interest that would have been paid on a Loan if not for the Borrower under that Loan taking a Payment Holiday or making an Underpayment;

         CASH means cash and/or amounts standing to the credit of a bank account, as the context shall require;

         CASH ACCUMULATION ADVANCE means a Bullet Term Advance, a Bullet Loan Tranche or a Scheduled Amortisation Instalment which is within a Cash Accumulation Period;

         CASH ACCUMULATION LEDGER means, as the context requires, either (a) the Funding 1 Cash Accumulation Ledger or (b) the Funding 2 Cash Accumulation Ledger;

         CASH ACCUMULATION LEDGER AMOUNT means, as the context requires, either
         (a) the Funding 1 Cash Accumulation Ledger Amount or (b) the Funding 2 Cash Accumulation Ledger Amount;

         CASH ACCUMULATION LIABILITY means, with respect to Funding 1, on any Funding 1 Interest Payment Date, prior to any payment under item (d) of the Funding 1 Pre-Enforcement Principal Priority of Payments, or, with respect to Funding 2, on any Funding 2 Interest Payment Date, prior to any payment under item (c) of the Funding 2 Pre-Enforcement Principal Priority of Payments, the sum of:

         (a)     the Bullet Accumulation Liability at that time; and

         (b) the aggregate of each Relevant Accumulation Amount at that time of each Scheduled Amortisation Instalment which is within a Cash Accumulation Period;

         CASH ACCUMULATION PERIOD means the period beginning on the earlier of:

         (a) the commencement of the Anticipated Cash Accumulation Period relating to the Relevant Accumulation Amount; and

         (b) in respect of an Original Bullet Term Advance, six months (or three months, in the case of the Original Bullet Term Advance relating to the Series 2 Class A Ninth Issuer Notes) prior to the Scheduled Repayment Date of that Original Bullet Term Advance and, in respect of an Original Scheduled Amortisation Instalment, three months (or one month, in the case of the Scheduled Amortisation Instalments relating to the Series 2 Class A Fifth Issuer Notes, the Series 2 Class A Sixth Issuer Notes, the Series 3 Class A Sixth Issuer Notes, the Series 3 Class A Seventh Issuer Notes, the Series 5 Class A Seventh Issuer Notes, the Series 3 Class A Eighth Issuer Notes, the Series 4 Class A Eighth Issuer Notes, the Series 5 Class A2 Eighth Issuer Notes, the Series 3 Class A Ninth Issuer Notes and the Series 4 Class A Ninth Issuer Notes) prior to the Scheduled Repayment Date of that Original Scheduled Amortisation Instalment, and ending when Funding 1 or Funding 2, as applicable, has fully repaid the Bullet Term Advance/Bullet Loan Tranche (respectively) or Scheduled Amortisation Instalment, as applicable;

         CASH ACCUMULATION REQUIREMENT means on a Calculation Date:

         (a) the outstanding principal amounts in relation to each Cash Accumulation Advance;

         (b) plus, as the context requires, (a) with respect to Funding 1, amounts due in paragraphs 2.2(a) and 2.2(b) of the Funding 1 Pre-Enforcement Principal Priority of Payments and (b) with respect to Funding 2, amounts due in paragraphs 2.2(a) and 2.2(b) of the Funding 2 Pre-Enforcement Principal Priority of Payments;

         (c) less the amount standing to the credit of the Cash Accumulation Ledger, as the context requires, (a) with respect to Funding 1, at the last Funding 1 Interest Payment Date (which amount was not distributed on that Funding 1 Interest Payment Date to the Issuer with the relevant Cash Accumulation Requirement) and (b) with respect to Funding 2, at the last Funding 2 Interest Payment Date (which amount was not distributed on that Funding 2 Interest Payment Date to the Master Issuer with the relevant Cash Accumulation Requirement);

         (d) less the sum of the Cash Accumulation Requirement paid to Funding 1 or Funding 2, as applicable, on a previous Distribution Date during the relevant Interest Period;

         CASH ACCUMULATION SHORTFALL means, at any time, that the Cash Accumulation Ledger Amount is less than the Cash Accumulation Liability;

         CASH MANAGEMENT AGREEMENT means the cash management agreement entered into on the Initial Closing Date between the Cash Manager, the Mortgages Trustee, Funding 1 and the Funding 1 Security Trustee, as amended and restated on the Programme Date between the Cash Manager, the Mortgages Trustee, Funding 1, Funding 2, the Funding 1 Security Trustee and the Funding 2 Security Trustee (as the same may be amended, restated, supplemented, replaced and/or novated from time to time);

         CASH MANAGEMENT SERVICES means the cash management services set out in the Cash Management Agreement;

         CASH MANAGER means initially Halifax and, as of the Reorganisation Date, Bank of Scotland acting, pursuant to the Cash Management Agreement, as agent for the Mortgages Trustee, Funding 1, Funding 2 and the Security Trustees, inter alia, to manage all cash transactions and maintain certain ledgers on behalf of the Mortgages Trustee, Funding 1, Funding 2, the Funding 1 Security Trustee and the Funding 2 Security Trustee (which expression shall include such other person as may be appointed from time to time as Cash Manager pursuant to the Cash Management Agreement);

         CASH MANAGER TERMINATION EVENT has the meaning given in Clause 13.1 of the Cash Management Agreement;

         CERTIFICATE OF TITLE means a solicitor's, licensed conveyancer's or (in Scotland) qualified conveyancer's report or certificate of title obtained by or on behalf of the Seller in respect of each Property substantially in the form of the pro-forma set out in the Standard Documentation;

         CLASS A NOTES means the Class A First Issuer Notes, the Class A Second Issuer Notes, the Class A Third Issuer Notes, the Class A Fourth Issuer Notes, the Class A Fifth Issuer Notes, the Class A Sixth Issuer Notes, the Class A Seventh Issuer Notes, the Class A Eighth Issuer Notes, the Class A Ninth Issuer Notes, any class A notes issued by the Master Issuer and any class A notes issued by any New Issuer;

         CLEARING AGENCY means an agency registered under the provisions of section 17A of the United States Securities Exchange Act of 1934;

         CLEARING CORPORATION means a corporation within the meaning of the New York Uniform Commercial Code;

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         CLEARSTREAM, LUXEMBOURG means Clearstream Banking, societe anonyme;

         CLOSING DATE means the Initial Closing Date (or the First Issuer Closing Date), the Second Issuer Closing Date, the Third Issuer Closing Date, the Fourth Issuer Closing Date, the Fifth Closing Date, the Sixth Issuer Closing Date, the Seventh Issuer Closing Date, the Eighth Issuer Closing Date, the Ninth Issuer Closing Date, any Master Issuer Closing Date and any New Issuer Closing Date;

         COLLECTION ACCOUNT means the collection account in the name of the Servicer which is from time to time used for the purpose of collecting, directly or indirectly, monies due in respect of the Loans and/or the Related Security forming part of the Trust Property;

         COMMON DEPOSITORY means Citibank, N.A. in its capacity as the common depository;

         COMPLETION means the completion of the sale and purchase of the relevant Portfolio pursuant to and in accordance with clause 3 or 4 (as applicable) of the Mortgage Sale Agreement;

         CONTRIBUTIONS means the consideration in the form of cash provided to the Mortgages Trustee by any Beneficiary in respect of the share of such Beneficiary in the Trust Property under the Mortgages Trust Deed, being any of an Initial Contribution, a Further Contribution or a Deferred Contribution;

         CONTROLLING BENEFICIARY DEED means the controlling beneficiary deed entered into on the Programme Date between Funding 1, Funding 2, the Funding 1 Security Trustee, the Funding 2 Security Trustee and the Seller (as the same may be amended, restated, supplemented, replaced and/or novated from time to time);

         CONTROLLING DIRECTIONS has the meaning given to it in the Controlling Beneficiary Deed;

         CONVENTION means the Modified Following Business Day Convention as defined in the 2000 ISDA Definitions published by the International Swaps and Derivatives Association;

         CORPORATE SERVICES AGREEMENT means in respect of Holdings, Funding 1 and Funding 2, the agreement dated the Programme Date between the Corporate Services Provider, the Share Trustee, Holdings, Funding 1, Funding 2, Halifax, the Funding 1 Security Trustee and the Funding 2 Security Trustee and to which Bank of Scotland became party to in place of Halifax as of the Reorganisation Date for the provision by the Corporate Services Provider of certain corporate services and personnel to Funding 2, Funding 1 and Holdings (as the same may be amended, restated, supplemented, replaced and/or novated from time to time);

         CORPORATE SERVICES AGREEMENTS means, together, the Funding 1 Corporate Services Agreement, the First Issuer Corporate Services Agreement, the Second Issuer Corporate Services Agreement, the Third Issuer Corporate Services Agreement, the Fourth Issuer Corporate Services Agreement, the Fifth Issuer Corporate Services Agreement, the Sixth Issuer Corporate Services Agreement, the Seventh Issuer Corporate Services Agreement, the Eighth Issuer Corporate Services Agreement, the Ninth Issuer Corporate Services Agreement, the Mortgages Trustee Corporate Services Agreement, the Corporate Services Agreement and the PECOH Corporate Services Agreement;

         CORPORATE SERVICES PROVIDER means Structured Finance Management Limited or such other person or persons for the time being acting as corporate services provider to Funding 1, Funding 2 and Holdings under the Corporate Services Agreement;

         CPR means, on any Normal Calculation Date, the annualised principal repayment rate of all the Loans comprised in the Trust Property during the previous Calculation Period calculated as follows:

         1-((1-R)^(12))

         where "R'' equals the result (expressed as a percentage) of the total Principal Receipts received during the period of one month ending on that Normal Calculation Date divided by the aggregate Outstanding Principal Balance of the Loans comprised in the Trust Property as at the first day of that period;

         CURRENT FUNDING 1 SHARE means the amount of Trust Property beneficially owned by Funding 1 from time to time, as determined in accordance with Clause 8 of the Mortgages Trust Deed;

         CURRENT FUNDING 1 SHARE PERCENTAGE means the percentage share of Funding 1 in the Trust Property from time to time, as determined in accordance with Clause 8 of the Mortgages Trust Deed;

         CURRENT FUNDING 2 SHARE means the amount of Trust Property beneficially owned by Funding 2 from time to time, as determined in accordance with Clause 8 of the Mortgages Trust Deed;

         CURRENT FUNDING 2 SHARE PERCENTAGE means the percentage share of Funding 2 in the Trust Property from time to time, as determined in accordance with Clause 8 of the Mortgages Trust Deed;

         CURRENT SELLER SHARE means the amount of Trust Property beneficially owned by the Seller from time to time, as determined in accordance with Clause 8 of the Mortgages Trust Deed;

         CURRENT SELLER SHARE PERCENTAGE means the percentage share of the Seller in the Trust Property from time to time, as determined in accordance with Clause 8 of the Mortgages Trust Deed;

         CURRENT SWAP EXCLUDED TERMINATION AMOUNT means, in relation to an Issuer Swap Agreement, an amount equal to:

         (a) the amount of any termination payment due and payable to the relevant Issuer Swap Provider as a result of an Issuer Swap Provider Default or following an Issuer Swap Provider Downgrade Termination Event;

         less

         (b) the amount, if any, received by the relevant Issuer from a replacement swap provider upon entry by that Issuer into an agreement with such replacement swap provider to replace such swap agreement which has terminated as a result of an Issuer Swap Provider Default or following an Issuer Swap Provider Downgrade Termination Event;

         CUSTOMER FILES means the file or files relating to each Loan containing, inter alia:

         (a)     all material correspondence relating to that Loan; and

         (b) the completed mortgage documentation applicable to the Loan (other than the Title Deeds) including the Valuation Report and the Certificate of Title,

         whether original documentation, electronic form or otherwise;

         D.D. DATE means the date of delivery to the Account Bank or BACS (as the case may be) of such instructions as may be necessary from time to time for the debit of a Borrower's account in respect of which there is a direct debit mandate;

         DATA CONTROLLER means the Mortgages Trustee and the Beneficiaries;

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

         DATA PROCESSOR means the Servicer;

         DATA PROCESSOR AGREEMENT means the agreement entered into by, inter alios, the Data Controllers and the Data Processor dated 25 November 2003 pursuant to which the Data Controllers appointed the Data Processor to process data on their respective behalf, as amended and restated on the Programme Date;

         DATA SUBJECT has the meaning given to it in the Act;

         DEED OF ACCESSION means, as applicable, the First Deed of Accession, the Second Deed of Accession, the Third Deed of Accession, the Fourth Deed of Accession, the Fifth Deed of Accession, the Sixth Deed of Accession, the Seventh Deed of Accession, the Eighth Deed of Accession and any New Deed of Accession;

         DEED OF ACCESSION AND RELEASE SUPPLEMENTAL TO THE FUNDING 1 DEED OF CHARGE means the deed so named dated 31 July 2002;

         DEED OF CONSENT means a deed whereby a person in or intended to be in occupation of a Property situated in England and Wales agrees with the Seller to postpone his or her interest (if any) in the Property so that it ranks after the interest created by the relevant Mortgage;

         DEED OF POSTPONEMENT means a deed or agreement whereby a mortgagee of or the heritable creditor in relation to a Property agrees with the Seller to postpone its mortgage or standard security (as applicable) over the Property so that the sums secured by it will rank for repayment after the sums secured by the relevant Mortgage;

         DEEDSTORE LOAN means a type of Loan product that gives the Borrower the option to leave a small balance owing on the loan account so that the relevant Title Deeds can continue to be lodged with the Seller;

         DEEMED AAA RATING means the deemed rating of a Term Advance Rating or a Loan Tranche Rating where the corresponding Notes are rated, on the Closing Date thereof, A-1+ by S&P, P-1 by Moody's and F1+ by Fitch;

         DEFERRED CONSIDERATION means the consideration payable by Funding 1 and Funding 2 to the Seller pursuant to the Mortgage Sale Agreement in respect of the sale of the Initial Portfolio and any New Portfolio, which shall be:

         (a) (in the case of Funding 1) an amount equal to the amount remaining after making payment of the items described in (a) to (s) (inclusive) of the Funding 1 Pre-Enforcement Revenue Priority of Payments on each Funding 1 Interest Payment Date and the amount remaining after making payment of the items described in (a) to (1) (inclusive) of the Funding 1 Post-Enforcement Priority of Payments (as applicable); and

         (b) (in the case of Funding 2) an amount equal to the amount remaining after making payment of the items described in (a) to (u) (inclusive) of the Funding 2 Pre-Enforcement Revenue Priority of Payments on each Funding 2 Interest Payment Date and the amount remaining after making payment of the items described in (a) to (1) (inclusive) of the Funding 2 Post-Enforcement Priority of Payments (as applicable);

         DEFERRED PURCHASE PRICE means that portion of the Purchase Price for the sale and assignment of the Initial Portfolio or of any New Portfolio sold and assigned to the Mortgages Trustee which is not paid to the Seller, in the case of the Initial Portfolio, on the Initial Closing Date or, in the case of any New Portfolio, on the relevant Sale Date and which is to be paid by Funding 1 and Funding 2 to the

         Seller from time to time in accordance with the Funding 1 Deed of Charge and the Funding 2 Deed of Charge (respectively) and otherwise in accordance with the Mortgage Sale Agreement;

         DELAYED CASHBACK means, in relation to a Loan, the agreement by the Seller to pay an amount to the relevant Borrower after a specified period of time following completion of the relevant Loan;

         DESIGNATED INTEREST PERIOD has the meaning given to it in Clause 8.4 of the Funding 1 Liquidity Facility Agreement;

         DIRECT DEBITING SCHEME means the scheme for the manual or automated debiting of bank accounts operated in accordance with the detailed rules of certain members of the Association for Payment Clearing Services;

         DISCLOSURE RULES means in the case of the Reg S Notes which are, or are to be, admitted to the Official List, the disclosure rules made under section 73A of the FSMA;

         DISTRIBUTION DATE means the date which is two London Business Days after each Calculation Date, being the date that the Mortgages Trustee shall distribute the Mortgages Trust Available Revenue Receipts and the Mortgages Trust Available Principal Receipts to Funding 1, Funding 2 and the Seller;

         DISTRIBUTION PERIOD means the period from, and including, a Distribution Date to, but excluding, the next following Distribution Date or, in relation to the first Distribution Period, the period from and including the relevant Closing Date to, but excluding, the first Distribution Date;

         DOUBLE TAXATION TREATY means any convention between the government of the United Kingdom and any other government for the avoidance of double taxation;

         DRAWDOWN DATE means, in respect of:

         (a)     the First Issuer Intercompany Loan, the Initial Closing Date;

         (b)     the Second Issuer Intercompany Loan, the Second Issuer Closing
                 Date;

         (c)     the Third Issuer Intercompany Loan, the Third Issuer Closing
                 Date;

         (d)     the Fourth Issuer Intercompany Loan, the Fourth Issuer Closing
                 Date;

         (e)     the Fifth Issuer Intercompany Loan, the Fifth Issuer Closing
                 Date;

         (f)     the Sixth Issuer Intercompany Loan, the Sixth Issuer Closing
                 Date;

         (g) the Seventh Issuer Intercompany Loan, the Seventh Issuer Closing Date;

         (h)     the Eighth Issuer Intercompany Loan, the Eighth Issuer Closing
                 Date;

         (i)     the Ninth Issuer Intercompany Loan, the Ninth Issuer Closing
                 Date;

         (j) a Loan Tranche pursuant to the Master Intercompany Loan, the relevant Master Issuer Closing Date on which the Loan Tranche is made available thereunder; and

         (k) any New Intercompany Loan, the date on which the New Term Advances thereunder are made;

         DRAWDOWN NOTICE means, in respect of an Intercompany Loan, a notice delivered by Funding 1 to the Issuer and the Security Trustee requesting a drawing under that Intercompany Loan Agreement;

         DTC means The Depository Trust Company;

         EARLY REPAYMENT FEE means any fee (other than a Redemption Fee) which a Borrower is required to pay in the event that the Borrower is in default or his or her Loan becomes repayable for any other mandatory reason or he or she repays all or any part of the relevant Loan before a specified date;

         EIGHTH DEED OF ACCESSION means the eighth deed of accession to the Funding 1 Deed of Charge entered into on the Ninth Issuer Closing Date between Funding 1, the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer, the Sixth Issuer, the Seventh Issuer, the Eighth Issuer, the Ninth Issuer, the Corporate Services Provider, the Account Bank, the Security Trustee, the Seller, the First Start-up Loan Provider, the Second Start-up Loan Provider, the Third Start-up Loan Provider, the Fourth Start-up Loan Provider, the Fifth Start-up Loan Provider, the Sixth Start-up Loan Provider, the Seventh Start-up Loan Provider, the Eighth Start-up Loan Provider, the Ninth Start-up Loan Provider, the Cash Manager, the Funding 1 Swap Provider and the Funding 1 Liquidity Facility Provider as supplemented, amended and/or restated from time to time;

         EIGHTH ISSUER means Permanent Financing (No. 8) PLC (registered number 5434519), a public limited company incorporated under the laws of England and Wales, whose registered office is at 35 Great St. Helen's, London EC3A 6AP;

         EIGHTH ISSUER CLOSING DATE means 22 June 2005;

         EIGHTH ISSUER INTERCOMPANY LOAN AGREEMENT means the Eighth Issuer Intercompany Loan Confirmation and the Intercompany Loan Terms and Conditions together entered into on the Eighth Issuer Closing Date by the Eighth Issuer, Funding 1 and the Security Trustee (as the same may be amended, restated, supplemented, replaced and/or novated from time to time);

         EIGHTH ISSUER SECURITY means the security created by the Eighth Issuer pursuant to the Eighth Issuer Deed of Charge in favour of the Eighth Issuer Secured Creditors;

         EIGHTH START-UP LOAN means the start-up loan that the Eighth Start-up Loan Provider made available to Funding 1 pursuant to the Eighth Start-up Loan Agreement;

         EIGHTH START-UP LOAN AGREEMENT means the agreement entered into on the Eighth Issuer Closing Date between Funding 1, the Eighth Start-up Loan Provider and the Security Trustee relating to the provision of the Eighth Start-up Loan to Funding 1 (as the same may be amended, restated, supplemented, replaced and/or novated from time to time);

         EIGHTH START-UP LOAN PROVIDER means initially Halifax and as of the Reorganisation Date, Bank of Scotland, in its capacity as provider of the Eighth Start-up Loan;

         ELECTRONIC NOTIFICATION OF DISCHARGE means an electronic notification of the discharge of a mortgage or charge, sent to the Land Registry in lieu of a paper discharge;

         ELIGIBLE GENERAL RESERVE FUND PRINCIPAL REPAYMENTS means:

         (a)     prior to the occurrence of a Trigger Event:

                 (i) repayments of principal which are then due and payable in respect of the Original Bullet Term Advances; and

                 (ii) repayments of principal in respect of Original Scheduled Amortisation Term Advances on their respective final maturity dates only; and

         (b) on or after the occurrence of a Non-Asset Trigger Event but prior to the occurrence of an Asset Trigger Event, repayments of principal in respect of Original Bullet Term Advances and Original Scheduled Amortisation Term Advances on their respective final maturity dates only, in each case prior to the service of an Intercompany Loan Acceleration Notice on Funding 1 and taking into account any allocation of principal to meet any deficiency in Funding 1 Available Revenue Receipts;

         ELIGIBLE LIQUIDITY FACILITY PRINCIPAL REPAYMENTS means:

         (a)     prior to the occurrence of a Trigger Event:

                 (i) repayments of principal which are then due and payable in respect of the Original Bullet Term Advances; and

                 (ii) repayments of principal in respect of Original Scheduled Amortisation Term Advances on their respective Final Repayment Dates only; and

         (b) on or after the occurrence of a Non-Asset Trigger Event but prior to the occurrence of an Asset Trigger Event, repayments of principal in respect of Original Bullet Term Advances and Original Scheduled Amortisation Term Advances on their respective Final Repayment Dates only, in each case prior to the service of an Intercompany Loan Acceleration Notice on Funding 1 and taking into account any allocation of principal to meet any deficiency in Funding 1 Available Revenue Receipts.

         Following the occurrence of an Asset Trigger Event, the Funding 1 Liquidity Facility will not be available to repay principal in respect of Original Bullet Term Advances or Original Scheduled Term Advances;

         ELIGIBLE LIQUIDITY RESERVE FUND PRINCIPAL REPAYMENTS means:

         (a)     prior to the occurrence of a Trigger Event:

                 (i) repayments of principal which are then due and payable in respect of the Original Bullet Term Advances; and

                 (ii) repayments of principal in respect of Original Scheduled Amortisation Term Advances on their respective Final Repayment Dates only; and

         (b) on or after the occurrence of a Non-Asset Trigger Event but prior to the occurrence of an Asset Trigger Event, repayments of principal in respect of Original Bullet Term Advances and Original Scheduled Amortisation Term Advances on their respective Final Repayment Dates, in each case prior to the service of an Intercompany Loan Acceleration Notice on Funding 1 and taking into account any allocation of principal to meet any deficiency in Funding 1 Available Revenue Receipts;

         ENCUMBRANCE has the same meaning as SECURITY INTEREST;

         ENFORCEMENT PROCEDURES means the procedures for the enforcement of Mortgages undertaken by the Servicer from time to time in accordance with the Seller's Policy;

         ENGLISH LOAN means a Loan secured by an English Mortgage;

         ENGLISH MORTGAGE means a Mortgage over a property in England or Wales;

         EUROCLEAR means Euroclear Bank S.A./N.V., as operator of the Euroclear System, and any successor to such business;

         EXCHANGE ACT means the United States Securities Exchange Act of 1934, as amended;

         EXHIBIT means the exhibit to the Original Mortgage Sale Agreement which sets out details of the Provisional Portfolio and the Standard Documentation;

         EXTENSION REQUEST has the meaning given in clause 2.3(a) of the Funding 1 Liquidity Facility Agreement;

         EXTRAORDINARY RESOLUTION has the meaning in respect of Notes as defined in the relevant Trust Deed;

         FACILITY OFFICE means the office through which the Funding 1 Liquidity Facility Provider will perform all or any of its obligations under the Funding 1 Liquidity Facility Agreement;

         FIFTH DEED OF ACCESSION means the fifth deed of accession to the Funding 1 Deed of Charge entered into on the Sixth Issuer Closing Date between Funding 1, the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer, the Sixth Issuer, the Corporate Services Provider, the Account Bank, the Security Trustee, the Seller, the First Start-up Loan Provider, the Second Start-up Loan Provider, the Third Start-up Loan Provider, the Fourth Start-up Loan Provider, the Fifth Start-up Loan Provider, the Sixth Start-up Loan Provider, the Cash Manager, the Funding 1 Swap Provider and the Funding 1 Liquidity Facility Provider as amended, restated, supplemented, replaced and/or novated from time to time;

         FIFTH ISSUER means Permanent Financing (No. 5) PLC (registered number 5114399), a public limited company incorporated under the laws of England and Wales, whose registered office is at 35 Great St. Helen's, London EC3A 6AP;

         FIFTH ISSUER CLOSING DATE means 22 July 2004;

         FIFTH ISSUER INTERCOMPANY LOAN AGREEMENT means the Fifth Issuer Intercompany Loan Confirmation and the Intercompany Loan Terms and Conditions together entered into on the Fifth Issuer Closing Date by the Fifth Issuer, Funding 1 and the Security Trustee (as the same may be amended, restated, supplemented, replaced and/or novated from time to time);

         FIFTH ISSUER SECURITY means the security created by the Fifth Issuer pursuant to the Fifth Issuer Deed of Charge in favour of the Fifth Issuer Secured Creditors;

         FIFTH START-UP LOAN means the start-up loan that the Fifth Start-up Loan Provider made available to Funding 1 pursuant to the Fifth Start-up Loan Agreement;

         FIFTH START-UP LOAN AGREEMENT means the agreement entered into on the Fifth Issuer Closing Date between Funding 1, the Fifth Start-up Loan Provider and the Security Trustee relating to the provision of the Fifth Start-up Loan to Funding 1 (as the same may be amended, restated, supplemented, replaced and/or novated from time to time);

         FIFTH START-UP LOAN PROVIDER means initially Halifax and as of the Reorganisation Date, Bank of Scotland, in its capacity as provider of the Fifth Start-up Loan;

         FINAL MATURITY DATE means the interest payment date falling in the month indicated for such class in the applicable Final Terms;

         FINAL REPAYMENT DATE means the final repayment date of each Term Advance or Loan Tranche, as specified in the relevant Issuer Master Definitions and Construction Schedule;

         FINANCIAL YEAR means the 12-month period ending on the last day of the calendar year;

         FIRST DEED OF ACCESSION means the first deed of accession to the Funding 1 Deed of Charge entered into on the Second Issuer Closing Date between Funding 1, the First Issuer, the Second Issuer, the Corporate Services Provider, the Account Bank, the Security Trustee, the Seller, the First Start-up Loan Provider, the Second Start-up Loan Provider, the Cash Manager, the Funding 1 Swap Provider and the Funding 1 Liquidity Facility Provider as amended, restated, supplemented, replaced and/or novated from time to time;

         FIRST DEED OF AMENDMENT TO THE INTERCOMPANY LOAN TERMS AND CONDITIONS means the first deed of amendment to the Intercompany Loan Terms and Conditions entered into on the Third Issuer Closing Date between Funding 1, the First Issuer, the Second Issuer, the Security Trustee and the Agent Bank;

         FIRST ISSUER means Permanent Financing (No. 1) PLC (registered number 4416192), a public limited company incorporated under the laws of England and Wales, whose registered office is at 35 Great St. Helen's, London EC3A 6AP;

         FIRST ISSUER CLOSING DATE or INITIAL CLOSING DATE means 14 June 2002;

         FIRST ISSUER INTERCOMPANY LOAN AGREEMENT means the First Issuer Intercompany Loan Confirmation and the Intercompany Loan Terms and Conditions together entered into on the Initial Closing Date by the First Issuer, Funding 1 and the Security Trustee (as the same may be amended, restated, supplemented, replaced and/or novated from time to time);

         FIRST ISSUER MASTER DEFINITIONS SCHEDULE means, in respect of the First Issuer, the master definitions schedule signed for the purposes of identification by Sidley Austin LLP and Allen & Overy LLP on the Initial Closing Date (as amended, varied or supplemented from time to time);

         FIRST ISSUER NOTES has the meaning given to such term in the First Issuer Master Definitions Schedule;

         FIRST ISSUER SECURITY means the security created by the First Issuer pursuant to the First Issuer Deed of Charge in favour of the First Issuer Secured Creditors;

         FIRST START-UP LOAN means the start-up loan that the First Start-up Loan Provider made available to Funding 1 pursuant to the First Start-up Loan Agreement;

         FIRST START-UP LOAN AGREEMENT means the agreement entered into on the Initial Closing Date between Funding 1, the First Start-up Loan Provider and the Security Trustee relating to the provision of the First Start-up Loan to Funding 1 (as the same may be amended, restated, supplemented, replaced and/or novated from time to time);

         FIRST START-UP LOAN PROVIDER means initially Halifax and as of the Reorganisation Date, Bank of Scotland, in its capacity as provider of the First Start-up Loan;

         FITCH means Fitch Ratings Limited and includes any successor to its ratings business;

         FIXED RATE LOANS means those Loans to the extent that and for such period that their Mortgage Terms provide that the interest rate does not vary and is fixed by the Seller;

         FLEXIBLE DRAW CAPACITY means an amount equal to the excess of (a) the maximum amount that Borrowers may draw under Flexible Loans included in the Trust Property (whether or not drawn) over (b) the aggregate principal balance of actual Flexible Loan advances in the Trust Property on the relevant Calculation Date;

         FLEXIBLE LOAN means a type of Loan product that typically incorporates features that give the Borrower options to, among other things, make further drawings on the loan account and/or to overpay or underpay interest and principal in a given month;

         FLEXIBLE LOAN CONDITIONS means Mortgage Conditions applicable to any Flexible Loan;

         FLEXIBLE LOAN DRAWING means any further drawing of monies made by a Borrower under a Flexible Loan other than the Initial Advance;

         FOURTH DEED OF ACCESSION means the fourth deed of accession to the Funding 1 Deed of Charge entered into on the Fifth Issuer Closing Date between Funding 1, the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer, the Corporate Services Provider, the Account Bank, the Security Trustee, the Seller, the First Start-up Loan Provider, the Second Start-up Loan Provider, the Third Start-up Loan Provider, the Fourth Start-up Loan Provider, the Fifth Start-up Loan Provider, the Cash Manager, the Funding 1 Swap Provider and the Funding 1 Liquidity Facility Provider as amended, restated, supplemented, replaced and/or novated from time to time;

         FOURTH ISSUER means Permanent Financing (No. 4) PLC (registered number 4988201), a public limited company incorporated under the laws of England and Wales, whose registered office is at 35 Great St. Helen's, London EC3A 6AP;

         FOURTH ISSUER CLOSING DATE means 12 March 2004;

         FOURTH ISSUER INTERCOMPANY LOAN AGREEMENT means the Fourth Issuer Intercompany Loan Confirmation and the Intercompany Loan Terms and Conditions together entered into on the Fourth Issuer Closing Date by the Fourth Issuer, Funding 1 and the Security Trustee (as the same may be amended, restated, supplemented, replaced and/or novated from time to time);

         FOURTH ISSUER SECURITY means the security created by the Fourth Issuer pursuant to the Fourth Issuer Deed of Charge in favour of the Fourth Issuer Secured Creditors;

         FOURTH START-UP LOAN means the start-up loan that the Fourth Start-up Loan Provider made available to Funding 1 pursuant to the Fourth Start-up Loan Agreement;

         FOURTH START-UP LOAN AGREEMENT means the agreement entered into on the Fourth Issuer Closing Date between Funding 1, the Fourth Start-up Loan Provider and the Security Trustee relating to the provision of the Fourth Start-up Loan to Funding 1 (as the same may be amended, restated, supplemented, replaced and/or novated from time to time);

         FOURTH START-UP LOAN PROVIDER means initially Halifax and as of the Reorganisation Date, Bank of Scotland, in its capacity as provider of the Fourth Start-up Loan;

         FSA means the UK Financial Services Authority;

         FSMA 2000 or FSMA means the Financial Services and Markets Act 2000 (as amended from time to time);

         FUNDING BENEFICIARY CONTROLLING DIRECTION has the meaning given in the Controlling Beneficiary Deed;

         FUNDING BENEFICIARIES means Funding 1 and Funding 2;

         FUNDING SECURITY TRUSTEE CONTROLLING DIRECTIONS has the meaning given in the Controlling Beneficiary Deed;

         FUNDING SECURITY TRUSTEES means the Funding 1 Security Trustee and the Funding 2 Security Trustee;

         FUNDING 1 means Permanent Funding (No. 1) Limited (registered number 4267660), a limited company incorporated under the laws of England and Wales, whose registered office is at 35 Great St. Helen's, London EC3A 6AP;

         FUNDING 1 AGREEMENTS or FUNDING 1 TRANSACTION DOCUMENTS means each of the Transaction Documents to which Funding 1 is a party (as the same may be amended, varied and/or supplemented from time to time) including (but not limited to) the Master Definitions and Construction Schedule, the Servicing Agreement, the Mortgages Trust Deed, the Controlling beneficiary Deed, the Funding 1 Deed of Charge (including, for the avoidance of doubt the Second Supplemental Funding 1 Deed of Charge), the Funding 1 Swap Agreement, the Funding 1 Corporate Services Agreement, the Funding 1 Liquidity Facility Agreement, each Intercompany Loan Agreement, the First Deed of Amendment to the Intercompany Loan Terms and Conditions, the Cash Management Agreement, the Bank Account Agreement, the Funding 1 Guaranteed Investment Contract, each Start-up Loan Agreement, the Mortgage Sale Agreement, each Scottish Declaration of Trust, the Seller Power of Attorney, the Insurance Acknowledgements, the Insurance Endorsements and all other agreements referred to therein or otherwise referred to as "Funding 1 Agreements" in each Accession Undertaking entered into by, inter alios, Funding 1 and the Security Trustee, from time to time;

         FUNDING 1 AVAILABLE PRINCIPAL RECEIPTS means on the day falling four Business Days prior to each Funding 1 Interest Payment Date, an amount equal to the aggregate of:

         (a) all Funding 1 Principal Receipts received by Funding 1 during the Interest Period ending on the relevant Funding 1 Interest Payment Date;

         (b) all other Funding 1 Principal Receipts standing to the credit of the Cash Accumulation Ledger which are to be applied on the next Funding 1 Interest Payment Date to repay a Bullet Term Advance and/or, subject to Rule 1 as set out in paragraph 2.2(a) of Part 2 of Schedule 3 to the Funding 1 Deed of Charge, a Scheduled Amortisation Instalment, or to make a payment under items (a), (b) or (c) of the Funding 1 Pre-Enforcement Principal Priority of Payments and, if such Funding 1 Interest Payment Date occurs on or after a Trigger Event, the remainder of such receipts standing to the credit of the Cash Accumulation Ledger;

         (c) the amounts (if any) to be credited to the Principal Deficiency Ledger pursuant to paragraphs (g), (i), (k) and (m) in the Funding 1 Pre-Enforcement Revenue Priority of Payments on the relevant Funding 1 Interest Payment Date;

         (d) in so far as available for and needed to make Eligible Liquidity Facility Principal Repayments, any amounts available to be drawn under the Funding 1 Liquidity Facility (but less any amounts applied or to be applied on the relevant date in payment of interest and other revenue expenses as set out in paragraphs (a) to (f) inclusive, (h), (j) and (l) of the Funding 1 Pre-Enforcement Revenue Priority of Payments plus any amounts which will be repaid to the Funding 1 Liquidity Facility Provider under item (a) of the relevant priority of payments (relating to the allocation of Funding 1 Available Principal Receipts) on the next Funding 1 Interest Payment Date (i.e. occurring at the end of such period of four Business Days) to the extent that such repayment is available to be redrawn on that Funding 1 Interest Payment Date);

         (e) in so far as available for and needed to make Eligible General Reserve Fund Principal Repayments, the amount that would then be standing to the credit of the General Reserve Ledger (but less any amounts applied or to be applied on the relevant date in payment of interest and other revenue expenses as set out in paragraphs (a) to (n) (inclusive) of the Funding 1 Pre-Enforcement Revenue Priority of Payments) plus any amounts which will be credited to the General Reserve Ledger under item (b) of the relevant priority of payments (relating to the allocation of Funding 1 Available Principal Receipts) on the next Funding 1 Interest Payment Date (i.e. occurring at the end of such period of four Business Days);

         (f) in so far as available for and needed to make Eligible Liquidity Reserve Fund Principal Repayments, the amount that would then be standing to the credit of the Liquidity Reserve Ledger (but less any amounts applied or to be applied on the relevant date in payment of interest and other revenue expenses as set out in paragraphs (a) to (f) (inclusive), (h),
                 (j) and (l) of the Funding 1 Pre-Enforcement Revenue Priority of Payments plus) any amounts which will be credited to the Liquidity Reserve Ledger under item (c) of the relevant priority of payments (relating to the allocation of Funding 1 Available Principal Receipts) on the next Funding 1 Interest Payment Date (i.e. occurring at the end of such period of four Business Days);

         less

         (g) the amounts to be applied on the relevant Funding 1 Interest Payment Date to pay the items in paragraphs (a) to (f) (inclusive), (h), (j) and (l) of the Funding 1 Pre-Enforcement Revenue Priority of Payments;

         FUNDING 1 AVAILABLE REVENUE RECEIPTS means, for each Funding 1 Interest Payment Date, an amount calculated by the Cash Manager on the day falling four Business Days prior to such Funding 1 Interest Payment Date, and equal to the aggregate of:

         (a) all Mortgages Trust Available Revenue Receipts distributed or to be distributed to Funding 1 during the then current Interest Period;

         (b) any amounts paid or to be paid by the Seller to Funding 1 during the then current Interest Period in consideration of the Seller acquiring a further interest in the Trust Property;

         (c) other net income of Funding 1 including all amounts of interest received on the Funding 1 GIC Account, the Funding 1 Transaction Account and/or Authorised Investments and amounts received by Funding 1 under the Funding 1 Swap Agreement (other than any early termination amount received by Funding 1 under the Funding 1 Swap Agreement), in each case to be received during the then current Interest Period;

         (d) the amounts then standing to the credit of the General Reserve Ledger;

         (e) if a Liquidity Reserve Fund Rating Event has occurred and is continuing, and there are no amounts standing to the credit of the General Reserve Ledger, the amounts then standing to the credit of the Liquidity Reserve Ledger and available to be drawn, to the extent necessary to pay the items in paragraphs
                 (a) to (f) (inclusive), (h), (j) and (l) of the Funding 1 Pre-Enforcement Revenue Priority of Payments;

         (f) if a Liquidity Reserve Fund Rating Event has occurred but is no longer continuing due to an increase in the Seller's Rating since the preceding Funding 1 Interest Payment Date, and Funding 1 elects to terminate the Liquidity Reserve Fund, all amounts standing to the credit of the Liquidity Reserve Ledger; and

         (g) any amounts standing to the credit of the Liquidity Reserve Ledger in excess of the Liquidity Reserve Fund Required Amount as a result of a reduction in the Liquidity Reserve Fund Required Amount, and, for the avoidance of doubt, Funding 1 Available Revenue Receipts does not include:

         (h) any payment made by the Seller to Funding 1 during the then current Interest Period of the amount outstanding under an Intercompany Loan; and

         (i) the proceeds of any New Intercompany Loan received by Funding 1 during the then current Interest Period;

         FUNDING 1 AUTHORISED INVESTMENTS means the Authorised Investments applicable to Funding 1;

         FUNDING 1 BANK ACCOUNTS means the Funding 1 GIC Account, the Funding 1 Transaction Account, the Funding 1 Liquidity Facility Stand-by Account and any additional or replacement bank accounts held in the name of Funding 1 from time to time with the prior written consent of the Security Trustee;

         FUNDING 1 CASH ACCUMULATION LEDGER means the ledger in respect of Funding 1 established and maintained by the Cash Manager pursuant to Clause 4.3(a) of the Cash Management Agreement;

         FUNDING 1 CASH ACCUMULATION LEDGER AMOUNT means, at any time, the amount standing to the credit of the Funding 1 Cash Accumulation Ledger at that time (immediately prior to any drawing to be applied on that Interest Payment Date and prior to any payment under item (h) of the Funding 1 Pre-Enforcement Principal Priority of Payments;

         FUNDING 1 CHARGED PROPERTY means the property charged by Funding 1 pursuant to the Funding 1 Deed of Charge and includes, for the avoidance of doubt, the property charged by Funding 1 pursuant to the Second Supplemental Funding 1 Deed of Charge;

         FUNDING 1 CORPORATE SERVICES AGREEMENT means in respect of Holdings and Funding 1, the agreement dated the Initial Closing Date between the Corporate Services Provider, the Share Trustee, Holdings, Funding 1, Halifax and the Funding 1 Security Trustee for the provision by the Corporate Services Provider of certain corporate services and personnel to Funding 1 and Holdings, as amended and restated on the Programme Date by the Corporate Services Agreement (as the same may be amended, restated, supplemented, replaced and/or novated from time to time);

         FUNDING 1 CORPORATE SERVICES FEE LETTER means the letter dated the date of the Funding 1 Corporate Services Agreement, as supplemented on the Eighth Issuer Closing Date, between, inter alios, Funding 1, PECOH, Holdings, PECOH Holdings, the Security Trustee, the Funding 1 Corporate Services Provider and the PECOH Corporate Services Provider, setting out the amount of fees payable to the Funding 1 Corporate Services Provider and the PECOH Corporate Services Provider by Funding 1;

         FUNDING 1 CORPORATE SERVICES PROVIDER means Structured Finance Management Limited or such other person or persons for the time being acting as corporate services provider to Funding 1, Holdings and PECOH under the Funding 1 Corporate Services Agreement;

         FUNDING 1 DEED OF CHARGE means the deed of charge entered into on the Initial Closing Date between Funding 1, the First Issuer, the Corporate Services Provider, the Account Bank, the Security Trustee, the Seller, the First Start-up Loan Provider, the Cash Manager, the Funding 1 Swap Provider and the Funding 1 Liquidity Facility Provider, as supplemented and amended by the Deed of Accession and Release Supplemental to the Funding 1 Deed of Charge, the Second Supplemental Funding 1 Deed of Charge and as supplemented and amended by the First Deed of Accession, the Second Deed of Accession, the Third Deed of Accession, the Fourth Deed of Accession, the Fifth Deed of Accession, the Sixth Deed of Accession, the Seventh Deed of Accession, the Eighth Deed of Accession and as supplemented by the Third Supplemental Funding 1 Deed of Charge, and as the same may be further supplemented, amended and/or restated or varied from time to time;

         FUNDING 1 FINAL DEFERRED CONTRIBUTION has the meaning given to it in Clause 4.2 of the Mortgages Trust Deed;

         FUNDING 1 GENERAL RESERVE FUND means the fund established from the proceeds of the First Start-up Loan, the Second Start-up Loan, the Third Start-up Loan, the Fourth Start-up Loan, the Fifth Start-up Loan, the Seventh Start-up Loan, the Eighth Start-up Loan, the Ninth Start-up Loan and any New Start-up Loan with respect a Funding 1 Issuer which may be used by Funding 1 to meet any deficit in Revenue Receipts or Principal Receipts;

         FUNDING 1 GENERAL RESERVE LEDGER means the ledger established and maintained by the Cash Manager in respect of Funding 1 pursuant to Clause 4.3(b) of the Cash Management Agreement;

         FUNDING 1 GENERAL RESERVE FUND REQUIRED AMOUNT means an amount equal to [POUND]445,000,000 or such lesser amount to which the Funding 1 Liquidity Facility Provider, the Funding 1 Swap Provider and each of the Issuer Swap Providers consent to and as the Rating Agencies have confirmed will not cause the ratings of the Notes of any Funding 1 Issuer to be reduced, withdrawn or qualified;

         FUNDING 1 GENERAL RESERVE FUND THRESHOLD means the lesser of:

         (a)     the General Reserve Fund Required Amount, and

         (b) the highest amount which the Adjusted Reserve Fund Level has been since the first Interest Payment Date upon which interest is due and payable in respect of Term Advances made upon the Closing Date relating to the then most recent issue of Issuer Notes;

         FUNDING 1 GIC ACCOUNT means the account in the name of Funding 1 and the Security Trustee (sort code 12-24-55, account number 00998203) held at the Account Bank and maintained subject to the terms of the Funding 1 Guaranteed Investment Contract, the Bank Account Agreement and the Funding 1 Deed of Charge, or such additional or replacement bank account as may for the time being be in place with the prior consent of the Security Trustee and the Rating Agencies;

         FUNDING 1 GIC ACCOUNT AGREEMENT has the same meaning as FUNDING 1 GUARANTEED INVESTMENT CONTRACT;

         FUNDING 1 GIC ACCOUNT MANDATE means the bank account mandate between Funding 1 and the Account Bank relating to the operation of the Funding 1 GIC Account;

         FUNDING 1 GIC BALANCE means, on any day during an Interest Period, the amount standing to the credit of the Funding 1 GIC Account as at the opening of business on such day;

         FUNDING 1 GIC PROVIDER means Bank of Scotland acting pursuant to the Funding 1 Guaranteed Investment Contract and/or such other person for the time being acting as provider of a guaranteed investment contract to Funding 1;

         FUNDING 1 GIC RATE means the rate of interest accruing on the balance standing to the credit of the Funding 1 GIC Account equal to a rate of three month LIBOR less 0.25% per annum;

         FUNDING 1 GUARANTEED INVESTMENT CONTRACT or FUNDING 1 GIC ACCOUNT AGREEMENT means the guaranteed investment contract entered into on the Initial Closing Date between Funding 1, the Funding 1 GIC Provider, the Cash Manager and the Security Trustee in relation to interest to be earned on the Funding 1 GIC Balance (as the same may be amended, restated, supplemented, replaced and/or novated from time to time);

         FUNDING 1 INCOME DEFICIT means the amount of the shortfall between Funding 1 Available Revenue Receipts and the amounts required to pay the items in paragraph (a) to (f) (inclusive), (h), (j), and (i) of the Funding 1 Pre-Enforcement Revenue Priority of Payments;

         FUNDING 1 INTERCOMPANY LOAN means the loan made available pursuant to a Funding 1 Intercompany Loan Agreement;

         FUNDING 1 INTERCOMPANY LOAN AGREEMENTS means the First Issuer Intercompany Loan Agreement, the Second Issuer Intercompany Loan Agreement, the Third Issuer Intercompany Loan Agreement, the Fourth Issuer Intercompany Loan Agreement, the Fifth Issuer Intercompany Loan Agreement, the Sixth Issuer Intercompany Loan Agreement, the Seventh Issuer Intercompany Loan Agreement, the Eighth Issuer Intercompany Loan Agreement, the Ninth Issuer Intercompany Loan Agreement and any New Intercompany Loan Agreement to which Funding 1 is party as Borrower;

         FUNDING 1 INTERCOMPANY LOAN LEDGER means the ledger on which the Cash Manager will record payments of interest and repayments of principal made under any Funding 1 Intercompany Loan;

         FUNDING 1 INTEREST PAYMENT DATE means the 10th day of September, December, March and June in each year (or, if such day is not a Business Day, the next succeeding Business Day);

         FUNDING 1 INTEREST RATE SHORTFALL has the meaning given to it in Clause 4.3 of the Servicing Agreement;

         FUNDING 1 ISSUER DEEDS OF CHARGE means the First Issuer Deed of Charge, the Second Issuer Deed of Charge, the Third Issuer Deed of Charge, the Fourth Issuer Deed of Charge, the Fifth Issuer Deed of Charge, the Sixth Issuer Deed of Charge, the Seventh Issuer Deed of Charge, the Eighth Issuer Deed of Charge and the Ninth Issuer Deed of Charge;

         FUNDING 1 ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE means, as the context so requires, the First Issuer Master Definitions and Construction Schedule dated the Initial Closing Date, the Second Issuer Master Definitions and Construction Schedule dated the Second Issuer Closing Date, the Third Issuer Master Definitions and Construction Schedule dated the Third Issuer Closing Date, the Fourth Issuer Master Definitions and Construction Schedule dated the Fourth Issuer Closing Date, the Fifth Issuer Master Definitions and Construction Schedule dated the Fifth Issuer Closing Date, the Sixth Issuer Master Definitions and Construction Schedule dated the Sixth Issuer Closing Date, the Seventh Issuer Master Definitions and Construction Schedule dated the Seventh Issuer Closing Date, the Eighth Issuer Master Definitions and Construction Schedule dated the Eighth Issuer Closing Date, the Ninth Issuer Master Definitions and Construction Schedule dated the Ninth Issuer Closing Date, each signed for the purposes of identification by Allen & Overy LLP and Sidley Austin LLP, and/or each other master definitions and construction schedule which relates to a New Issuer;

         FUNDING 1 ISSUER NOTES means the First Issuer Notes, the Second Issuer Notes, the Third Issuer Notes, the Fourth Issuer Notes, the Fifth Issuer Notes, the Sixth Issuer Notes, the Seventh Issuer Notes, the Eighth Issuer Notes, the Ninth Issuer Notes and/or any New Notes issued by any New Issuer the proceeds of which are on-lent to Funding 1 pursuant to a Funding 1 Intercompany Loan Agreement;

         FUNDING 1 ISSUERS means the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer, the Sixth Issuer, the Seventh Issuer, the Eighth Issuer, the Ninth Issuer and any New Issuer relating to Funding 1;

         FUNDING 1 ISSUERS SECURED OBLIGATIONS means the First Issuer Secured Obligation, the Second Issuer Secured Obligation, the Third Issuer Secured Obligation, the Fourth Issuer Secured Obligation, the Fifth Issuer Secured Obligation, the Sixth Issuer Secured Obligation, the Seventh Issuer Secured Obligation, the Eighth Issuer Secured Obligation and the Ninth Issuer Secured Obligation;

         FUNDING 1 LEDGERS means the Funding 1 Principal Ledger, the Funding 1 Revenue Ledger, the Funding 1 General Reserve Ledger, the Funding 1 Liquidity Reserve Ledger, the Funding 1 Principal Deficiency Ledger, the Funding 1 Intercompany Loan Ledger, the Funding 1 Cash Accumulation Ledger and the Funding 1 Liquidity Facility Ledger;

         FUNDING 1 LIQUIDITY DOCUMENTS means the Funding 1 Liquidity Facility Agreement, a Novation Certificate or any other document designated as such by the Funding 1 Liquidity Facility Provider and Funding 1;

         FUNDING 1 LIQUIDITY DRAWING means any draw on the Funding 1 Liquidity Facility;

         FUNDING 1 LIQUIDITY FACILITY means the sterling advances facility made in respect of certain of the payment obligations of Funding 1 arising out of the First Issuer Intercompany Loan Agreement and/or the Second Issuer Intercompany Loan Agreement and/or the Third Issuer Intercompany Loan Agreement and/or the Fourth Issuer Intercompany Loan Agreement and/or the Fifth Issuer Intercompany Loan Agreement and/or the Sixth Issuer Intercompany Loan Agreement and/or the Seventh Issuer Intercompany Loan Agreement and/or the Eighth Issuer Intercompany Loan Agreement and/or the Ninth Issuer Intercompany Loan Agreement made available by the Funding 1 Liquidity Facility Provider to Funding 1 under the Funding 1 Liquidity Facility Agreement and drawable by way of Funding 1 Liquidity Facility Drawings and/or Funding 1 Liquidity Facility Stand-by Drawings;

         FUNDING 1 LIQUIDITY FACILITY AGREEMENT means the liquidity facility agreement made on the Initial Closing Date as amended and restated on the Second Issuer Closing Date, the Third Issuer Closing Date, the Fourth Issuer Closing Date, the Fifth Issuer Closing Date, the Sixth Issuer Closing Date, the Seventh Issuer Closing Date, the Eighth Issuer Closing Date and as further amended and restated on the Ninth Issuer Closing Date and from time to time between Funding 1, the Funding 1 Liquidity Facility Provider, the Cash Manager and the Security Trustee pursuant to which the Funding 1 Liquidity Facility Provider agreed to provide Funding 1, from time to time during the Funding 1 Liquidity Facility Commitment Period, with advances for the purposes specified therein, subject to and in accordance with the terms thereof (as the same may be further amended, restated, supplemented, replaced and/or novated from time to time);

         FUNDING 1 LIQUIDITY FACILITY COMMITMENT means, as at the Ninth Issuer Closing Date, the amount of [POUND]150,000,000, or such other amount as may be determined in accordance with clause 2.2 (Facility Limits) and/or Clause 7.2 (Voluntary cancellation) of the Funding 1 Liquidity Facility Agreement from time to time;

         FUNDING 1 LIQUIDITY FACILITY COMMITMENT PERIOD means, subject to Clause 2.3 of the Funding 1 Liquidity Facility Agreement, the period from and including the Initial Closing Date up to and excluding the Funding 1 Liquidity Facility Commitment Termination Date;

         FUNDING 1 LIQUIDITY FACILITY COMMITMENT TERMINATION DATE means, subject to being extended in accordance with Clause 2.3 of the Funding 1 Liquidity Facility Agreement, the date falling 364 days after the Initial Closing Date or, if such date is not a Business Day, the preceding Business Day or, if earlier, the date on which the Funding 1 Liquidity Facility Commitment is reduced to zero pursuant to the provisions of the Funding 1 Liquidity Facility Agreement;

         FUNDING 1 LIQUIDITY FACILITY DEFAULT means an event specified as such in clause 16.1 of the Funding 1 Liquidity Facility Agreement;

         FUNDING 1 LIQUIDITY FACILITY DOWNGRADE EVENT means the downgrade on any day of the Funding 1 Liquidity Facility Provider's short-term, unsecured, unguaranteed and unsubordinated debt obligations to below the Requisite Ratings;

         FUNDING 1 LIQUIDITY FACILITY DRAWDOWN DATE means the date of the advance of a Funding 1 Liquidity Facility Drawing or a Funding 1 Liquidity Facility Stand-by Drawing which date shall be a Funding 1 Interest Payment Date;

         FUNDING 1 LIQUIDITY FACILITY DRAWDOWN NOTICE means a notice substantially in the form set out in Schedule 3 to the Funding 1 Liquidity Facility Agreement;

         FUNDING 1 LIQUIDITY FACILITY DRAWING means a drawing made under clause
         5.1 or clause 5.2(e) of the Funding 1 Liquidity Facility Agreement;

         FUNDING 1 LIQUIDITY FACILITY EXTENSION REFUSAL means the refusal by the Funding 1 Liquidity Facility Provider, to grant an extension of the Funding 1 Liquidity Facility Commitment Period, in accordance with Clause 2.3 of the Funding 1 Liquidity Facility Agreement;

         FUNDING 1 LIQUIDITY FACILITY INTEREST PERIOD means, with respect to a Funding 1 Liquidity Facility Loan, each successive period beginning on (and including) a Funding 1 Interest Payment Date and ending on (but excluding) the next following Funding 1 Interest Payment Date except that the first Funding 1 Liquidity Facility Interest Period shall start on the Funding 1 Liquidity Facility Drawdown Date for that Funding 1 Liquidity Facility Loan and end on the day before the next following Funding 1 Interest Payment Date;

         FUNDING 1 LIQUIDITY FACILITY LEDGER means a ledger to be maintained by the Cash Manager pursuant to Clause 4.3 of the Cash Management Agreement;

         FUNDING 1 LIQUIDITY FACILITY LOAN means a loan made under the Funding 1 Liquidity Facility which is made as a result of a Funding 1 Liquidity Facility Drawing;

         FUNDING 1 LIQUIDITY FACILITY MARGIN means nought point 5% (0.50%) per annum;

         FUNDING 1 LIQUIDITY FACILITY PROVIDER means JPMorgan Chase Bank, N.A. acting through its office at 125 London Wall, London EC2Y 5AJ and/or such other bank or banks with at least the

         Requisite Ratings which agrees to provide a liquidity facility to Funding 1 on substantially similar terms to the Funding 1 Liquidity Facility Agreement;

         FUNDING 1 LIQUIDITY FACILITY REQUEST means a request substantially in the form set out in Schedule 3 to the Funding 1 Liquidity Facility Agreement made by Funding 1 for a Funding 1 Liquidity Facility Drawing or a Funding 1 Liquidity Facility Stand-by Drawing pursuant to a Funding 1 Liquidity Drawdown Notice;

         FUNDING 1 LIQUIDITY FACILITY REPAYMENTS means any repayments made under the Funding 1 Liquidity Facility;

         FUNDING 1 LIQUIDITY FACILITY STAND-BY ACCOUNT means an account to be held in the name of Funding 1 with the Funding 1 Liquidity Facility Provider or, if the Funding 1 Liquidity Facility Provider ceases to have the Requisite Ratings, the Account Bank or, if the Account Bank ceases to have the Requisite Ratings, a bank which has the Requisite Ratings;

         FUNDING 1 LIQUIDITY FACILITY STAND-BY DEPOSIT means the amount standing to the credit of the Funding 1 Liquidity Facility Stand-by Account from time to time together with interest on such deposit;

         FUNDING 1 LIQUIDITY FACILITY STAND-BY DRAWING means a drawing made under clause 5.2(b) of the Funding 1 Liquidity Facility Agreement;

         FUNDING 1 LIQUIDITY FACILITY STAND-BY LOAN means a loan made under the Funding 1 Liquidity Facility which is made as a result of a Funding 1 Liquidity Facility Stand-by Drawing;

         FUNDING 1 LIQUIDITY PRINCIPAL SHORTFALL means, subject to clause 4.2(b) of the Funding 1 Liquidity Facility Agreement (and in respect of the First Issuer Intercompany Loan, the Second Issuer Intercompany Loan, the Third Issuer Intercompany Loan, the Fourth Issuer Intercompany Loan, the Fifth Issuer Intercompany Loan, the Sixth Issuer Intercompany Loan, the Seventh Issuer Intercompany Loan, the Eighth Issuer Intercompany Loan and the Ninth Issuer Intercompany Loan
         only), at any time, the amount by which Funding 1's obligation to repay when due:

         (a) the principal amount due and payable in respect of the relevant Original Bullet Term Advances; and

         (b) the principal amount due and payable in respect of the relevant Original Scheduled Amortisation Term Advances;

         exceeds the sum of:

         (i)     the Funding 1 Available Principal Receipts;

         less:

         (ii) amounts (if any) ranking prior to the applicable payment described in paragraph (a) or (b) above in the Funding 1 Pre-Enforcement Principal Priority of Payments at that date;

         FUNDING 1 LIQUIDITY RESERVE FUND means the fund established pursuant to the Funding 1 Deed of Charge in the event that a Liquidity Reserve Fund Rating Event in respect of Funding 1 occurs;

         FUNDING 1 LIQUIDITY RESERVE LEDGER means the ledger to be maintained by the Cash Manager pursuant to Clause 4.3 of the Cash Management Agreement relating to the Funding 1 Liquidity Reserve Fund;

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

         FUNDING 1 LIQUIDITY REVENUE SHORTFALL means, at any time, in respect of the First Issuer Intercompany Loan, the Second Issuer Intercompany Loan, the Third Issuer Intercompany Loan, the Fourth Issuer Intercompany Loan, the Fifth Issuer Intercompany Loan, the Sixth Issuer Intercompany Loan, the Seventh Issuer Intercompany Loan, the Eighth Issuer Intercompany Loan and the Ninth Issuer Intercompany Loan, the amount by which the aggregate of Funding 1's obligations in respect of items listed in paragraph 2.2 (a) to (f) (inclusive), (h)
         (j) and (l) of the Funding 1 Pre-Enforcement Revenue Priority of Payments exceeds the amount of Funding 1 Available Revenue Receipts;

         FUNDING 1 LIQUIDITY SHORTFALL means a Funding 1 Liquidity Revenue Shortfall and/or a Funding 1 Liquidity Principal Shortfall, as applicable;

         FUNDING 1 LIQUIDITY SUBORDINATED AMOUNTS means the sum of (a) any additional amounts due to any withholding taxes and increased costs on the provision of the Funding 1 Liquidity Facility and (b) any additional costs incurred by the Funding 1 Liquidity Facility Provider to comply with the requirements of the Bank of England, the Financial Services Authority and/or the European Central Bank and/or changes to the capital adequacy rules applicable to the Funding 1 Liquidity Facility Provider and Funding 1;

         FUNDING 1 NEW INTERCOMPANY LOAN means a loan of the proceeds of any issue of New Notes, such loan being advanced to Funding 1 by a New Issuer pursuant to the terms of a New Intercompany Loan Agreement;

         FUNDING 1 POST-ENFORCEMENT PRIORITY OF PAYMENTS means the order of priority in which the Security Trustee will apply all monies following an Intercompany Loan Event of Default and enforcement of the Funding 1 Security (as set out in Part 3 of Schedule 3 to the Funding 1 Deed of Charge);

         FUNDING 1 POWER OF ATTORNEY has the same meaning as SECURITY POWER OF ATTORNEY;

         FUNDING 1 PRE-ENFORCEMENT PRINCIPAL PRIORITY OF PAYMENTS means the order of priority in which, prior to enforcement of the Funding 1 Security, the Cash Manager will apply the Funding 1 Available Principal Receipts on each Funding 1 Interest Payment Date, as set out in Part 2 of Schedule 3 to the Funding 1 Deed of Charge;

         FUNDING 1 PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS means the order of priority in which Funding 1 Available Revenue Receipts will be applied by the Cash Manager prior to the enforcement of the Funding 1 Security as set out in Part 1 of Schedule 3 to the Funding 1 Deed of Charge;

         FUNDING 1 PRINCIPAL DEFICIENCY LEDGER means the ledger of such name maintained by the Cash Manager pursuant to the Cash Management Agreement, comprising, as at the date hereof, four sub-ledgers, the AAA Principal Deficiency Sub-Ledger, the AA Principal Deficiency Sub-Ledger, the A Principal Deficiency Sub-Ledger and the BBB Principal Deficiency Sub-Ledger, but which may comprise additional principal deficiency sub-ledgers as required;

         FUNDING 1 PRINCIPAL LEDGER means the ledger on which receipts and payments of Funding 1 Principal Receipts will be recorded by the Cash Manager;

         FUNDING 1 PRINCIPAL DEFICIENCY SUB-LEDGER means singly or together (as the context may require) the AAA Principal Deficiency Sub-Ledger, the AA Principal Deficiency Sub-Ledger, the A Principal Deficiency Sub-Ledger, the BBB Principal Deficiency Sub-Ledger and/or such additional principal deficiency sub-ledgers that may be established from time to time after the Initial Closing Date;

         FUNDING 1 PRINCIPAL PRIORITY OF PAYMENTS means the order of priority for the application of Funding 1 Available Principal Receipts, prior to enforcement of the Funding 1 Security, set out in each Intercompany Loan Agreement and in Part 2 of Schedule 3 to the Funding 1 Deed of Charge;

         FUNDING 1 PRINCIPAL RECEIPTS means the Funding 1 Share of Principal Receipts received by Funding 1 from the Mortgages Trustee on each Distribution Date;

         FUNDING 1 PRIORITY OF PAYMENTS means, as applicable, the Funding 1 Post-Enforcement Priority of Payments, the Funding 1 Pre-Enforcement Principal Priority of Payments, the Funding 1 Pre-Enforcement Revenue Priority of Payments and/or, as the case may be, the Funding 1 Principal Priority of Payments;

         FUNDING 1 RESERVE REQUIRED AMOUNT means an amount equal to [POUND]445,000,000 or such lesser amount to which the Funding 1 Liquidity Facility Provider, the Funding 1 Swap Provider and each of the Issuer Swap Providers consent to and as the Rating Agencies have confirmed will not cause the ratings of the Notes of any Funding 1 Issuer to be reduced, withdrawn or qualified;

         FUNDING 1 REVENUE LEDGER means the ledger on which the Cash Manager will record all monies received by Funding 1 during an Interest Period other than the Funding 1 Principal Receipts;

         FUNDING 1 REVENUE RECEIPTS means the Funding 1 Share of Mortgages Trust Available Revenue Receipts received by Funding 1 from the Mortgages Trustee on each Distribution Date;

         FUNDING 1 SECURED CREDITORS means the Security Trustee, the Funding 1 Swap Provider, the Cash Manager, the Funding 1 Liquidity Facility Provider, the Account Bank, the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer, the Sixth Issuer, the Seventh Issuer, the Eighth Issuer, the Ninth Issuer, the Seller, the Corporate Services Provider, the First Start-up Loan Provider, the Second Start-up Loan Provider, the Third Start-up Loan Provider, the Fourth Start-up Loan Provider, the Fifth Start-up Loan Provider, the Sixth Start-up Loan Provider, the Seventh Start-up Loan Provider, the Eighth Start-up Loan Provider, the Ninth Start-up Loan Provider, the Funding 1 GIC Provider and such other creditors of Funding 1 who may accede to the Funding 1 Deed of Charge (including for the avoidance of doubt, the Second Supplemental Funding 1 Deed of Charge) from time to time pursuant to an Accession Undertaking (including, for the avoidance of doubt, any New Issuer);

         FUNDING 1 SECURED OBLIGATIONS means the monies and liabilities which Funding 1 covenants and undertakes in clause 2 of the Funding 1 Deed of Charge to pay or discharge and all claims, demands or damages for breach of any such covenant, and references to Funding 1 Secured Obligations includes references to any of them;

         FUNDING 1 SECURITY means the security granted by Funding 1 to the Security Trustee under and pursuant to the terms of the Funding 1 Deed of Charge (including, for the avoidance of doubt, the Additional Funding 1 Security);

         FUNDING 1 SECURITY TRUSTEE means The Bank of New York, acting through its office at 48th Floor, One Canada Square, London E14 5AL or such other persons or companies as may from time to time be appointed as Security Trustee (or co-trustee) pursuant to the Funding 1 Deed of Charge;

         FUNDING 1 SHARE means, only in respect of the period prior to the first Distribution Date, the Initial Funding 1 Share, and thereafter means the Current Funding 1 Share;

         FUNDING 1 SHARE PERCENTAGE means, only in respect of prior to the first Distribution Date, the Initial Funding 1 Share Percentage, and thereafter means the Current Funding 1 Share Percentage;

         FUNDING 1 SHARE/FUNDING 2 SHARE/SELLER SHARE LEDGER means the ledger to be maintained by the Cash Manager (in accordance with the Cash Management Agreement and the Mortgages Trust Deed), on behalf of the Mortgages Trustee and the Beneficiaries, to record the Current Funding 1 Share, the Current Funding 1 Share Percentage, the Current Funding 2 Share, the Current Funding 2 Share Percentage, the Current Seller Share and the Current Seller Share Percentage;

         FUNDING 1 SWAP means the swap documented under the Funding 1 Swap Agreement which enables Funding 1 to hedge against the possible variance between the Mortgages Trustee Variable Base Rate payable on the Variable Rate Loans, the fixed rates of interest payable on the Fixed Rate Loans and the rates of interest payable on the Tracker Rate Loans and a LIBOR based rate for three-month sterling deposits;

         FUNDING 1 SWAP AGREEMENT means the ISDA Master Agreement and schedule relating to the Funding 1 Swap entered into on the Initial Closing Date (as amended and restated on the Second Issuer Closing Date, on the Third Issuer Closing Date, on the Fourth Issuer Closing Date, on the Fifth Issuer Closing Date, on the Sixth Issuer Closing Date, on the Seventh Issuer Closing Date, on the Eighth Issuer Closing Date and as further amended and restated on the Ninth Issuer Closing Date and from time to time) and any confirmation documented thereunder from time to time, each between Funding 1, the Funding 1 Swap Provider and the Security Trustee (as the same may be further amended and/or restated from time to time);

         FUNDING 1 SWAP EXCLUDED TERMINATION AMOUNT means in relation to the Funding 1 Swap Agreement an amount equal to:

         (a) the amount of any termination payment due and payable to the Funding 1 Swap Provider as a result of a Funding 1 Swap Provider Default or a Funding 1 Swap Provider Downgrade Termination Event;

         less

         (b) the amount, if any, received by Funding 1 from a replacement swap provider upon entry by Funding 1 into an agreement with such replacement swap provider to replace the Funding 1 Swap Agreement which has terminated as a result of such Funding 1 Swap Provider Default or following the occurrence of such Funding 1 Swap Provider Downgrade Termination Event;

         FUNDING 1 SWAP PROVIDER means, initially Halifax and as of the Reorganisation Date, Bank of Scotland acting in its capacity as the Funding 1 Swap Provider pursuant to the Funding 1 Swap Agreement;

         FUNDING 1 SWAP PROVIDER DEFAULT means the occurrence of an Event of Default (as defined in the Funding 1 Swap Agreement) where the Funding 1 Swap Provider is the Defaulting Party (as defined in the Funding 1 Swap Agreement);

         FUNDING 1 SWAP PROVIDER DOWNGRADE TERMINATION EVENT means the occurrence of an Additional Termination Event (as defined in the Funding 1 Swap Agreement) following the failure by the Funding 1 Swap Provider to comply with the requirements of the ratings downgrade provisions set out in the Funding 1 Swap Agreement;

         FUNDING 1 TRANSACTION ACCOUNT means the account in the name of Funding 1 (sort code 12-24-55, account no. 00998318) held at the Account Bank and maintained subject to the terms of the Bank Account Agreement and the Funding 1 Deed of Charge, or such other additional or replacement bank account as may for the time being be in place with the prior consent of the Security Trustee and the Rating Agencies;

         FUNDING 1 TRANSACTION ACCOUNT MANDATE means the bank account mandate between Funding 1 and the Account Bank relating to the operation of the Funding 1 Transaction Account;

         FUNDING 1 TRANSACTION DOCUMENTS has the same meaning as FUNDING 1 AGREEMENTS;

         FUNDING 2 means Permanent Funding (No. 2) Limited (registered number 4441772), a limited company incorporated under the laws of England and Wales, whose registered office is at 35 Great St. Helen's, London EC3A 6AP;

         FUNDING 2 AAA PRINCIPAL DEFICIENCY SUB-LEDGER means the sub-ledger of the Funding 2 Principal Deficiency Ledger maintained by the Cash Manager in the name of Funding 2 which was established on the Programme Date corresponding to the AAA Loan Tranches;

         FUNDING 2 AA PRINCIPAL DEFICIENCY SUB-LEDGER means the sub-ledger of the Funding 2 Principal Deficiency Ledger maintained by the Cash Manager in the name of Funding 2 which was established on the Programme Date corresponding to the AA Loan Tranches;

         FUNDING 2 AGREEMENTS means each of the following documents:

         (a)     the Mortgages Trust Deed;

         (b)     the Mortgage Sale Agreement;

         (c)     each Scottish Declaration of Trust;

         (d)     the Servicing Agreement;

         (e)     the Funding 2 Deed of Charge;

         (f)     the Corporate Services Agreement;

         (g)     the Bank Account Agreement;

         (h)     the Funding 2 Guaranteed Investment Contract;

         (i)     the Funding 2 Swap Agreement;

         (j)     the Cash Management Agreement;

         (k)     the Master Intercompany Loan Agreement;

         (l) each Loan Tranche Supplement entered into pursuant to the Master Intercompany Loan Agreement;

         (m)     the Controlling Beneficiary Deed;

         (n)     the Seller Mortgage Trust Assignment Agreement;

         (o)     each Funding 2 Start-up Loan Agreement;

         (p)     the Data Processor Agreement;

         (q)     Swap Disclosure Agreements;

         (r)     each other Transaction Document to which Funding 2 is a party;

         (s) each other deed, document, agreement, instrument or certificate entered into or to be entered into by Funding 2 (including each document under which Funding 2 assumes any obligations to the Master Issuer and/or any other Funding 2 Issuer) under or in connection with any of the documents set out in paragraphs (a) through (r) above or the transactions contemplated in them; and

         (t) each other agreement referred to as a "Funding 2 Agreement" in each Accession Undertaking to the Funding 2 Deed of Charge;

         FUNDING 2 A PRINCIPAL DEFICIENCY SUB-LEDGER means the sub-ledger of the Funding 2 Principal Deficiency Ledger maintained by the Cash Manager in the name of Funding 2 which was established on the Programme Date corresponding to the A Loan Tranches;

         FUNDING 2 AUTHORISED INVESTMENTS means Authorised Investments applicable to Funding 2;

         FUNDING 2 AVAILABLE PRINCIPAL RECEIPTS means, for each Funding 2 Interest Payment Date, the amount calculated by the Cash Manager on the day falling four Business Days prior to each Funding 2 Interest Payment Date, equal to the sum of:

         (a) all mortgages trust available principal receipts received by Funding 2 during the then current interest period;

         (b) all other Funding 2 Principal Receipts standing to the credit of the Funding 2 Cash Accumulation Ledger which are to be applied on the next Funding 2 Interest Payment Date to repay a Bullet Loan Tranche and/or, subject to Rule (1) below, a Scheduled Amortisation Instalment in respect of a Scheduled Amortisation Loan Tranche, or to make a payment under items
                 (A) or (B) of the Funding 2 Pre-enforcement Principal Priority of Payments and, if such Funding 2 Interest Payment Date occurs on or after a Trigger Event, the remainder of such receipts standing to the credit of the Funding 2 Cash Accumulation Ledger;

         (c) the amount, if any, to be credited to the Funding 2 Principal Deficiency Ledger pursuant to items (E), (G), (I), (K) and (M) of the Funding 2 Pre-enforcement Revenue Priority of Payments on the relevant Funding 2 Interest Payment Date;

         (d) in so far as available for and needed to make a Funding 2 Reserve Principal Payment, the amount that would then be standing to the credit of the Funding 2 General Reserve Ledger, less any amounts applied or to be applied on the relevant date in payment of interest and other revenue expenses as set out in items (A) to (M) (inclusive) of the Funding 2 Pre-enforcement Revenue Priority of Payments, plus any amounts which will be credited to the Funding 2 General Reserve Ledger under item (A) of the relevant Funding 2 Pre-enforcement Principal Priority of Payments on the next Funding 2 Interest Payment Date (i.e. occurring at the end of such period of four business days);

         (e) in so far as available for and needed to make a Funding 2 Reserve Principal Payment, the amount that would then be standing to the credit of the Funding 2 Liquidity Reserve Ledger, but less any amounts applied or to be applied on the relevant date in payment of interest and other revenue expenses as set out in items (A) to (D) (inclusive) and (F),
                 (H), (J) and (L) of the Funding 2 Pre-Enforcement Revenue Priority Of Payments plus any amounts which will be credited to the Liquidity Reserve Ledger under item (B) of the relevant Funding 2 Pre-Enforcement Principal Priority Of Payments on the next Funding 2 Interest Payment Date (i.e. occurring at the end of such period of four business days);

         (f) any other amount standing to the credit of the Funding 2 principal ledger (without double counting the amounts described above); and

         (g) any amount standing to the credit of the Funding 2 Transaction Account to the extent equal to the principal amount advanced to Funding 2 by either the Master Issuer by way of Start-up Loan Tranche or by the Funding 2 Start-up Loan Provider by way of a Funding 2 Start-up Loan and not required by Funding 2 to meet its costs and expenses, as certified by the Cash Manager on behalf of Funding 2 to the Funding 2 Security Trustee, less

         (h) amounts to be applied on the relevant Funding 2 Interest Payment Date to pay items (A) to (D) (inclusive) and (F), (H),
                 (J) and (L) of the Funding 2 Pre-Enforcement Revenue Priority Of Payments.

         FUNDING 2 AVAILABLE REVENUE RECEIPTS means, for each Funding 2 Interest Payment Date, the amount calculated by the Cash Manager on the day falling four Business Days prior to such Funding 2 Interest Payment Date, equal to the sum of

         (a) all Mortgages Trust Available Revenue Receipts distributed or to be distributed to Funding 2 during the then current Interest Period,

         (b) any amounts paid or to be paid by the Seller to Funding 2 during the then current Interest Period in consideration of the Seller acquiring a further interest in the Trust Property,

         (c) other net income of Funding 2 including all amounts of interest received on the Funding 2 GIC Account, the Funding 2 Transaction Account and/or Authorised Investments and amounts received by Funding 2 under the Funding 2 Swap Agreement (other than any early termination amount received by Funding 2 under the Funding 2 Swap Agreement) and any amount received by Funding 2 in consideration for entering into a replacement Funding 2 Swap Agreement), in each case to be received during the then current Interest Period,

         (d) the amounts then standing to the credit of the Funding 2 General Reserve Ledger, subject to any limits or conditions on the purposes for which the Funding 2 General Reserve Fund may be utilised,

         (e) if a Liquidity Reserve Fund Rating Event has occurred and is continuing, and there are no amounts standing to the credit of the Funding 2 General Reserve Ledger, the amounts then standing to the credit of the Funding 2 Liquidity Reserve Ledger and available to be drawn, to the extent necessary to pay the items in paragraphs (a) to (d), (f), (h), (j) and (l) in the Funding 2 Pre-Enforcement Revenue Priority of Payments;

         (f) if a Liquidity Reserve Fund Rating Event has occurred but is no longer continuing due to an increase in the Seller's rating since the preceding Funding 2 Interest Payment Date, and Funding 2 elects to terminate the Funding 2 Liquidity Reserve Fund, all amounts standing to the credit of the Funding 2 Liquidity Reserve Ledger; and

         (g) any amounts standing to the credit of the Funding 2 Liquidity Reserve Ledger in excess of the Funding 2 Liquidity Reserve Fund Required Amount as a result of a reduction in the Funding 2 Liquidity Reserve Fund Required Amount,

         and, for the avoidance of doubt, Funding 2 Available Revenue Receipts does not include:

         (h) any payment made by the Seller and/or Funding 1 to Funding 2 during the then current Interest Period of the amount outstanding under a Loan Tranche; and

         (i) the proceeds of any New Loan Tranche received by Funding 2 during the then current Interest Period and any proceeds of a new Funding 2 Intercompany Loan received by Funding 2 during the then current Interest Period;

         FUNDING 2 BANK ACCOUNT AGREEMENT means the agreement entered into on the Programme Date, between the Account Bank, the Mortgages Trustee, Funding 1, Funding 2, the Cash Manager, the Funding 1 Security Trustee and the Funding 2 Security Trustee, which governs the operation of the Funding 2 Bank Accounts (as amended, restated, supplemented, replaced and/or novated from time to time);

         FUNDING 2 BANK ACCOUNTS means the Funding 2 GIC Account, the Funding 2 Transaction Account and any additional or replacement bank accounts held in the name of Funding 2 from time to time with the prior written consent of the Funding 2 Security Trustee and the Rating Agencies;

         FUNDING 2 BB PRINCIPAL DEFICIENCY SUB-LEDGER means the sub-ledger of the Funding 2 Principal Deficiency Ledger maintained by the Cash Manager in the name of Funding 2 which was established on the Programme Date corresponding to the BB Loan Tranches;

         FUNDING 2 BBB PRINCIPAL DEFICIENCY SUB-LEDGER means the sub-ledger of the Funding 2 Principal Deficiency Ledger maintained by the Cash Manager in the name of Funding 2 which was established on the Programme Date corresponding to the BBB Loan Tranches;

         FUNDING 2 CASH ACCUMULATION LEDGER means the ledger in respect of Funding 2 established and maintained by the Cash Manager pursuant to Clause 4.4(a) of the Cash Management Agreement;

         FUNDING 2 CASH ACCUMULATION LEDGER AMOUNT means, at any time, the amount standing to the credit of the Funding 2 Cash Accumulation Ledger at that time (immediately prior to any drawing to be applied on that Funding 2 Interest Payment Date and prior to any payment under item (h) of the Funding 2 Pre-Enforcement Principal Priority of Payments;

         FUNDING 2 CHARGED PROPERTY means the property charged by Funding 2 pursuant to the Funding 2 Deed of Charge;

         FUNDING 2 DEED OF CHARGE means the deed of charge entered into on or about the Programme Date between Funding 2, the Master Issuer, the Corporate Services Provider, the Account Bank, the Funding 2 Security Trustee, the Seller, the Start-up Loan Provider, the Cash Manager and the Funding 2 Swap Provider and as the same may be further supplemented, amended and/or restated or varied from time to time and including all Deeds of Accession or supplements thereto;

         FUNDING 2 GENERAL RESERVE FUND means the fund established from the proceeds of the Funding 2 Start-up Loan and any New Start-up Loan with respect to a Funding 2 Issuer and standing to the credit of the Funding 2 General Reserve Ledger which may be used by Funding 2 to meet any deficit in Revenue Receipts or Principal Receipts;

         FUNDING 2 GENERAL RESERVE LEDGER means the ledger established and maintained by the Cash Manager in respect of Funding 2 pursuant to clause 4.4(b) of the Cash Management Agreement;

         FUNDING 2 GENERAL RESERVE FUND THRESHOLD means the lesser of:

         (a)     the Funding 2 General Reserve Fund Required Amount, and

         (b) the highest amount which the Adjusted Funding 2 Reserve Fund Level has been since the first Funding 2 Interest Payment Date upon which interest is due and payable in respect of

                 Loan Tranches made upon the Closing Date relating to the then most recent issue of Master Issuer Notes;

         FUNDING 2 GENERAL RESERVE FUND REQUIRED AMOUNT means the sum of [POUND]167,700,000;

         FUNDING 2 GIC ACCOUNT means the account in the name of Funding 2 (sort code 12-08-83, account number 06052751) held at the Account Bank and maintained subject to the terms of the Funding 2 Guaranteed Investment Contract, the Bank Account Agreement and the Funding 2 Deed of Charge, or such additional or replacement bank account as may for the time being be in place with the prior consent of the Funding 2 Security Trustee and the Rating Agencies;

         FUNDING 2 GIC ACCOUNT MANDATE means the bank account mandate between Funding 2 and the Account Bank relating to the operation of the Funding 2 GIC Account;

         FUNDING 2 GIC BALANCE means, on any day during an Interest Period, the amount standing to the credit of the Funding 2 GIC Account as at the opening of business on such day;

         FUNDING 2 GIC PROVIDER means prior to the Reorganisation Date, The Governor and Company of the Bank of Scotland and from the Reorganisation Date, Bank of Scotland acting pursuant to the Funding 2 Guaranteed Investment Contract and/or such other person for the time being acting as provider of a guaranteed investment contract to Funding 2;

         FUNDING 2 GIC RATE means the rate of interest accruing on the balance standing to the credit of the Funding 2 GIC Account equal to a rate of three month LIBOR less 0.25% per annum;

         FUNDING 2 GUARANTEED INVESTMENT CONTRACT or FUNDING 2 GIC ACCOUNT AGREEMENT means the guaranteed investment contract entered into on or about the Programme Date between Funding 2, the Funding 2 GIC Provider, the Cash Manager and the Funding 2 Security Trustee in relation to interest to be earned on the Funding 2 GIC Balance (as the same may be amended, restated, supplemented, replaced and/or novated from time to time);

         FUNDING 2 INCOME DEFICIT means the amount of the shortfall between Funding 2 Available Revenue Receipts and the amounts required to pay the items in paragraph (a) to (e) (inclusive), (g), (i), (k) and (m) of the Funding 2 Pre-Enforcement Revenue Priority of Payments;

         FUNDING 2 INTERCOMPANY LOAN means the loan made available pursuant to the Master Intercompany Loan Agreement;

         FUNDING 2 INTERCOMPANY LOAN LEDGER means the ledger on which the Cash Manager will record payments of interest and repayments of principal made under any Funding 2 Intercompany Loan;

         FUNDING 2 INTEREST PAYMENT DATE means the 15th day of January, April, July and October of each year or, if such day is not a Business Day, the next succeeding Business Day;

         FUNDING 2 INTEREST RATE SHORTFALL has the meaning given to it in Clause 4.3 of the Servicing Agreement;

         FUNDING 2 ISSUER means the Master Issuer and/or any other New Issuer issuing Notes and entering into Intercompany Loan Agreements with Funding 2 from time to time;

         FUNDING 2 LEDGERS means the Funding 2 Principal Ledger, the Funding 2 Revenue Ledger, the Funding 2 General Reserve Ledger, the Funding 2 Principal Deficiency Ledger, the Funding 2 Intercompany Loan Ledger and the Funding 2 Cash Accumulation Ledger;

         FUNDING 2 LIQUIDITY RESERVE FUND means the fund established pursuant to the Funding 2 Deed of Charge in the event that a Liquidity Reserve Fund Rating Event in respect of Funding 2 occurs;

         FUNDING 2 LIQUIDITY RESERVE FUND REQUIRED AMOUNT means on any Funding 2 Interest Payment Date, an amount equal to the excess (if any) of 3% of the aggregate outstanding balance of the Master Issuer Notes on that Funding 2 Interest Payment Date (taking into account any principal repayments to be made by the Master Issuer on such date) over the aggregate of amounts standing to the credit of the Funding 2 General Reserve Fund on such Funding 2 Interest Payment Date (taking into account any amount credited to the Funding 2 General Reserve Fund Ledger on such date);

         FUNDING 2 LIQUIDITY RESERVE LEDGER means the ledger to be maintained by the Cash Manager pursuant to Clause 4.3 of the Cash Management Agreement relating to the Funding 2 Liquidity Reserve Fund;

         FUNDING 2 LIQUIDITY RESERVE PRINCIPAL PAYMENT means (a) prior to the occurrence of a Trigger Event, (i) repayments of principal which are then due and payable in respect of the original Bullet Loan Tranches and (ii) repayments of principal in respect of original Scheduled Amortisation Loan Tranches on their respective final payment dates only and (b) on or after the occurrence of a Trigger Event, repayments of principal in respect of original Bullet Loan Tranches and original Scheduled Amortisation Loan Tranches on the respective final payment dates only;

         FUNDING 2 PRE-ENFORCEMENT PRINCIPAL PRIORITY OF PAYMENTS means the order of priority in which, prior to enforcement of the Funding 2 Security, the Cash Manager will apply the Funding 2 Available Principal Receipts on each Funding 2 Interest Payment Date, as set out in Part 2 of Schedule 4 to the Funding 2 Deed of Charge;

         FUNDING 2 POST-ENFORCEMENT PRIORITY OF PAYMENTS means the order of priority in which the Funding 2 Security Trustee will apply all monies following a Master Intercompany Loan Event of Default and enforcement of the Funding 2 Security (as set out in Part 3 of Schedule 4 to the Funding 2 Deed of Charge);

         FUNDING 2 PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS means the order of priority in which Funding 2 Available Revenue Receipts will be applied prior to the enforcement of the Funding 2 Security as set out in Part 1 of Schedule 4 to the Funding 2 Deed of Charge;

         FUNDING 2 PRINCIPAL DEFICIENCY LEDGER means the ledger of such name established and maintained by the Cash Manager pursuant to the Cash Management Agreement, comprising, as at the date hereof, six sub-ledgers, the AAA Principal Deficiency Sub-Ledger, the AA Principal Deficiency Sub-Ledger, the A Principal Deficiency Sub-Ledger, the BBB Principal Deficiency Sub-Ledger, the BB Principal Deficiency Sub-Ledger and the Subordinated Loan Principal Deficiency Sub-Ledger but which may comprise additional principal deficiency sub-ledgers as required;

         FUNDING 2 PRINCIPAL LEDGER means the ledger on which receipts and payments of Funding 2 Principal Receipts will be recorded by the Cash Manager;

         FUNDING 2 PRINCIPAL DEFICIENCY SUB-LEDGER means singly or together (as the context may require) the AAA Principal Deficiency Sub-Ledger, the AA Principal Deficiency Sub-Ledger, the A Principal Deficiency Sub-Ledger, the BBB Principal Deficiency Sub-Ledger, the BB Principal Deficiency Sub-Ledger, the Subordinated Loan Principal Deficiency Sub-Ledger and/or such additional principal deficiency sub-ledgers that may be established from time to time after the Initial Closing Date;

         FUNDING 2 PRINCIPAL RECEIPTS means the Funding 2 Share of Principal Receipts received by Funding 2 from the Mortgages Trustee on each Distribution Date;

         FUNDING 2 PRIORITY OF PAYMENTS means, as applicable, the Funding 2 Post-Enforcement Priority of Payments, the Funding 2 Pre-Enforcement Principal Priority of Payments, the Funding 2 Pre-Enforcement Revenue Priority of Payments and/or, as the case may be, the Funding 2 Principal Priority of Payments;

         FUNDING 2 REVENUE LEDGER means the ledger on which the Cash Manager will record all monies received by Funding 2 during an Interest Period other than the Funding 2 Principal Receipts;

         FUNDING 2 REVENUE RECEIPTS means the Funding 2 Share of Mortgages Trust Available Revenue Receipts received by Funding 2 from the Mortgages Trustee on each Distribution Date;

         FUNDING 2 SECURED CREDITORS means the Funding 2 Security Trustee, any receiver appointed by it, the Funding 2 Swap Provider, the Cash Manager, the Account Bank, the Master Issuer, the Seller, the Corporate Services Provider, the Funding 2 Start-up Loan Provider, the Funding 2 GIC Provider and such other creditors of Funding 2 who may accede to the Funding 2 Deed of Charge from time to time pursuant to an Accession Undertaking (including, for the avoidance of doubt, any New Issuer);

         FUNDING 2 SECURED LIABILITIES has the same meaning as the Funding 2 Secured Obligations;

         FUNDING 2 SECURED OBLIGATIONS means all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity) of Funding 2 to the Funding 2 Secured Creditors under the Funding 2 Agreements;

         FUNDING 2 SECURITY means the security granted by Funding 2 to the Funding 2 Security Trustee under and pursuant to the terms of the Funding 2 Deed of Charge;

         FUNDING 2 SECURITY PERIOD means the period beginning on the Programme Date and ending on the date on which all the Funding 2 Secured Obligations have been unconditionally and irrevocably paid and discharged in full;

         FUNDING 2 SECURITY POWER OF ATTORNEY the power of attorney granted by Funding 2 in favour of the Funding 2 Security Trustee under the Funding 2 Deed of Charge on the Programme Date substantially in the form set out in Schedule 5 to the Funding 2 Deed of Charge;

         FUNDING 2 SECURITY TRUSTEE means The Bank of New York, acting through its office at 48th Floor, One Canada Square, London E14 5AL or such other persons or companies as may from time to time be appointed as Security Trustee (or co-trustee) pursuant to the Funding 2 Deed of Charge;

         FUNDING 2 SHARE means, only in respect of the period prior to the first Distribution Date, the Initial Funding 2 Share, and thereafter means the Current Funding 2 Share;

         FUNDING 2 START-UP LOAN means a start-up loan that the Funding 2 Start-up Loan Provider makes available to Funding 2 pursuant to a Funding 2 Start-up Loan Agreement;

         FUNDING 2 START-UP LOAN AGREEMENT means an agreement entered into on any Master Issuer Closing Date between Funding 2, the Funding 2 Start-up Loan Provider and the Funding 2 Security Trustee relating to the provision of a Funding 2 Start-up Loan to Funding 2 (as the same may be amended, restated, supplemented, replaced and/or novated from time to time);

         FUNDING 2 START-UP LOAN PROVIDER means initially Halifax and, as of the Reorganisation Date, Bank of Scotland in its capacity as provider of the Funding 2 Start-up Loan;

         FUNDING 2 SWAP means the swap documented under the Funding 2 Swap Agreement which enables Funding 2 to hedge against the possible variance between the Mortgages Trustee Variable Base Rate payable on the Variable Rate Loans, the fixed rates of interest payable on the Fixed Rate Loans and the rates of interest payable on the Tracker Rate Loans and a LIBOR based rate for three-month sterling deposits;

         FUNDING 2 SWAP AGREEMENT means the ISDA Master Agreement and schedule relating to the Funding 2 Swap entered into on or about the Programme Date and any confirmation documented thereunder from time to time, each between Funding 2, the Funding 2 Swap Provider and the Funding 2 Security Trustee (as the same may be further amended and/or restated from time to time);

         FUNDING 2 SWAP EXCLUDED TERMINATION AMOUNT means in relation to the Funding 2 Swap Agreement an amount equal to:

         (a) the amount of any termination payment due and payable to the Funding 2 Swap Provider as a result of a Funding 2 Swap Provider Default or a Funding 2 Swap Provider Downgrade Termination Event;

         less

         (b) the amount, if any, received by Funding 2 from a replacement swap provider upon entry by Funding 2 into an agreement with such replacement swap provider to replace the Funding 2 Swap Agreement which has terminated as a result of such Funding 2 Swap Provider Default or following the occurrence of such Funding 2 Swap Provider Downgrade Termination Event;

         FUNDING 2 SWAP PROVIDER means initially Halifax and, as of the Reorganisation Date, Bank of Scotland acting in its capacity as the Funding 2 Swap Provider pursuant to the Funding 2 Swap Agreement;

         FUNDING 2 SWAP PROVIDER DEFAULT means the occurrence of an Event of Default (as defined in the Funding 2 Swap Agreement) where the Funding 2 Swap Provider is the Defaulting Party (as defined in the Funding 2 Swap Agreement);

         FUNDING 2 SWAP PROVIDER DOWNGRADE TERMINATION EVENT means the occurrence of an Additional Termination Event (as defined in the Funding 2 Swap Agreement) following the failure by the Funding 2 Swap Provider to comply with the requirements of the ratings downgrade provisions set out in the Funding 2 Swap Agreement;

         FUNDING 2 TRANSACTION ACCOUNT means the account in the name of Funding 2 (sort code 12-08-83, account no. 06052778) held at the Account Bank and maintained subject to the terms of the Bank Account Agreement and the Funding 2 Deed of Charge, or such other additional or replacement bank account as may for the time being be in place with the prior consent of the Funding 2 Security Trustee and the Rating Agencies;

         FUNDING 2 TRANSACTION ACCOUNT MANDATE means the bank account mandate between Funding 2 and the Account Bank relating to the operation of the Funding 2 Transaction Account;

         FUNDING 2 TRANSACTION DOCUMENTS has the same meaning as FUNDING 2 AGREEMENTS;

         FURTHER ADVANCE means, in relation to a Loan, any advance of further money following a request from an existing Borrower following the making of the Initial Advance which is secured by the same Mortgage as the Initial Advance where the Seller has a discretion as to whether to accept that request, but does not include the amount of any Retention Drawing to the relevant Borrower as part of the Initial Advance after completion of the Mortgage and does not include a Flexible Loan Drawing nor a Delayed Cashback nor a Home Cash Reserve Drawing;

         FURTHER CONTRIBUTION means the consideration in the form of cash payable to the Mortgages Trustee by any Beneficiary to increase the Funding 1 Share, the Funding 2 Share or, as the case may be, the Seller Share of the Trust Property pursuant to and in accordance with the Mortgages Trust Deed but excluding any Initial Contribution or Deferred Contribution paid by Funding 1 or by Funding 2 to the Mortgages Trustee;

         FUTURE TRUST PROPERTY means any or all New Portfolios that have been or will be sold to the Mortgages Trustee on any Sale Date;

         GENERAL RESERVE FUND means the Funding 1 General Reserve Fund;

         GENERAL RESERVE FUND REQUIRED AMOUNT means the Funding 1 General Reserve Fund Required Amount;

         GENERAL RESERVE FUND THRESHOLD means the Funding 1 General Reserve Fund Threshold;

         GENERAL RESERVE LEDGER means, as the context requires, either (a) the Funding 1 General Reserve Ledger or (b) the Funding 2 General Reserve Ledger;

         HALIFAX means Halifax plc (registered number 02367076), a public limited company incorporated under the laws of England and Wales, whose registered office is at Trinity Road, Halifax, West Yorkshire HX1 2RG and whose business was transferred to Bank of Scotland in accordance with the HBOS Group Reorganisation Act 2006 on the Reorganisation Date;

         HALIFAX COLLECTION ACCOUNT AMOUNTS means all amounts from time to time standing to the credit of the Collection Account to the extent that such amounts represent payments into the Collection Account of sums derived or resulting from mortgage loans originated by the Seller which have not been sold to the Mortgages Trustee pursuant to the Mortgage Sale Agreement;

         HALIFAX DEED AND POWER OF ATTORNEY means the deed and power of attorney made by Halifax in favour of Funding 1 and its successors and assigns, on the Initial Closing Date, pursuant to the Mortgages Trust Deed;

         HALIFAX FLEXIBLE VARIABLE RATE means the variable rate applicable to Flexible Loans originated by Halifax or since the reorganisation date Bank of Scotland under the Halifax brand.

         HALIFAX INSURANCE POLICIES means:

         (a)     the MIG Policies;

         (b)     the Properties in Possession Cover; and

         (c)     the Halifax Policies;

         HALIFAX INTERMEDIARY means Halifax General Insurance Services Limited and/or such other person as may be authorised to issue Buildings Policies to Borrowers on behalf of the Halifax Policies Insurer;

         HALIFAX POLICIES means those of the Buildings Policies which are issued to Borrowers by the Seller and/or a Halifax Intermediary on behalf of the Halifax Policies Insurer;

         HALIFAX POLICIES INSURER means in relation to policies issued before 1 January 2004 Royal & Sun Alliance Insurance plc and in relation to policies or renewals issued on and after 1 January 2004, St Andrew's Insurance and/or any other insurer who agrees with the Seller to issue buildings insurance policies to Borrowers from time to time as a consequence of an introduction or intermediation by a Halifax Intermediary;

         HALIFAX VARIABLE BASE RATE means the standard variable rate of interest or, if the Seller has more than one standard variable rate of interest, the relevant standard variable rate of interest set by the Seller which applies to the Variable Rate Loans beneficially owned by the Seller on the Seller's residential mortgage book;

         HIGH LOAN-TO-VALUE FEE means any fee incurred by a Borrower as a result of taking out a loan with an LTV Ratio in excess of a certain percentage specified in the Offer Conditions;

         HOLDING COMPANY means a holding company as defined in section 736 of the Companies Act 1985;

         HOLDINGS means Permanent Holdings Limited (registered number 4267664), a limited company incorporated under the laws of England and Wales, whose registered office is at 35 Great St. Helen's, London EC3A 6AP;

         HOME CASH RESERVE ADVANCE means, in relation to a Loan, an advance of further money (which, for any Loan made before 31 October 2004, must be in a sum of not less than [POUND]25,005) to the relevant Borrower following the making of the Initial Advance which is secured by the same Mortgage as the Initial Advance and against which sum the Borrower can make drawings of not less than [POUND]1,000 at any time;

         HOME CASH RESERVE DRAWING means any drawing of monies in full or part made by a Borrower under a Home Cash Reserve Advance;

         HOME IMPROVEMENT LOAN means a type of Further Advance product that can only be used by the Borrower for the purposes of making repairs, alterations and/or improvements to the relevant Property;

         HOME OWNER LOAN means a type of Further Advance product that is a regulated agreement under section 8 of the Consumer Credit Act 1974 and which can be used by the Borrower for any permitted purpose, including but not limited to, the purchase of a car;

         HVR 1 means the Variable Mortgage Rate set by the Seller which applies to certain loans beneficially owned by the Seller on the Seller's residential mortgage book;

         HVR 2 means the second Variable Base Rate that was made available to Borrowers between 1 March 2001 and 1 February 2002;

         ICOB means the FSA Insurance Conduct of Business Sourcebook;

         ICTA means the Income and Corporation Taxes Act 1988;

         INITIAL ADVANCE means, in relation to a Loan, the original principal amount advanced to the relevant Borrower including the amount of any retention advanced to the relevant Borrower after completion of the Mortgage and does not include any (a) High Loan-to-Value Fee, (b) Further Advance, (c) Flexible Loan Drawing, (d) Home Cash Reserve Drawing and (e) Early Repayment Fee;

         INITIAL CLOSING DATE means 14 June 2002;

         INITIAL CLOSING PURCHASE PRICE means the sum of [POUND]3,478,576,310 paid by Funding 1 to the Seller in consideration of the Seller's sale of the Initial Portfolio (together with any Accrued Interest and Arrears of Interest as at the Initial Closing Date) to the Mortgages Trustee and the Funding 1 Share thereof;

         INITIAL CLOSING TRUST PROPERTY means the Initial Portfolio transferred by the Seller to the Mortgages Trustee on the Initial Closing Date;

         INITIAL CONTRIBUTION means, as the context requires, (a) the consideration in the form of cash payable by Funding 1 to the Mortgages Trustee in respect of the Funding Share of the Trust Property or (b) the consideration in the form of cash payable by Funding 2 to the Mortgages Trustee in respect of the Funding 2 Share of the Trust Property (in each case) pursuant to and in accordance with the Mortgages Trust Deed, which Contribution is to fund the payment to the Seller by the Mortgages Trustee of (and is equal to) the Initial Purchase Price in respect of the Initial Portfolio or (if any is payable) any New Portfolio sold and assigned to the Mortgages Trustee and is to be funded from the proceeds of an Intercompany Loan;

         INITIAL FUNDING 1 SHARE means the share of Funding 1 in the Trust Property on the Initial Closing Date, being an amount equal to [POUND]3,478,376,344.38;

         INITIAL FUNDING 1 SHARE PERCENTAGE means the percentage share of Funding 1 in the Trust Property on the Initial Closing Date, being 34.38%;

         INITIAL FUNDING 2 SHARE means the share of Funding 2 in the Trust Property on the Programme Date, being an amount equal to [POUND]5,411,550,100;

         INITIAL FUNDING 2 SHARE PERCENTAGE means the percentage share of Funding 2 in the Trust Property on the Programme Date, being 11.76%;

         INITIAL LOANS means the portfolio of residential first mortgage loans sold by the Seller to the Mortgages Trustee on the Initial Closing Date pursuant to the Mortgage Sale Agreement;

         INITIAL PORTFOLIO means the Provisional Portfolio other than any Loan and its Related Security which has been redeemed in full on or before the Initial Closing Date;

         INITIAL PURCHASE PRICE means that portion of the purchase price paid by the Mortgages Trustee to the Seller on the Initial Closing Date in consideration for the assignment to the Mortgages Trustee of the Initial Portfolio or that portion of the purchase price (if any) payable by the Mortgages Trustee to the Seller on the relevant Sale Date in consideration for the assignment to the Mortgages Trustee of any New Portfolio, in each case in accordance with the provisions of the Mortgage Sale Agreement;

         INITIAL RELATED SECURITY means the Related Security sold by the Seller to the Mortgages Trustee on the Initial Closing Date pursuant to the Mortgage Sale Agreement;

         INITIAL RELEVANT SCREEN RATE has the meaning given in Condition 4(C);

         INITIAL SELLER SHARE means the share of the Seller in the Trust Property on the Initial Closing Date, being an amount equal to [POUND]6,638,679,574.44;

         INITIAL SELLER SHARE PERCENTAGE means the percentage share of the Seller in the Trust Property on the Initial Closing Date, being 65.62%;

         INITIAL TRUST PROPERTY means the sum of [POUND]100 (one hundred pounds) that SFM Offshore Limited (as the Share Trustee of the Mortgages Trustee) settled on trust and is held on trust absolutely as to both capital and income by the Mortgages Trustee for the benefit of the Beneficiaries pursuant to the Mortgages Trust Deed;

         INSOLVENCY EVENT in respect of the Seller, the Servicer, the Cash Manager, or any Issuer Cash Manager (each, for the purposes of this definition, a RELEVANT ENTITY) means:

         (a) an order is made or an effective resolution passed for the winding up, bankruptcy, liquidation or sequestration of the Relevant Entity;

         (b) the Relevant Entity ceases or threatens to cease to carry on its business or stops payment or threatens to stop payment of its debts or is deemed unable to pay its debts within the meaning of section 123(1)(a), (b), (c) or (d) of the Insolvency Act 1986 (as amended) or becomes unable to pay its debts as they fall due or the value of its assets falls to less than the amounts of its liabilities (taking into account, for both these purposes, contingent and prospective liabilities) or otherwise becomes insolvent; and

         (c) proceedings (including, but not limited to, presentation of an application for an administration order, the filing of documents with the court for the appointment of an administrator or the service of a notice of intention to appoint an administrator) are initiated against the Relevant Entity under any applicable liquidation, administration, winding up, sequestration, insolvency, bankruptcy, composition, reorganisation (other than a reorganisation where the Relevant Entity is solvent) or other similar laws, save where such proceedings are being contested in good faith; or an administrative or other receiver, administrator, trustee or other similar official is appointed in relation to the whole or any substantial part of the undertaking or assets of the Relevant Entity or the appointment of an administrator takes effect; or a distress, execution or diligence or other process shall be levied or enforced upon or sued out against the whole or any substantial part of the undertaking or assets of the Relevant Entity and in any of the foregoing cases it is not discharged within 15 London Business Days; or if the Relevant Entity initiates or consents to judicial proceedings relating to itself under any applicable liquidation, administration, winding up, sequestration, bankruptcy, composition, insolvency, reorganisation or other similar laws or makes a conveyance, assignment or assignation for the benefit of, or enters into any composition with, its creditors generally or takes steps with a view to obtaining a moratorium in respect of any indebtedness;

         INSURANCE ACKNOWLEDGEMENTS means a letter from the relevant insurer substantially in such form set out in Schedule 11 to the Mortgage Sale Agreement or such other form as the relevant insurer shall require in respect of (a) the MIG Policies numbers GECM-UK-003 and GECM-UK-004 issued by GE Mortgage Insurance Limited and (b) the MIG Policies numbers 227001, 227001(A), 227002, 227003 and 227006;

         INSURANCE ENDORSEMENTS means an endorsement from the relevant insurer substantially in the form set out in Schedule 10 to the Mortgage Sale Agreement or such other form as the relevant insurer shall require in respect of (a) each of the MIG Policies excluding the Halifax Mortgage Re Limited MIG Policies and (b) the Halifax Policies;

         INSURANCE POLICIES means the Buildings Policies and the Halifax Insurance Policies and INSURANCE POLICY shall be construed accordingly;

         INTERCOMPANY LOAN means the aggregate of the outstanding principal balance of the Term Advances made by a Funding 1 Issuer to Funding 1 under an Intercompany Loan Agreement;

         INTERCOMPANY LOAN ACCELERATION NOTICE means a notice served by the Funding 1 Security Trustee on Funding 1 following the occurrence of an Intercompany Loan Event of Default, pursuant to Clause 14.10 of the Intercompany Loan Terms and Conditions;

         INTERCOMPANY LOAN AGREEMENTS means the First Issuer Intercompany Loan Agreement, Second Issuer Intercompany Loan Agreement, Third Issuer Intercompany Loan Agreement, Fourth Issuer Intercompany Loan Agreement, Fifth Issuer Intercompany Loan Agreement, Sixth Issuer Intercompany Loan Agreement, Seventh Issuer Intercompany Loan Agreement, Eighth Issuer Intercompany Loan Agreement and Ninth Issuer Intercompany Loan Agreement and INTERCOMPANY LOAN AGREEMENT means any one of them;

         INTERCOMPANY LOAN CONFIRMATION means a document substantially in the form set out in Schedule 3 to the Intercompany Loan Terms and Conditions confirming the principal terms of each Intercompany Loan Agreement between Funding 1 and the relevant Issuer;

         INTERCOMPANY LOAN DETERMINATION DATE means the first day of the relevant Interest Period;

         INTERCOMPANY LOAN EVENT OF DEFAULT means the occurrence of an event of default as specified in Clause 14 of the Intercompany Loan Terms and Conditions with respect to Funding 1;

         INTERCOMPANY LOAN LEDGER means, as the context requires, (a) the Funding 1 Intercompany Loan ledger or (b) the Funding 2 Intercompany Loan ledger;

         INTERCOMPANY LOAN TERMS AND CONDITIONS means the standard terms and conditions incorporated into each Intercompany Loan Agreement, signed for the purposes of identification on the Initial Closing Date by Funding 1, the Security Trustee and the Agent Bank, as amended and restated on 17 October 2006 pursuant to the Deed of Amendment to Intercompany Loan Agreements;

         INTEREST PAYMENT DATE means, as the context requires, (a) a Funding 1 Interest Payment Date in respect of Funding 1 or (b) a Funding 2 Interest Payment Date in respect of Funding 2;

         INTEREST PERIOD means, as the context requires, (a) in relation to a series and class of Notes (i) with respect to the first Interest Payment Date, the period from (and including) the applicable interest commencement date to (but excluding) such first Interest Payment Date and (ii) thereafter, with respect to each Interest Payment Date, the period from (and including) the preceding Interest Payment Date to (but excluding) that Interest Payment Date, (b) in respect of a Loan Tranche (i) with respect to the first Funding 2 Interest Payment Date, the period from (and including) the applicable Loan Tranche Interest Commencement Date to (but excluding) such first Funding 2 Interest Payment Date and (ii) thereafter, the period from (and including) the preceding Funding 2 Interest Payment Date to (but excluding) that Funding 2 Interest Payment Date and (c) in respect of Funding 1, the period from (and including) a Funding 1 Interest Payment Date (or in respect of the first Interest Period, the relevant Closing Date) to (but excluding) the next following (or first) Funding 1 Interest Payment Date;

         IRRECOVERABLE VAT means any amount in respect of VAT incurred by a party to the Transaction Documents (for the purposes of this definition, a RELEVANT PARTY) as part of a payment in respect of which it is entitled to be indemnified under the relevant Transaction Documents to the extent that the Relevant Party does not or will not receive and retain a credit or repayment of such VAT as input tax (as that expression is defined in section 24(1) of the Value Added Tax Act
         1994) for the prescribed accounting period (as that expression is used in section 25(1) of the Value Added Tax Act 1994) to which such input tax relates;

         ISSUER means the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer, the Sixth Issuer, the Seventh Issuer, the Eighth Issuer, the Ninth Issuer and/or the Master Issuer and/or, as the context may require, any New Issuer;

         ISSUER ACCOUNT BANK means the First Issuer Account Bank, the Second Issuer Account Bank, the Third Issuer Account Bank, the Fourth Issuer Account Bank, the Fifth Issuer Account Bank, the Sixth Issuer Account Bank, the Seventh Issuer Account Bank, the Eighth Issuer Account Bank, the Ninth Issuer Account Bank and/or, as the context may require, the bank at which the accounts of any New Issuer are maintained and/or the Master Issuer Account Bank;

         ISSUER ACCOUNTS means any of the First Issuer Accounts, the Second Issuer Accounts, the Third Issuer Accounts, the Fourth Issuer Accounts, the Fifth Issuer Accounts, the Sixth Issuer Accounts, the Seventh Issuer Accounts, the Eighth Issuer Accounts, the Ninth Issuer Accounts, the Master Issuer Accounts or, as the context may require, any accounts held by any New Issuer;

         ISSUER AGREEMENTS means those agreements to which any Issuer is party (including, for the avoidance of doubt, in the case of the First Issuer, the First Issuer Transaction Documents, in the case of the Second Issuer, the Second Issuer Transaction Documents, in the case of the Third Issuer, the Third Issuer Transaction Documents, in the case of the Fourth Issuer, the Fourth Issuer Transaction Documents, in the case of the Fifth Issuer, the Fifth Issuer Transaction Documents, in the case of the Sixth Issuer, the Sixth Issuer Transaction Documents, in the case of the Seventh Issuer, the Seventh Issuer Transaction Documents, in the case of the Eighth Issuer, the Eighth Issuer Transaction Documents, in the case of the Ninth Issuer, the Ninth Issuer Transaction Documents, the Master Issuer Transaction Documents, the Funding 1 Transaction Documents, the Funding 2 Transaction Documents and, in the case of any New Issuer, the New Issuer Transaction Documents);

         ISSUER CASH MANAGER means initially Halifax and, from the Reorganisation Date, Bank of Scotland acting, pursuant to each issuer cash management agreement, as agent for each Issuer and the Security Trustee to manage all cash transactions and maintain certain ledgers on behalf of each Issuer;

         ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE means, as the context requires, the relevant Funding 1 Issuer Master Definitions and Construction Schedule or the Master Issuer Master Definitions and Construction Schedule;

         ISSUER NOTES includes all of the First Issuer Notes, the Second Issuer Notes, the Third Issuer Notes, the Fourth Issuer Notes, the Fifth Issuer Notes, the Sixth Issuer Notes, Seventh Issuer Notes, the Eighth Issuer Notes, the Ninth Issuer Notes, the Master Issuer Notes and, as the context may require, any New Notes;

         ISSUER SECURED CREDITORS means any of the First Issuer Secured Creditors, the Second Issuer Secured Creditors, the Third Issuer Secured Creditors, the Fourth Issuer Secured Creditors, the Fifth Issuer Secured Creditors, the Sixth Issuer Secured Creditors, the Seventh Issuer Secured Creditors, the Eighth Issuer Secured Creditors, the Ninth Issuer Secured Creditors and the Master Issuer Secured Creditors and/or, as the context requires, any New Issuer Secured Creditors;

         ISSUER SECURITY means the security created by the First Issuer pursuant to the First Issuer Deed of Charge in favour of the First Issuer Secured Creditors, the security created by the Second Issuer pursuant to the Second Issuer Deed of Charge in favour of the Second Issuer Secured Creditors, the security created by the Third Issuer pursuant to the Third Issuer Deed of Charge in favour of the Third Issuer Secured Creditors, the security created by the Fourth Issuer pursuant to the Fourth Issuer Deed of Charge in favour of the Fourth Issuer Secured Creditors, the security created by the Fifth Issuer pursuant to the Fifth Issuer Deed of Charge in favour of the Fifth Issuer Secured Creditors, the security created by the Sixth Issuer pursuant to the Sixth Issuer Deed of Charge in favour of the Sixth Issuer Secured Creditors, the security created by the Seventh Issuer pursuant to the Seventh Issuer Deed of Charge in favour of the Seventh Issuer Secured Creditors, the security created by the Eighth Issuer pursuant to the Eighth Issuer Deed of Charge in favour of the Eighth Issuer Secured Creditors, the security created by the Ninth Issuer pursuant to the Ninth Issuer Deed of Charge in favour of the Ninth Issuer Secured Creditors , the security created by the Master Issuer pursuant to the Master Issuer Deed of Charge in favour of the Master Issuer Secured Creditors and/or, as the context may require, the security created by any other Funding 1 Issuer and/or the security created by any other Funding 2 Issuer pursuant to the related deed of charge in favour of the related Issuer Secured Creditors;

         ISSUER SWAP AGREEMENTS means, the First Issuer Swap Agreements and/or the Second Issuer Swap Agreements and/or the Third Issuer Swap Agreements and/or the Fourth Issuer Swap Agreements and/or the Fifth Issuer Swap Agreements and/or the Sixth Issuer Swap Agreements and/or the Seventh Issuer Swap Agreements and/or any New Issuer Swap Agreements and/or the Eighth Issuer Swap Agreements and/or the Ninth Issuer Swap Agreements and/or the Master Issuer Swap Agreements and/or, as the context requires, any New Issuer Swap Agreements and ISSUER SWAP AGREEMENT means any one of them;

         ISSUER SWAP PROVIDER means the First Issuer Swap Providers and/or the Second Issuer Swap Providers and/or the Third Issuer Swap Providers and/or the Fourth Issuer Swap Providers and/or the Fifth Issuer Swap Providers and/or the Sixth Issuer Swap Providers and/or the Seventh Issuer Swap Providers and/or the Eighth Issuer Swap Providers and/or the Ninth Issuer Swap Providers and/or the Master Issuer Swap Provider, and/or as the context requires, any New Issuer Swap Providers;

         ISSUER SWAP PROVIDER DEFAULT means the occurrence of an Event of Default (as defined in the relevant Issuer Swap Agreement) where the relevant Issuer Swap Provider is the Defaulting Party (as defined in the relevant Issuer Swap Agreement);

         ISSUER SWAP PROVIDER DOWNGRADE TERMINATION EVENT means the occurrence of an Additional Termination Event (as defined in the relevant Issuer Swap Agreement) following the failure by a First Issuer Swap Provider and/or a Second Issuer Swap Provider and/or a Third Issuer Swap Provider and/or a Fourth Issuer Swap Provider and/or a Fifth Issuer Swap Provider and/or a Sixth Issuer Swap Provider and/or the Seventh Issuer Swap Providers and/or the Eighth Issuer Swap Providers and/or the Ninth Issuer Swap Providers and/or, as the context requires, the Master Issuer Swap Provider to comply with the requirements of the ratings downgrade provisions set out in the relevant Issuer Swap Agreement;

         LAND REGISTRY means the body responsible for recording details of land in England and Wales;

         LARGE LOAN DISCOUNT means the discount which allows a Borrower to pay interest at a discretionary discount to the standard variable rate of interest charged on Variable Rate Loans in, or to be included in, the Mortgages Trust (other than the Tracker Rate Loans) based on the aggregate size of the Loans under the Mortgage Account (a) at origination or (b) when a Further Advance is made;

         LAW includes common or customary law and any constitution, decree, judgment, legislation, order, ordinance, regulation, statute, treaty or other legislative measure in any jurisdiction and any present or future directive, regulation, guideline, practice, concession, request or requirement whether or not having the force of law issued by any governmental body, agency or department or any central bank or other fiscal, monetary, taxation, regulatory, self-regulatory or other authority or agency;

         LENDING CRITERIA means the criteria contained in Schedule 4 to the Mortgage Sale Agreement or such other criteria as would be acceptable to a Reasonable, Prudent Mortgage Lender;

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         LIBOR means:

         (a) in relation to any Funding 1 Liquidity Facility Drawing or, as the case may be, Funding 1 Liquidity Facility Stand-by
                 Drawing:

                 (i) the display rate per annum of the offered quotation for deposits in the currency of the relevant Funding 1 Liquidity Facility Drawing or unpaid sum, for a period equal to the required period which appears on Moneyline Telerate Page 3750 or Moneyline Telerate Page 3740 (as appropriate) at or about 11.00 a.m. on the relevant Quotation Date; or

                 (ii) if the display rate cannot be determined under paragraph (a)(i) above, the rate determined by the Funding 1 Liquidity Facility Provider to be the arithmetic mean (rounded, if necessary, to the nearest five decimal places with the midpoint rounded upwards) of the rates notified to the Funding 1 Liquidity Facility Provider by each of the Reference Banks quoting (provided that at least two Reference Banks are quoting) as the rate at which such Reference Bank is offering deposits in the required currency and for the required period in an amount comparable to that amount to prime banks in the London inter-bank market at or about 11.00 a.m. on the relevant Quotation Date for such period;

                 for the purposes of this definition:

                 QUOTATION DATE means, in relation to any Interest Period for which an interest rate is to be determined under the Funding 1 Liquidity Facility Agreement, the day on which quotations would ordinarily be given by banks in the London inter-bank market for deposits in the relevant currency for delivery on the first day of that Interest Period; provided that if, for any such period, quotations would ordinarily be given on more than one date, the Quotation Date for that period shall be the last of those dates;

                 REFERENCE BANKS means the principal London office of each of ABN AMRO Bank N.V., Barclays Bank PLC, Citibank, N.A. and The Royal Bank of Scotland plc or any bank that replaces any of them; and

                 MONEYLINE TELERATE PAGE 3750 means the display designated as Page 3750; and MONEYLINE TELERATE PAGE 3740 means the display designated as Page 3740, in each case on the Moneyline Telerate Service (or such other pages as may replace Page 3750 or Page 3740 on that service or such other service as may be nominated by the British Bankers' Association (including the Reuters Screen) as the information vendor for the purposes of displaying British Bankers' Association Interest Settlement Rates for deposits in the currency concerned); or

         (b) in relation to the Mortgages Trustee GIC Rate, the Funding 1 GIC Rate, the Funding 2 GIC Rate and the rate of interest payable on the Start-up Loans, LIBOR as determined in accordance with the Intercompany Loan Agreements and the Master Intercompany Loan Agreement (as applicable);

         LIQUIDITY RESERVE FUND means the Funding 1 Liquidity Reserve Fund;

         LIQUIDITY RESERVE FUND RATING EVENT means the Seller's long-term, unsecured, unguaranteed and unsubordinated debt obligations are rated below A- by S&P, A3 by Moody's or A- by Fitch (unless the relevant Rating Agency confirms that its then current ratings of the Notes will not be adversely affected as a consequence of a ratings downgrade of the Seller);

         LIQUIDITY RESERVE LEDGER means the Funding 1 Liquidity Reserve Ledger;

         LIQUIDITY RESERVE REQUIRED AMOUNT means, on any Interest Payment Date, an amount equal to 3% of the aggregate outstanding balance of the Ninth Issuer Notes on that date;

         LISTING RULES means:

         (a) in the case of Reg S Notes which are, or are to be, admitted to the Official List, the listing rules made under section 73A of the FSMA; and

         (b) in the case of Reg S Notes which are, or are to be, listed on a Stock Exchange other than the London Stock Exchange, the listing rules for the time being in force for that Stock Exchange;

         LOAN means each loan referenced by its loan identifier number and comprising the aggregate of all principal sums, interest, costs, charges, expenses and other monies (including all Further Advances, Flexible Loan Drawings, Home Cash Reserve Drawings and Retention Drawings) due or owing with respect to that loan under the relevant Mortgage Terms by a Borrower on the security of a Mortgage from time to time outstanding or, as the context may require, the Borrower's obligations in respect of the same;

         LOAN CONDITIONS has the same meaning as MORTGAGE CONDITIONS;

         LOAN PAYMENT DATE means, in respect of a Loan Tranche, the Funding 2 Payment Dates specified in the Loan Tranche Supplement for the payment of principal, subject to the terms of the Master Intercompany Loan Agreement;

         LOAN REPURCHASE NOTICE means a notice substantially in the form set out in Schedule 6 to the Mortgage Sale Agreement;

         LOAN TRANCHE means the AAA Loan Tranches, the AA Loan Tranches, the A Loan Tranches, the BBB Loan Tranches, the BB Loan Tranches, the Subordinated Loan Tranches and the Start-up Loan Tranches (subject to certain conditions) being the advances made by the Master Issuer to Funding 2 pursuant to the Master Intercompany Loan Agreement, each being funded from proceeds received by the Master Issuer from the issue of a series and class of Notes, the borrowing by the Master Issuer of a Master Issuer Subordinated Loan or, the borrowing by the Master Issuer of a Master Issuer Start-up Loan (respectively);

         LOAN TRANCHE INTEREST COMMENCEMENT DATE means, in respect of a Loan Tranche, the Closing Date of the related Series and Class of Notes or the relevant Advance Date of the related Master Issuer Subordinated Loan or Master Issue Start-up Loan (as applicable) for such Loan Tranche specified as such in the applicable Loan Tranche Supplement;

         LOAN TRANCHE INTEREST DETERMINATION DATE means, in respect of a Loan Tranche, for any Loan Tranche Interest Period for which the applicable Loan Tranche Rate of Interest will apply, the first day of such Loan Tranche Interest Period;

         LOAN TRANCHE INTEREST PERIOD means, in relation to a Loan Tranche and any Loan Payment Date, the period from (and including) the immediately preceding Loan Payment Date for such Loan Tranche (or, in respect of the first Loan Tranche Interest Period, the Loan Tranche Interest Commencement Date) to (but excluding) the next following (or first) Loan Payment Date for such Loan Tranche;

         LOAN TRANCHE NOTICE means a document substantially in the form set out in Schedule 1 (Form of Loan Tranche Notice) to the Master Intercompany Loan Agreement setting out, amongst other things, the principal amount of each Loan Tranche available for drawing on the next Closing Date;

         LOAN TRANCHE RATE OF INTEREST in respect of a Loan Tranche, has the meaning given to it in Clause 7.2 (Determination of Loan Tranche Interest Amount) of the Master Intercompany Loan Agreement;

         LOAN TRANCHE RATING means the designated rating of each Rated Loan Tranche which reflects the rating assigned to the corresponding class of Notes used to fund each such Loan Tranche on the relevant Closing Date of that Loan Tranche;

         LOAN TRANCHE SUPPLEMENT means, in relation to any Loan Tranche, means the document between, amongst others, Funding 2 and applicable Funding 2 Issuer substantially in the form set out in Schedule 3 (Form of Loan Tranche Supplement) to the Master Intercompany Loan Agreement entered into between Funding 2 and such Funding 2 Issuer recording the principal terms of such Loan Tranche;

         LOAN WARRANTIES means the Representations and Warranties;

         LONDON BUSINESS DAY means a day (other than a Saturday or a Sunday) on which banks are generally open for business in London;

         LONDON STOCK EXCHANGE means the London Stock Exchange plc;

         LOSS AMOUNT means the amount of any costs, expenses, losses or other claims suffered or incurred by, as applicable, the Mortgages Trustee and/or Funding 1 and/or Funding 2 in connection with any recovery of interest on the Loans to which the Seller, the Mortgages Trustee, Funding 1 or Funding 2 was not entitled to enforce or could not enforce as a result of any of the matters referred to in paragraphs
         (a), (b), (c) or (d) of clause 7.3 of the Mortgage Sale Agreement;

         LOSSES means all realised losses on the Loans;

         LOSSES LEDGER means the ledger of such name maintained by the Cash Manager pursuant to the Cash Management Agreement to record the Losses;

         LTV RATIO or LOAN-TO-VALUE RATIO means the ratio (expressed as a percentage) of the outstanding balance of a Loan to the value of the Mortgaged Property securing that Loan;

         LTV TEST means a test which assigns a credit enhancement value to each loan in the portfolio based on its current loan-to-value ratio and the amount of mortgage indemnity cover on that loan. The weighted average credit enhancement value for the portfolio is then determined;

         MANAGERS has the meaning given in the relevant Issuer Master Definitions and Construction Schedule;

         MANDATE means the Funding 1 Transaction Account Mandate, the Funding 1 GIC Account Mandate, the Funding 2 Transaction Account Mandate, the Funding 2 GIC Account Mandate and/or the Mortgages Trustee GIC Account Mandate, as the case may be;

         MANDATORY LIQUID ASSET COST means the cost imputed to the Funding 1 Liquidity Facility Provider of compliance with:

         (a) cash and special deposit requirements of the Bank of England and/or the banking supervision or other costs imposed by the Financial Services Authority, as determined in accordance with
                 Schedule 2 to the Funding 1 Liquidity Facility Agreement; and

         (b)     any reserve asset requirements of the European Central Bank;

         MASTER INTERCOMPANY LOAN means the loan made available to Funding 2 pursuant to the Master Intercompany Loan Agreement;

         MASTER INTERCOMPANY LOAN ACCELERATION NOTICE means an acceleration notice served by the Funding 2 Security Trustee on Funding 2 in relation to the enforcement of the Funding 2 Security following the occurrence of a Master Intercompany Loan Event of Default;

         MASTER INTERCOMPANY LOAN AGREEMENT means the master intercompany loan agreement entered into on the Programme Date between Funding 2, the Master Issuer and the Funding 2 Security Trustee;

         MASTER INTERCOMPANY LOAN CONFIRMATION means a document substantially in the same form set out in Schedule 3 to the Master Intercompany Loan Terms and Conditions confirming the principal terms of each Intercompany Loan Agreement between Funding 2 and the Master Issuer;

         MASTER INTERCOMPANY LOAN EVENT OF DEFAULT has the meaning given to it in Clause 15.1 of the Master Intercompany Loan Agreement;

         MASTER ISSUER means Permanent Master Issuer plc;

         MASTER ISSUER ACCOUNT BANK means the bank at which the Master Issuer Accounts are maintained from time to time pursuant to the relevant Master Issuer Transaction Documents;

         MASTER ISSUER ACCOUNTS means the Master Issuer Bank Accounts as defined in the Master Issuer Master Definitions and Construction Schedule;

         MASTER ISSUER BANK ACCOUNT AGREEMENT means the Master Issuer Bank Account Agreement as defined in the Master Issuer Master Definitions and Construction Schedule;

         MASTER ISSUER CASH MANAGEMENT AGREEMENT means the Master Issuer Cash Management Agreement as defined in the Master Issuer Master Definitions and Construction Schedule;

         MASTER ISSUER CLOSING DATE means any date on which Master Issuer issues Notes;

         MASTER ISSUER CORPORATE SERVICES AGREEMENT means the Master Issuer Corporate Services Agreement as defined in the Master Issuer Master Definitions and Construction Schedule;

         MASTER ISSUER CORPORATE SERVICES PROVIDER means the Master Issuer Corporate Services Provider as defined in the Master Issuer Master Definitions and Construction Schedule;

         MASTER ISSUER DEED OF CHARGE means the deed of charge entered into by such Funding 2 Issuer with the Funding 2 Security Trustee;

         MASTER ISSUER DEFINITIONS AND CONSTRUCTION SCHEDULE means the relevant master definitions schedule;

         MASTER ISSUER NOTE EVENT OF DEFAULT means the Master Issuer Note Event of Default as defined in the Master Issuer Master Definitions and Construction Schedule;

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

         MASTER ISSUER PAYING AGENT AND AGENT BANK AGREEMENT means the Master Issuer Paying Agent and Agent Bank Agreement as defined in the Master Issuer Master Definitions and Construction Schedule;

         MASTER ISSUER PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS means the Master Issuer Pre-Enforcement Revenue Priority of Payments as defined in the Master Issuer Master Definitions and Construction Schedule;

         MASTER ISSUER START-UP LOAN means a loan to be advanced by the Master Issuer Start-Up Loan Provider to the Master Issuer on a Closing Date following the Reorganisation Date pursuant to the Master Issuer Start-Up Loan Agreement dated such Closing Date;

         MASTER ISSUER START-UP LOAN AGREEMENT means each agreement to be entered into on a Closing Date following the Reorganisation Date between, among others, the Master Issuer and the Master Issuer Start-Up Loan Provider pursuant to which the Master Issuer Start-Up Loan Provider will advance a Master Issuer Start-Up Loan to the Master Issuer on such Closing Date;

         MASTER ISSUER START-UP LOAN PROVIDER means Bank of Scotland, in its capacity as provider of each Master Issuer Start-Up Loan to be advanced to the Master Issuer on a Closing Date following the Reorganisation Date pursuant to a Master Issuer Start-Up Loan Agreement;

         MASTER ISSUER SUBORDINATED LOAN means a loan to be advanced by the Master Issuer Subordinated Loan Provider to the Master Issuer pursuant to a Master Issuer Subordinated Loan Agreement;

         MASTER ISSUER SUBORDINATED LOAN AGREEMENT means an agreement to be entered into between, among others, the Master Issuer and the Master Issuer Subordinated Loan Provider on an Advance Date following the Reorganisation Date pursuant to which the Master Issuer Subordinated Loan Provider will advance a Master Issuer Subordinated Loan to the Master Issuer;

         MASTER ISSUER SUBORDINATED LOAN PROVIDER means Bank of Scotland, in its capacity as provider of a Master Issuer Subordinated Loan to be advanced to the Master Issuer on a Closing Date following the Reorganisation Date;

         MASTER ISSUER SWAP AGREEMENT means the Master Issuer Swap Agreement as defined in the Master Issuer Master Definitions and Construction Schedule;

         MASTER ISSUER SWAP PROVIDER means the Master Issuer Swap Provider as defined in the Master Issuer Master Definitions and Construction Schedule;

         MASTER ISSUER TRANSACTION ACCOUNT means the Master Issuer Transaction Account (sort code: 12-08-83 and account number: 06052794) as defined in the Master Issuer Master Definitions Schedule;

         MASTER ISSUER TRANSACTION DOCUMENTS means the Master Issuer Transaction Documents as defined in the Master Issuer Master Definitions and Construction Schedule;

         MASTER ISSUER TRUST DEED means the Master Issuer Trust Deed as defined in the Master Issuer Master Definitions and Construction Schedule;

         MCOB means the FSA Mortgages and Home Finance Conduct of Business Sourcebook;

         MHA DOCUMENTATION means an affidavit, declaration, consent or renunciation granted in terms of the Matrimonial Homes (Family Protection) (Scotland) Act 1981 or (as applicable) the Civil Partnership Act 2004 in connection with a Scottish Mortgage or the Property secured thereby;

         MIG POLICIES means the mortgage indemnity guarantee policies written by General Accident Fire and Life Assurance Corporation PLC, GE Capital Mortgage (UK) Limited, Royal & Sun Alliance Insurance plc and Halifax Mortgage Re Limited in favour of the Seller, or any other mortgage indemnity guarantee policy as may be effected from time to time to cover the Seller in respect of New Loans and their Related Security, such other mortgage indemnity guarantee policy to provide such level of cover as would be acceptable to a Reasonable, Prudent Mortgage Lender at the date of such other policy;

         MINIMUM SELLER SHARE means an amount included in the Current Seller Share which is calculated in accordance with clause 9.2 of the Mortgages Trust Deed and which, as at the 2007-1 Issuer Closing Date, was [POUND]2,297,203,394.39;

         MONTHLY CPR on any Normal Calculation Date means the total Principal Receipts received during the period of one month (or, if shorter, from and including the Initial Closing Date) ending on that Normal Calculation Date divided by the aggregate Outstanding Principal Balance of the Loans comprised in the Trust Property as at the immediately preceding Normal Calculation Date;

         MONTHLY PAYMENT means the amount which the relevant Mortgage Terms require a Borrower to pay on each Monthly Payment Date in respect of that Borrower's Loan;

         MONTHLY PAYMENT DATE means the date on which interest (and principal in relation to a repayment mortgage) is due to be paid by a Borrower on a Loan or, if any such day is not a business day, the next following business day;

         MOODY'S means Moody's Investors Service Limited and includes any successor to its rating business;

         MORTGAGE ACCOUNT means all Loans secured on the same Property and thereby forming a single mortgage account;

         MORTGAGE CONDITIONS or LOAN CONDITIONS means the terms and conditions applicable to a Loan as contained in the Seller's "Mortgage Conditions" booklet for England and Wales or Scotland applicable from time to time;

         MORTGAGE SALE AGREEMENT means the mortgage sale agreement dated the Initial Closing Date and made between the Seller, Funding 1, the Mortgages Trustee and the Funding 1 Security Trustee in relation to the sale of the Initial Portfolio and the sale of any New Portfolio to the Mortgages Trustee from time to time, as amended and restated on the Second Issuer Closing Date, the Third Issuer Closing Date, the Fourth Issuer Closing Date, the Fifth Issuer Closing Date, the Sixth Issuer Closing Date, the Seventh Issuer Closing Date, the Eighth Issuer Closing Date and the Ninth Issuer Closing Date and as further amended and restated on the Programme Date and on 21 November 2007 by the Seller, Funding 1, Funding 2, the Mortgages Trustee, the Funding 1 Security Trustee and the Funding 2 Security Trustee (as the same may be amended, restated, supplemented, replaced and/or novated from time to time);

         MORTGAGE TERMS means all the terms and conditions applicable to a Loan, including without limitation the applicable Mortgage Conditions and Offer Conditions;

         MORTGAGEE means the person for the time being entitled to exercise the rights of the mortgagee or heritable creditor (as applicable) under a Mortgage;

         MORTGAGES means first fixed charges by way of legal mortgage (in relation to English Loans) and first ranking standard securities (in relation to Scottish Loans) sold by the Seller to the Mortgages Trustee pursuant to the Mortgage Sale Agreement, which secure the repayment of the relevant Loans and MORTGAGE means any one of them;

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

         MORTGAGES TRUST means the trust of the Trust Property as to both capital and income, including the Initial Trust Property, held by the Mortgages Trustee on trust absolutely for Funding 1 (as to the Funding 1 Share), Funding 2 (as to the Funding 2 Share) and the Seller (as to the Seller Share) pursuant to the Mortgages Trust Deed;

         MORTGAGES TRUST AVAILABLE PRINCIPAL RECEIPTS means the Principal Receipts available to the Mortgages Trustee to distribute in accordance with Clause 11 of the Mortgages Trust Deed;

         MORTGAGES TRUST AVAILABLE REVENUE RECEIPTS means an amount equal to the aggregate of the following amounts, as calculated on each Calculation Date:

         (a)     Revenue Receipts on the Loans (but excluding Principal
                 Receipts); and

         (b) interest payable to the Mortgages Trustee on the Mortgages Trustee GIC Account; less

         (c)     Third Party Amounts,

         which amounts may be paid daily from monies on deposit in the Mortgages Trustee GIC Account;

         MORTGAGES TRUST DEED means the mortgages trust deed made between the Mortgages Trustee, Funding 1, the Seller and SFM Offshore Limited on 13 June 2002, as amended and restated on the Second Issuer Closing Date, the Third Issuer Closing Date, the Fourth Issuer Closing Date, the Fifth Issuer Closing Date, the Sixth Issuer Closing Date, the Seventh Issuer Closing Date, the Eighth Issuer Closing Date, the Ninth Issuer Closing Date and as further amended and restated on the Programme Date and on 21 November 2007 by the Mortgages Trustee, Funding 1, Funding 2, the Seller and SFM Offshore Limited (and as the same may be amended, restated and/or supplemented from time to time);

         MORTGAGES TRUST PRINCIPAL PRIORITY OF PAYMENTS means the order of priority in which the Cash Manager applies Principal Receipts on the Loans on each Distribution Date to each of Funding 1, Funding 2 and the Seller, depending on whether a Trigger Event has occurred, as set out in Clause 11 of the Mortgages Trust Deed;

         MORTGAGES TRUST PRIORITY OF PAYMENTS means, as applicable, the Mortgages Trust Revenue Priority of Payments or the Mortgages Trust Principal Priority of Payments;

         MORTGAGES TRUST REVENUE PRIORITY OF PAYMENTS means the order of priority in which the Cash Manager applies the Mortgages Trust Available Revenue Receipts on each Distribution Date, as set out in clause 10 of the Mortgages Trust Deed;

         MORTGAGES TRUSTEE means Permanent Mortgages Trustee Limited (registered number 83116), a private company with limited liability incorporated in Jersey, Channel Islands, whose registered office is at 47 Esplanade, St. Helier, Jersey JE1 0BD, Channel Islands;

         MORTGAGES TRUSTEE COLLECTION ACCOUNT AMOUNTS means all amounts from time to time standing to the credit of the Collection Account to the extent that such amounts represent payments into the Collection Account of sums derived or resulting from mortgage loans originated by the Seller under the Halifax brand which have been sold to the Mortgages Trustee pursuant to the Mortgage Sale Agreement;

         MORTGAGES TRUSTEE CORPORATE SERVICES AGREEMENT means the agreement dated the Initial Closing Date, as amended from time to time, and made between the Mortgages Trustee Corporate Services Provider, the Mortgages Trustee and the Security Trustee for the provision by the Mortgages Trustee Corporate Services Provider of certain corporate services and personnel to the Mortgages Trustee;

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         MORTGAGES TRUSTEE CORPORATE SERVICES FEE LETTER means the letter dated the date of the Mortgages Trustee Corporate Services Agreement between the Mortgages Trustee, the Mortgages Trustee Corporate Services Provider and the Security Trustee, setting out the amount of fees payable to the Mortgages Trustee Corporate Services Provider by the Mortgages Trustee;

         MORTGAGES TRUSTEE CORPORATE SERVICES PROVIDER means SFM Offshore Limited or such other person or persons for the time being acting as corporate services provider to the Mortgages Trustee under the Mortgages Trustee Corporate Services Agreement;

         MORTGAGES TRUSTEE GIC ACCOUNT means the account in the name of the Mortgages Trustee (sort code 12-24-55, account number 00998406) held at the Account Bank and maintained subject to the terms of the Mortgages Trustee Guaranteed Investment Contract and the Bank Account Agreement, or such additional or replacement bank account as may for the time being be in place with the prior consent of the Security Trustee and the Rating Agencies;

         MORTGAGES TRUSTEE GIC ACCOUNT AGREEMENT has the same meaning as MORTGAGES TRUSTEE GUARANTEED INVESTMENT CONTRACT;

         MORTGAGES TRUSTEE GIC ACCOUNT MANDATE means the bank account mandate between the Mortgages Trustee and the Account Bank relating to the operation of the Mortgages Trustee GIC Account;

         MORTGAGES TRUSTEE GIC BALANCE means, on any day during an Interest Period, the amount standing to the credit of the Mortgages Trustee GIC Account as at the opening of business on such day;

         MORTGAGES TRUSTEE GIC PROVIDER means initially The Governor and Company of the Bank of Scotland and from the Reorganisation Date, Bank of Scotland acting pursuant to the Mortgages Trustee Guaranteed Investment Contract and/or such other person for the time being acting as provider of a guaranteed investment contract to the Mortgages Trustee;

         MORTGAGES TRUSTEE GIC RATE means the rate of interest accruing on the balance standing to the credit of the Mortgages Trustee GIC Account equal to a rate of three month LIBOR less 0.25% per annum;

         MORTGAGES TRUSTEE GUARANTEED INVESTMENT CONTRACT or MORTGAGES TRUSTEE GIC ACCOUNT AGREEMENT means the guaranteed investment contract entered into on the Initial Closing Date between the Mortgages Trustee, the Mortgages Trustee GIC Provider, the Cash Manager and the Security Trustee in relation to interest to be earned on the Mortgages Trustee GIC Balance (as the same may be amended, restated, supplemented, replaced and/or novated from time to time);

         MORTGAGES TRUSTEE LEDGERS means the Principal Ledger, the Revenue Ledger, the Losses Ledger, and the Funding 1 Share/Funding 2 Share/Seller Share Ledger;

         MORTGAGES TRUSTEE TRACKER RATE means the rate of interest applicable to Tracker Rate Loans in the Portfolio (before applying any cap or minimum rate) incorporating a margin set, other than in limited circumstances, by the Servicer from time to time pursuant to clause
         4.1 of the Servicing Agreement;

         MORTGAGES TRUSTEE VARIABLE BASE RATE means the variable base rate applicable to Variable Rate Loans in the Portfolio as set, other than in limited circumstances, by the Servicer from time to time pursuant to clause 4.1 of the Servicing Agreement;

         NEW BULLET TERM ADVANCE means any term advance made under a New Intercompany Loan Agreement where the full amount of principal in respect of that term advance is scheduled for repayment on a single interest payment date (other than the final repayment date);

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         NEW DEED OF ACCESSION means, as the context requires, (a) with respect to any Funding 1 Issuer, any new deed of accession to the Funding 1 Deed of Charge and the Second Supplemental Funding 1 Deed of Charge entered into on any New Issuer Closing Date between Funding 1, each such Issuer, the Corporate Services Provider, the Account Bank, the Security Trustee, the Seller, each Start-up Loan Provider, the Cash Manager, the Funding 1 Swap Provider and the Funding 1 Liquidity Facility Provider as supplemented, amended and/or restated from time to time and (b) with respect to any Funding 2 Issuer, any new deed of accession to the Funding 2 Deed of Charge entered into on any Closing Date or New Issuer Closing Date (as applicable) between Funding 2, each such Issuer, the Corporate Services Provider, the Account Bank, the Funding 2 Security Trustee, the Seller, each Start-up Loan Provider, the Cash Manager and the Funding 2 Swap Provider, (in each case) as supplemented, amended and/or restated from time to time;

         NEW FUNDING BENEFICIARY means an entity that has acceded to the Mortgages Trust Deed as a Beneficiary of the Mortgages Trust.

         NEW FUNDING 1 SECURED CREDITOR means such other creditor of Funding 1 who accedes to the Funding 1 Deed of Charge and the Second Supplemental Funding 1 Deed of Charge from time to time including pursuant to an Accession Undertaking;

         NEW FUNDING 1 START-UP LOAN means a loan issued to Funding 1 under a New Start-up Loan Agreement;

         NEW FUNDING 1 SWAP means a new swap under the existing Funding 1 Swap Agreement;

         NEW FUNDING 2 SECURED CREDITOR means such other creditor of Funding 2 who accedes to the Funding 2 Deed of Charge from time to time including pursuant to an Accession Undertaking;

         NEW FUNDING 2 START-UP LOAN means a loan issued to Funding 2 under a New Start-up Loan Agreement;

         NEW FUNDING 2 SWAP means a new swap under the existing Funding 2 Swap Agreement;

         NEW INTERCOMPANY LOAN means a Loan under a New Intercompany Loan Agreement;

         NEW INTERCOMPANY LOAN AGREEMENT means a new intercompany loan agreement entered into between Funding 1 or Funding 2 and a New Issuer in relation to a New Intercompany Loan;

         NEW INTERCOMPANY LOAN CONFIRMATION means a new Intercompany Loan Confirmation confirming the principal terms of a New Intercompany Loan Agreement;

         NEW ISSUER means a new wholly-owned subsidiary of Holdings, which may be established to issue New Notes and to make a New Intercompany Loan to, as the context requires, Funding 1 or Funding 2;

         NEW ISSUER CLOSING DATE means the date of any new issue of New Notes by a New Issuer;

         NEW ISSUER LIQUIDITY FACILITY PROVIDER means a new liquidity facility provider to Funding 1 and/or, as the context may require, to a New Issuer;

         NEW ISSUER SECURED CREDITORS means the secured creditors of any New Issuer;

         NEW ISSUER SECURITY means security created by any New Issuer;

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         NEW ISSUER SWAP PROVIDER means any entity who enters into a hedging arrangement with a New Issuer;

         NEW ISSUER TRANSACTION DOCUMENT means any document or agreement to which any New Issuer is a party (together the NEW ISSUER TRANSACTION DOCUMENTS);

         NEW LOANS means Loans, other than the Initial Loans, which the Seller may sell or has sold, to the Mortgages Trustee after the Initial Closing Date pursuant to the Mortgage Sale Agreement;

         NEW LOAN TRANCHE means any loan tranche entered into between a Funding 2 Issuer and Funding 2 pursuant to a New Intercompany Loan Agreement;

         NEW LOAN TYPE means, on any date, a type of Loan:

         (a) which has one or more features (including, without limitation, relating to the applicable lending criteria used to originate such type of Loan, the purpose of such type of Loan, the manner of calculating interest or fixing the interest rate in relation to such type of Loan and/or the terms for repayment of principal in relation to such type of Loan) which mean that such type of Loan is generally regarded as a distinct category of mortgage loan within the UK mortgage industry and/or by one of more of the Rating Agencies; and

         (b) where no such type of Loan is at that date, or has previously been, comprised in the Mortgages Trust,

         (and such types include Flexible Loans, Home Owner Loans, Deedstore Loans, capped rate loans, buy-to-let loans, right-to-buy loans, limited recourse loans, equity release loans and drawdown loans as at the Initial Closing Date);

         NEW NOTES means the notes issued and/or to be issued by the New Issuers to investors;

         NEW PORTFOLIO means the portfolio of Loans and their Related Security (other than any Loan and its Related Security which has been redeemed in full on or before the Sale Date), particulars of which are set out in the relevant New Portfolio Notice or in a document stored upon electronic media (including, but not limited to, a CD-ROM), and all right, title, interest and benefit of the Seller in and to:

         (a) all payments of principal and interest (including, for the avoidance of doubt, all Accrued Interest, Arrears of Interest, Capitalised Expenses and Capitalised Arrears) and other sums due or to become due in respect of such Loans and their Related Security including, without limitation, the right to demand, sue for, recover and give receipts for all principal monies, interest and costs and the right to sue on all covenants and any undertakings made or expressed to be made in favour of the Seller (or to which the Seller is entitled) under the applicable Mortgage Terms;

         (b) subject where applicable to the subsisting rights of redemption of Borrowers, all Deeds of Consent, Deeds of Postponement, MHA Documentation and all third party guarantees and any other collateral security for the repayment of the relevant New Loans secured by the relevant New Mortgages;

         (c) the right to exercise all the powers of the Seller in relation thereto;

         (d) all the estate and interest in the relevant Properties vested in the Seller or heritable interest in respect of which the Seller is the uninfeft proprietor;

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

         (e) each relevant Certificate of Title and Valuation Report and any right of action of the Seller against any solicitor, licensed conveyancer, qualified conveyancer, valuer, registrar or registry or other person in connection with any report, valuation, opinion, certificate or other statement of fact or opinion given or received in connection with all or part of any Loan and its Related Security or affecting the decision of the Seller to make or offer to make all or part of the relevant Loan;

         (f) all right, title and interest of the Seller (including, without limitation, the proceeds of all claims) to which the Seller is entitled under the Buildings Policies and the Properties in Possession Cover;

         (g) the MIG Policies, so far as they relate to the New Loans comprised in the relevant portfolio of Loans and their Related Security, including the right to receive the proceeds of any claims; and

         (h) all proceeds from the enforcement of such Loans and their Related Security;

         NEW PORTFOLIO NOTICE means a notice substantially in the form set out in Schedule 12 to the Mortgage Sale Agreement served in accordance with the terms of the Mortgage Sale Agreement;

         NEW RELATED SECURITY means the Related Security for the New Loans (including any Mortgages) sold to the Mortgages Trustee by the Seller;

         NEW SCHEDULED AMORTISATION TERM ADVANCE means any Term Advance made under a New Intercompany Loan Agreement which is referred to as a Scheduled Amortisation Term Advance in the offering document or prospectus relating to any relevant New Issuer;

         NEW START-UP LOAN AGREEMENT means a loan agreement under which the Start-up Loan Provider or a New Start-up Loan Provider shall provide Funding 1 or Funding 2 with a New Start-up Loan for the purposes of meeting the costs of the issue of New Notes and/or further funding the Reserve Fund, if required;

         NEW START-UP LOAN PROVIDER means, as the context requires, (a) an entity who shall supply a New Start-up Loan to Funding 1 or (b) an entity who shall supply a New Start-Up Loan to Funding 2;

         NEW TERM ADVANCE means an advance of funds by a New Issuer to Funding 1 under the terms of a New Intercompany Loan Agreement, which advance is funded by a corresponding class of New Notes;

         NEW YORK BUSINESS DAY means a day (other than a Saturday or a Sunday) on which banks are generally open for business (including dealings in foreign currency) in the city of New York;

         NINTH ISSUER means Permanent Financing (No. 9) PLC (registered number 5711074), a public limited company incorporated under the laws of England and Wales, whose registered office is at 35 Great St. Helen's, London EC3A 6AP;

         NINTH ISSUER CLOSING DATE means 22 March 2006;

         NINTH ISSUER INTERCOMPANY LOAN AGREEMENT means the Ninth Issuer Intercompany Loan Confirmation and the Intercompany Loan Terms and Conditions together entered into on the Ninth Issuer Closing Date by the Ninth Issuer, Funding 1 and the Security Trustee (as the same may be amended, restated, supplemented, replaced and/or novated from time to time);

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

         NINTH ISSUER SECURITY means the security created by the Ninth Issuer pursuant to the Ninth Issuer Deed of Charge in favour of the Ninth Issuer Secured Creditors;

         NINTH START-UP LOAN means the start-up loan that the Ninth Start-up Loan Provider made available to Funding 1 pursuant to the Ninth Start-up Loan Agreement;

         NINTH START-UP LOAN AGREEMENT means the agreement entered into on the Ninth Issuer Closing Date between Funding 1, the Ninth Start-up Loan Provider and the Security Trustee relating to the provision of the Ninth Start-up Loan to Funding 1 (as the same may be amended, restated, supplemented, replaced and/or novated from time to time);

         NINTH START-UP LOAN PROVIDER means initially Halifax and as of the Reorganisation Date, Bank of Scotland in its capacity as provider of the Ninth Start-up Loan;

         NON-ASSET TRIGGER EVENT means the occurrence of any of the following events on a Calculation Date:

         (a) an Insolvency Event occurs in relation to the Seller on or about that Calculation Date;

         (b) the role of the Seller as Servicer under the Servicing Agreement is terminated and a new Servicer is not appointed within 30 days of such termination;

         (c) as at the Calculation Date immediately preceding the relevant Calculation Date the Current Seller Share is equal to or less than the Minimum Seller Share; or

         (d) on any Calculation Date, the aggregate outstanding principal balance of Loans comprising the Trust Property is less than the required loan balance amount specified in the most recent prospectus supplement or is less than the amount as may be required to be maintained as a result of any new Funding 1 Issuers providing new Term Advances to Funding 1 and/or the Master Issuer advancing new Loan Tranches to Funding 2 which Funding 1 and/or Funding 2, as the case may be uses to pay to the Seller and/or Funding 1 or Funding 2, as the case may be, for an increase in its share of the Trust Property and/or to pay the Seller for the sale of new Loans for the Mortgages Trustee;

         NORMAL CALCULATION DATE means the first day (or, if not a London Business Day, the next succeeding London Business Day) of each month;

         NOTE ACCELERATION NOTICE means a First Issuer Note Acceleration Notice, a Second Issuer Note Acceleration Notice, a Third Issuer Note Acceleration Notice, a Fourth Issuer Note Acceleration Notice, a Fifth Issuer Note Acceleration Notice, a Sixth Issuer Note Acceleration Notice, a Seventh Issuer Note Acceleration Notice, an Eighth Issuer Note Acceleration Notice, a Ninth Issuer Note Acceleration Notice, a Master Intercompany Loan Acceleration Notice or such other acceleration notice served in relation to the Notes pursuant to the relevant terms and conditions thereof;

         NOTE DETERMINATION DATE means, as the context requires, two Business Days prior to (a) each Funding 1 Interest Payment Date or (b) each Funding 2 Interest Payment Date, as applicable;

         NOTE EVENT OF DEFAULT means the occurrence of an event of default by the relevant Issuer as specified in the relevant Conditions of the Notes (including a First Issuer Note Event of Default, a Second Issuer Note Event of Default, a Third Issuer Note Event of Default, a Fourth Issuer Note Event of Default, a Fifth Issuer Note Event of Default, a Sixth Issuer Note Event of Default, a Seventh Issuer Note Event of Default, an Eighth Issuer Note Event of Default, a Ninth Issuer Note Event of Default or a Master Issuer Note Event of Default);

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         NOTE TRUSTEE means The Bank of New York, acting through its office at
         48th Floor, One Canada Square, London E14 5AL or such other persons or companies as may from time to time be appointed as Note Trustee (or co-trustee) pursuant to, as the context requires, (a) the First Issuer Trust Deed and/or the Second Issuer Trust Deed and/or the Third Issuer Trust Deed and/or the Fourth Issuer Trust Deed and/or the Fifth Issuer Trust Deed and/or the Sixth Issuer Trust Deed and/or the Seventh Issuer Trust Deed and/or the Eighth Issuer Trust Deed and/or the Ninth Issuer Trust Deed and/or (b) any Master Issuer Trust Deed;

         NOTES means, as the context requires, (a) the Funding 1 Issuer Notes and/or (b) the notes issued by the Master Issuer pursuant to Condition 15 of the terms and conditions set out in the Master Issuer Trust Deed;

         NOTICE OF EXTENSION has the meaning given in Clause 2.3(c) of the Funding 1 Liquidity Facility Agreement;

         NOVATION CERTIFICATE means a certificate, to effect a novation of the Funding 1 Liquidity Facility under the Funding 1 Liquidity Facility Agreement, substantially in the form set out in Schedule 4 to the Funding 1 Liquidity Facility Agreement;

         OFFER CONDITIONS means the terms and conditions applicable to a specified Loan as set out in the relevant offer letter to the Borrower;

         ORIGINAL BULLET TERM ADVANCE means, as the context requires, (a) in respect of Funding 1, a Term Advance which at any time has been a Bullet Term Advance (even if such Term Advance has subsequently become a Pass-Through Term Advance) or (b) in respect of Funding 2, a Rated Loan Tranche which at any time has been a Bullet Loan Tranche (even if such Loan Tranche has subsequently become a Pass-Through Loan Tranche);

         ORIGINAL MORTGAGE SALE AGREEMENT means the Mortgage Sale Agreement dated the Initial Closing Date and made between the Seller, Funding 1, the Mortgages Trustee and the Funding 1 Security Trustee;

         ORIGINAL PASS-THROUGH TERM ADVANCE means, as the context requires, (a) in respect of Funding 1, a Term Advance which, at the time it was advanced, was a Pass-Through Term Advance or (b) in respect of Funding 2, a Rated Loan Tranche which, at the time it was advanced, was a Pass-Through Loan Tranche;

         ORIGINAL SCHEDULED AMORTISATION INSTALMENT means, as the context requires, (a) that part of a Term Advance which at any time has been a Scheduled Amortisation Instalment (even if such Term Advance has subsequently become a Pass-Through Term Advance) or (b) that part of a Rated Loan Tranche which at any time has been a Scheduled Amortisation Instalment (even if such Rated Loan Tranche has subsequently become a Pass-Through Loan Tranche);

         ORIGINAL SCHEDULED AMORTISATION TERM ADVANCE means, as the context requires, (a) a Term Advance which at any time has been a Scheduled Amortisation Term Advance (even if such Term Advance has subsequently become a Pass-Through Term Advance) or (b) a Loan Tranche which at any time has been a Scheduled Amortisation Loan Tranche (even if such Loan Tranche has subsequently become a Pass-Through Loan Tranche);

         OUTSTANDING PRINCIPAL BALANCE:

         (a) in relation to a Loan at any date (the DETERMINATION DATE), means the aggregate principal balance of the Loan at such date (but avoiding double counting) including:

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                 (i)     the Initial Advance;

                 (ii)    Capitalised Expenses;

                 (iii)   Capitalised Arrears; and

                 (iv) an increase in the principal amount due under that Loan due to the Borrower making Flexible Loan Drawings, Home Cash Reserve Drawings and/or taking Payment Holidays or making Underpayments, in each case relating to such Loan less any prepayment, repayment or payment of the foregoing made on or prior to the determination date;

         (b) in relation to an Intercompany Loan at any date, means the unpaid principal balance of that Intercompany Loan at that date (including any capitalised arrears) or, as the context so requires, (a) of a Term Advance made under that Intercompany Loan or (b) of a Loan Tranche made under that Intercompany Loan; and

         (c) in relation to any Notes at any date, means the unpaid principal balance of those Notes, or, as the context so requires, any series and/or class of such Notes as at that date;

         OVERPAYMENT means a payment by a Borrower in an amount greater than the Monthly Payment then due on the Loan;

         PASS-THROUGH LOAN TRANCHE means, in relation to Funding 2, a Rated Loan Tranche which has no specified repayment dates other than the Final Repayment Date. If an event specified for a Bullet Loan Tranche, a Scheduled Repayment Loan Tranche or a Controlled Amortisation Loan Tranches in the applicable Loan Tranche Supplement occurs or if a Step-Up Date (if any) in relation to such Loan Tranche occurs or if a Pass-Through Trigger Event occurs, then that Loan Tranche will be deemed to be a Pass-Through Loan Tranche;

         PASS-THROUGH REPAYMENT RESTRICTIONS means, at any time on a Funding 1 Interest Payment Date or, if the context requires, on a Funding 2 Interest Payment Date, no amount may be applied in repayment of any Original Pass-Through Term Advance or Pass-Through Loan Tranche, respectively, unless:

         (a) the sum of the Cash Accumulation Ledger Amount and the amount of Funding 1 Available Principal Receipts or Funding 2 Available Principal Receipts, as applicable, after the application of items (a), (b) and (c) and before item (d) of the Funding 1 Pre-Enforcement Principal Priority of Payments or the Funding 2 Pre-Enforcement Principal Priority of Payment, as applicable, is greater than or equal to:

         (b) the sum of the Cash Accumulation Liability and the aggregate amount of all Original Pass-Through Term Advances or Original Pass-Through Loan Tranches, as applicable, which are due and payable as at that time;

         PASS-THROUGH TERM ADVANCE means, as the context requires, (a) a Term Advance which has no Scheduled Repayment Date(s) other than a Final Repayment Date or, if a Trigger Event occurs or, the relevant Issuer Security and/or Funding 1 Security is enforced, the Bullet Term Advance or the Scheduled Amortisation Term Advance will be deemed to be a Pass-Through Term Advance or (b) a Loan Tranche which has no Scheduled Repayment Date(s) other than a Final Repayment Date or, if a Trigger Event occurs or, the Master Issuer Security and/or Funding 2 Security is enforced, the

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         Bullet Loan Tranche or the Scheduled Amortisation Loan Tranche will be deemed to be a Pass-Through Loan Tranche;

         PAYABLE PASS-THROUGH TERM ADVANCES in relation to the Intercompany Loan has the meaning given in Part 2 of Schedule 3 to the Funding 1 Deed of Charge;

         PASS-THROUGH TRIGGER EVENT means any of the following events: (a) a Trigger Event, (b) the service of a Note Acceleration Notice by the Note Trustee on the Master Issuer; or (c) the service of a Master Intercompany Loan Enforcement Notice by the Funding 2 Security Trustee on the Master Issuer;

         PAYMENT HOLIDAY means the period of time that a Borrower under a Loan refrains from making payments of interest and principal on his Loan as expressly permitted by the terms of the Borrower's Loan;

         PECOH means Permanent PECOH Limited (registered number 4267666), a limited company incorporated under the laws of England and Wales, whose registered office is at 35 Great St. Helen's, London EC3A 6AP;

         PECOH CORPORATE SERVICES AGREEMENT means, in respect of PECOH Holdings and PECOH, the agreement dated the Eighth Issuer Closing Date and made between the PECOH Corporate Services Provider, the Share Trustee, PECOH Holdings, PECOH, Halifax and the Security Trustee for the provision by the PECOH Corporate Services Provider of certain corporate services and personnel for PECOH Holdings and PECOH (as the same may be amended, restated, supplemented, replaced and/or novated from time to time);

         PECOH CORPORATE SERVICES PROVIDER means Structured Finance Management Limited or such other person or persons for the time being acting as corporate services provider to PECOH and PECOH Holdings under the PECOH Corporate Services Agreement;

         PECOH HOLDINGS means Permanent PECOH Holdings Limited (registered number 5468381), a limited company incorporated under the laws of England and Wales, whose registered office is at 35 Great St. Helen's London EC3A 6AP;

         PERFECTION means the perfection of certain matters relating to the sale and purchase of the Portfolio as contemplated in, pursuant to and in accordance with Clause 6 of the Mortgage Sale Agreement;

         PERSONAL DATA means any information of whatever nature satisfying the definition of 'personal data' in the Act that, by whatever means, is provided to the Data Processor by the Data Controller, is accessed by the Data Processor on the authority of the Data Controller or is otherwise received by the Data Processor on the Data Controller's behalf, for the purposes of the Processing specified in clause 3.1(a) of the Data Processor Agreement;

         PORTFOLIO means the Initial Portfolio and any New Portfolio;

         POTENTIAL INTERCOMPANY LOAN EVENT OF DEFAULT means the occurrence of any event which with the giving of notice, any relevant certificate, the lapse of time or fulfilment of any other condition (or any combination of the foregoing) would become an Intercompany Loan Event of Default;

         POTENTIAL MASTER INTERCOMPANY LOAN EVENT OF DEFAULT means the occurrence of any event which with the giving of notice, any relevant certificate, the lapse of time or fulfilment of any other condition (or any combination of the foregoing) would become a Master Intercompany Loan Event of Default;

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         POTENTIAL NOTE EVENT OF DEFAULT means the occurrence of any event which with the giving of notice, any relevant certificate, the lapse of time or fulfilment of any other conditions, (or any combination of the foregoing) would become a Note Event of Default;

         PRE-ENFORCEMENT PRINCIPAL PRIORITY OF PAYMENTS means the Funding 1 Pre-Enforcement Principal Priority of Payments or the Funding 2 Pre-Enforcement Principal Priority of Payments, as applicable;

         PRINCIPAL DEFICIENCY means any losses arising in relation to a Loan in the Portfolio which causes a shortfall in the amount available to pay principal on the Term Advances or Loan Tranches, as applicable;

         PRINCIPAL DEFICIENCY LEDGER means, as the context requires, (a) the Funding 1 Principal Deficiency Ledger in respect of Funding 1 or (b) the Funding 2 Principal Deficiency Ledger in respect of Funding 2, as applicable;

         PRINCIPAL DEFICIENCY SUB-LEDGER means, as the context requires, (a) the Funding 1 Principal Deficiency Sub-Ledger in respect of Funding 1 or (b) the Funding 2 Principal Deficiency Sub-Ledger in respect of Funding 2, as applicable;

         PRINCIPAL ISSUERS has the meaning given in Clause 5.4 of the Funding 1 Deed of Charge;

         PRINCIPAL LEDGER means, as the context requires either (a) the Funding 1 Principal Ledger or (b) the Funding 2 Principal Ledger;

         PRINCIPAL PAYMENT RATE or PPR means the average monthly rolling principal payment rate on the Loans for the 12 months immediately preceding the relevant Distribution Date calculated on each such date by:

         (a) dividing (i) the aggregate Principal Receipts received in relation to the Loans during the immediately preceding month on such calculation date by (ii) the aggregate Outstanding Principal Balance of the Loans on the previous calculation date;

         (b) aggregating the result of the calculation in (a) above with the results of the equivalent calculation made on each of the eleven most recent calculation dates during the relevant 12 month period; and

         (c)     dividing the result of the calculation in (b) above by 12;

         PRINCIPAL RECEIPTS means any payment in respect of principal received in respect of any Loan (including payments pursuant to any Insurance Policies), whether as all or part of a Monthly Payment in respect of such Loan, on redemption (including partial redemption) of such Loan, on enforcement of such Loan (including the proceeds of sale of the relevant Property) or on the disposal of such Loan plus on any Monthly Payment Date an amount equal to the amount (if any) by which arrears in respect of the Loans comprised in the Portfolio on the relevant Closing Date exceeds such arrears on such Monthly Payment Date (without double counting but including principal received or treated as received after completion of the enforcement procedures);

         PRINCIPAL TERM ADVANCES has the meaning given in Clause 5.4 of the Funding 1 Deed of Charge;

         PRINCIPAL LOAN TRANCHES has the meaning given in Clause 5.4 of the Funding 2 Deed of Charge;

         PROCESSING has the meaning given in the Act;

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         PRODUCT SWITCH means a variation to the financial terms or conditions included in the Mortgage Terms applicable to a Loan other than:

         (a) any variation agreed with a Borrower to control or manage arrears on a Loan;

         (b) any variation to the interest rate as a result of Borrowers being linked to HVR2;

         (c) any variation in the maturity date of a Loan unless, while, as the context requires, (a) any Funding 1 Intercompany Loan is outstanding, it is extended beyond June 2040 and/or (b) while any Loan Tranche is outstanding, it is extended beyond June 2040;

         (d)     any variation imposed by statute;

         (e) any variation of the rate of interest payable in respect of the Loan where that rate is offered to the Borrowers of more than 10% of the Outstanding Principal Balance of Loans in the Trust Property in any Interest Period; or

         (f) any variation in the frequency with which the interest payable in respect of the Loan is charged;

         PROGRAMME means the Master Issuer mortgage backed note programme dated the Programme Date;

         PROGRAMME DATE means 17 October 2006;

         PROPERTIES IN POSSESSION COVER means in relation to policies issued before 1 January 2004, the properties in possession cover written by Royal & Sun Alliance Insurance plc and in relation to policies or renewals issued on or after 1 January 2004, the properties in possession cover written by St Andrew's Insurance, in favour of the Seller and any endorsements or extensions thereto as issued from time to time, or any such similar alternative or replacement policy or policies as may in future be issued in favour of the Seller;

         PROPERTY means a freehold, heritable or leasehold property (or in Scotland a property held under a long lease) which is subject to a Mortgage;

         PROVISIONAL PORTFOLIO means the portfolio of Loans and their Related Security, particulars of which are set out in Part 1 of the Exhibit to the Original Mortgage Sale Agreement or in a document stored upon electronic media (including, but not limited to, a CD-ROM), and all right, title, interest and benefit of the Seller in and to:

         (a) all payments of principal and interest (including, for the avoidance of doubt, all Accrued Interest, Arrears of Interest, Capitalised Expenses and Capitalised Arrears) and other sums due or to become due in respect of such Loans and their Related Security including, without limitation, the right to demand, sue for, recover and give receipts for all principal monies, interest and costs and the right to sue on all covenants and any undertakings made or expressed to be made in favour of the Seller under the applicable Mortgage Terms;

         (b) subject where applicable to the subsisting rights of redemption of Borrowers, all Deeds of Consent, Deeds of Postponement, MHA Documentation and all third party guarantees and any other collateral security for the repayment of the relevant Loans secured by the relevant Mortgages;

         (c) the right to exercise all the powers of the Seller in relation thereto;

         (d) all the estate and interest in the relevant Properties vested in the Seller;

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         (e)     each relevant Certificate of Title and Valuation Report and any right of action of the Seller against any solicitor, licensed conveyancer, qualified conveyancer, valuer, registrar or registry or other person in connection with any report, valuation, opinion, certificate or other statement of fact or opinion given or received in connection with all or part of any Loan and its Related Security or affecting the decision of the Seller to make or offer to make all or part of the relevant Loan;

         (f) all rights, title and interests of the Seller (including, without limitation, the proceeds of all claims) to which the Seller is entitled under the Buildings Policies and the Properties in Possession Cover;

         (g) the MIG Policies, so far as they relate to the Loans comprised in the relevant portfolio of Loans and their Related Security, including the right to receive the proceeds of any claims; and

         (h) all proceeds from the enforcement of such Loans and their Related Security;

         PURCHASE PRICE means (a) in respect of the Initial Portfolio, the amount payable therefor by the Mortgages Trustee pursuant to Clause
         3.3 (Purchase Price) of the Mortgage Sale Agreement; and (b) in respect of each New Mortgage Portfolio, the amount payable therefor by the Mortgages Trustee pursuant to Clause 4.4 (Purchase Price) of the Mortgage Sale Agreement;

         QUALIFYING LENDER means a lender which is (on a date that any payment of interest to it under the Funding 1 Liquidity Documents falls due):

         (a) in respect of an advance made under a Funding 1 Liquidity Document by a person that was a bank (as defined in section 991 of the Income Tax Act 2007 for the purpose of section 879 of the Income Tax Act 2007) at the time that such advance was made, such bank or a person, which in either case is within the charge to United Kingdom corporation tax as regards any payments of interest received by it under the Funding 1 Liquidity Documents and which is the beneficial owner of that interest at the time the interest is paid; or

         (b)     (i)     a company resident in the United Kingdom for United
                         Kingdom Tax purposes; or

                 (ii)    a partnership each member of which is:

                         (A) a company resident in the United Kingdom for United Kingdom Tax purposes; or

                         (B) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 11(2)
                              ICTA) the whole of any share of interest payable under a Funding 1 Liquidity Document that falls to it by reason by sections 114 and 115 ICTA;

                 (iii) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 11(2) ICTA) payments of interest made to it under a Funding 1 Liquidity Document, which, in each case, is beneficially entitled to the relevant payment of interest made to it under the Funding 1 Liquidity Documents at the time the interest is paid; or

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

         (c)     a Treaty Lender; or

         (d) a building society authorised under the Building Societies Act 1986 and entitled to receive interest without deduction or withholding on account of United Kingdom Tax to which the Income Tax (Building Societies) (Dividends and Interest) Regulations 1990 (or other regulations made under section 477A(1) of ICTA) apply;

         QUARTERLY CPR on any date means the average of the three most recent CPRs;

         RATED LOAN TRANCHE means a Loan Tranche that corresponds to a Series and Class of Notes;

         RATED LOAN TRANCHE REPAYMENT REQUIREMENT means the Repayment Requirement pursuant to which on a Calculation Date, the amount, if any, by which the aggregate of all amounts that will be payable by Funding 2 on the next Funding 2 Interest Payment Date as described in paragraphs 2.1 (d) to (f) (inclusive) of Part 2 of Schedule 3 to the Funding 2 Deed of Charge (in each case) on the basis:

         (a) that there would be no deferral in relation to Loan Tranches pursuant to Rule (1) set out in paragraph 2.2(a) of Part 2 of
                 Schedule 3;

         (b) that where Rule (2) or Rule (3) as set out in paragraph 2.2(a) of Part 2 of Schedule 3 applies to an Intercompany Loan, the amount so payable by Funding 2 in respect of Loan Tranches (other than Bullet Loan Tranches and Scheduled Amortisation Instalments) under that Intercompany Loan shall be treated as the lesser of (i) the amount due and payable in respect of those Loan Tranches, and (ii) the product of (A) the Funding 2 Share Percentage, as at the start of the most recently ended Calculation Period (provided that if, during the most recently ended Calculation Period, Loans and their Related Security are sold to the Mortgages Trustee or Funding 2 has acquired part of the Seller Share of the Trust Property from the Seller, then the Funding 2 Share Percentage will be calculated for purposes of this paragraph as the weighted average of Funding 2 Share Percentages as of the first day of such Calculation Period and as of the date immediately after such sale or acquisition), (B) the aggregate amount of Principal Receipts received by the Mortgages Trustee during the most recently ended Calculation Period (C) the Outstanding Principal Balance of Intercompany Loan A (in the case of Rule (2)) or Intercompany Loan B (in the case of Rule (3)), or the Series A Rated Loan Tranches, divided by the aggregate Outstanding Principal Balance of all Intercompany Loans (excluding Subordinated Loan Tranches and Start-up Loan Tranches), each as of the most recent Funding 2 Interest Payment Date, as applicable;

         (c) that Loan Tranches will be treated as due and payable if they are already due and payable, or would become due and payable on or before the next Funding 2 Interest Payment Date, as applicable, if all Principal Receipts were paid to Funding 2 on that Calculation Date; and

         (d) excluding amounts due and payable in respect of or Bullet Loan Tranches and Scheduled Amortisation Instalments,

         exceeds the sum of:

         (i) the amounts standing to the credit of the Funding 2 Principal Ledger as at the last Funding 2 Interest Payment Date (which amount was not distributed on that Funding 2 Interest Payment Date to the Master Issuer); and

         (ii) the sum of each Repayment Requirement amount paid to or Funding 2, as applicable, on a previous Distribution Date during the relevant interest period;

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         RATING AGENCIES means Standard & Poor's, Moody's and Fitch;

         REASONABLE, PRUDENT MORTGAGE LENDER means a reasonably prudent prime residential mortgage lender lending to borrowers in England, Wales and Scotland who generally satisfy the lending criteria of traditional sources of residential mortgage capital;

         RECEIVER means any person or persons appointed (and any additional person or persons appointed or substituted) as an administrative receiver, receiver, manager, or receiver and manager of, as the context requires, (a) the Funding 1 Charged Property by the Funding 1 Security Trustee pursuant to Clause 13.1 of the Funding 1 Deed of Charge or (b) the Funding 2 Charged Property by the Funding 2 Security Trustee pursuant to Clause 13.1 of the Funding 2 Deed of Charge;

         REDEMPTION FEE means the standard redemption fee charged to the Borrower by the Seller where the Borrower makes a repayment of the full outstanding principal of a Loan;

         REFERENCE BANKS means the principal London office of each of ABN AMRO Bank N.V., Barclays Bank PLC, Citibank, N.A. and the Royal Bank of Scotland plc and/or such other bank as may be appointed agent bank from time to time pursuant to the Ninth Issuer Paying Agent and Agent Bank Agreement or, as the context may require, the Eighth Issuer Paying Agent and Agent Bank, the Seventh Issuer Paying Agent and Agent Bank Agreement, the Sixth Issuer Paying Agent and Agent Bank Agreement, the Fifth Issuer Paying Agent and Agent Bank Agreement, the Fourth Issuer Paying Agent and Agent Bank Agreement, the Third Issuer Paying Agent and Agent Bank Agreement, the Second Issuer Paying Agent and Agent Bank Agreement or First Issuer Paying Agent and Agent Bank Agreement, or as the context may require, any Master Issuer Paying Agent and Agent Bank Agreement;

         REG S PROSPECTUS means the Base Prospectus (including any supplementary prospectus) when read with the applicable Final Terms (which shall include any applicable Preliminary Final Terms) and, in the case of the 2006-1 Issue only, the Preliminary Base Prospectus;

         REGISTERED TRANSFER means a deed of transfer of a Mortgage or Mortgages over Registered Land substantially in the form set out in
         Schedule 2 to the Mortgage Sale Agreement with such modifications as may be required from time to time;

         RELATED SECURITY means, in relation to a Loan, the security for the repayment of that Loan including the relevant Mortgage and all other matters applicable thereto acquired as part of the Portfolio sold to the Mortgages Trustee pursuant to Clause 2.1 or Clause 4.1 of the Mortgage Sale Agreement including (without limitation):

         (a) the benefit of all affidavits, consents, renunciations, guarantees, indemnities, waivers and postponements (including, without limitation, Deeds of Consent, Deeds of Postponement and MHA Documentation) from occupiers and other persons having an interest in or rights in connection with the relevant Property;

         (b) each right of action of the Seller against any person (including, without limitation, any solicitor, licensed conveyancer, qualified conveyancer, valuer, registrar or registry or other person) in connection with any report, valuation, opinion, certificate or other statement of fact or opinion (including, without limitation, each Certificate of Title and Valuation Report) given or received in connection with all or part of any Loan and its Related Security or affecting the decision of the Seller to make or offer to make all or part of the relevant Loan; and

         (c) the benefit of (including, without limitation, the rights as the insured person under and as notations of interest on, and returns of premium and proceeds of claims under) insurance and

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

                 assurance policies (including, the Buildings Policies and MIG Policies) deposited, charged, obtained, or held in connection with the relevant Loan, Mortgage and/or Property and Loan Files;

         RELEVANT ACCUMULATION AMOUNT means the amount of funds to be accumulated over a Cash Accumulation Period in order to repay a Bullet Term Advance or a Scheduled Amortisation Instalment on its Scheduled Repayment Date or, as the context may require, a Bullet Loan Tranche on its Scheduled Repayment Date;

         RELEVANT EVENT means, in relation to the Funding 1 Liquidity Facility
         Provider:

         (a) the downgrade on any day of the Funding 1 Liquidity Facility Provider's short-term, unsecured, unguaranteed and unsubordinated debt obligations to below the Requisite Ratings; or

         (b) the refusal by the Funding 1 Liquidity Facility Provider, to grant an extension of the Funding 1 Liquidity Facility Commitment Period, in accordance with clause 2.3 of the Funding 1 Liquidity Facility Agreement;

         RELEVANT LOANS has the meaning given to it is Clause 4.2(h) of the Mortgage Sale Agreement;

         RELEVANT MARGIN means, in respect of a Loan Tranche, the Relevant Margin for such Loan Tranche specified as such in the applicable Loan Tranche Supplement;

         RELEVANT SCREEN RATE in relation to each Intercompany Loan means (a) in respect of the first Interest Period, the Initial Relevant Screen Rate specified in the relevant Intercompany Loan Confirmation; and (b) in respect of subsequent Interest Periods, means the arithmetic mean of offered quotations for three-month Sterling deposits in the London inter-bank market displayed on the Dow-Jones/Telerate Monitor at Telerate Page No. 3750; in each case, displayed on the above mentioned page of the Dow-Jones/Telerate Monitor (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by Funding 1 or Funding 2, as applicable, with the approval of the Funding 1 Security Trustee or the Funding 2 Security Trustee, respectively, (rounded upwards, if necessary, to five decimal places);

         RELEVANT SHARE CALCULATION DATE means the Calculation Date at the start of the most recently completed Calculation Period;

         REORGANISATION DATE means 17 September 2007;

         REPAYMENT DATE has the meaning given in clause 2.3(d) of the Funding 1 Liquidity Facility Agreement;

         REPAYMENT REQUIREMENT means,

         (1) in relation to amounts payable by Funding 2 on any Calculation Date, the amount (if any) equal to the sum of:

                 (a)     the Rated Loan Tranche Repayment Requirement; and

                 (b)     the Subordinated Loan Tranche Repayment Requirement;

         (2) in relation to amounts payable by Funding 1, on a Calculation Date, the amount, if any, by which the aggregate of all amounts that will be payable by Funding 1 on the next Funding 1

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

                 Interest Payment Date as described in paragraphs 2.1 (d) to
                 (f) (inclusive) of Part II of Schedule 3 to the Funding 1 Deed of Charge on the basis:

                 (a) that there would be no deferral in relation to Term Advances pursuant to Rule (1) set out in paragraph 2.2(a) of Part II of Schedule 3;

                 (b) that where Rule (2) or Rule (3) as set out in paragraph 2.2(a) of Part II of Schedule 3 applies to an Intercompany Loan, the amount so payable by Funding 1 in respect of Term Advances (other than Bullet Term Advances and Scheduled Amortisation Instalments) under that Intercompany Loan shall be treated as the lesser of (A) the amount due and payable in respect of those Term Advances, and (B) the product of (i) the Funding 1 Share Percentage as at the start of the most recently ended Calculation Period (provided that if, during the most recently ended Calculation Period, Loans and their Related Security are sold to the Mortgages Trustee or Funding 1 has acquired part of the Seller Share of the Trust Property from the Seller, then the Funding 1 Share Percentage will be calculated for purposes of this paragraph as the weighted average of the Funding 1 Share Percentages as of the first day of such Calculation Period and as of the date immediately after such sale or acquisition),
                         (ii) the aggregate amount of Principal Receipts received by the Mortgages Trustee during the most recently ended Calculation Period (iii) the Outstanding Principal Balance of Intercompany Loan A (in the case of Rule (2)) or Intercompany Loan B (in the case of Rule (3)), divided by the aggregate Outstanding Principal Balance of all Intercompany Loans, each as of the most recent Funding 1 Interest Payment Date;

                 (c) that Term Advances will be treated as due and payable if they are already due and payable, or would become due and payable on or before the next Funding 1 Interest Payment Date if all Principal Receipts were paid to Funding 1 on that Calculation Date; and

                 (d) excluding amounts due and payable in respect of Bullet Term Advances and Scheduled Amortisation Instalments,

                 exceeds the sum of:

                 (e) the amounts standing to the credit of the Funding 1 Principal Ledger as at the last Funding 1 Interest Payment Date (which amount was not distributed on that Funding 1 Interest Payment Date to the First Issuer); and

                 (f) the sum of each Repayment Requirement amount paid to Funding 1 on a previous Distribution Date during the relevant interest period;

         REPRESENTATIONS AND WARRANTIES means the representations and warranties set out in Schedule 1 to the Mortgage Sale Agreement;

         REQUIRED SUBORDINATED LOAN TRANCHE PRINCIPAL AMOUNT OUTSTANDING means the amount as described in the most recent Final Terms;

         REQUISITE RATINGS means in respect of the Funding 1 Liquidity Facility Provider as provider of the Funding 1 Liquidity Facility, ratings of P-1 by Moody's, F1 by Fitch and A+ by S&P;

         RESERVE FUNDS means, as the context requires, (a) the Funding 2 General Reserve Fund and Funding 2 Liquidity Reserve Fund or (b) the General Reserve Fund and the Liquidity Reserve Fund, as applicable;

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

         RETENTION means an amount of the original advance or a Further Advance that is retained by the Seller until certain conditions (such as repairs or construction) are completed and which the Seller is obliged to release to the Borrower provided such conditions have been met;

         RETENTION DRAWING means a drawdown in full or part by the Borrower under a Retention Loan;

         RETENTION LOAN means a loan subject to a Retention;

         REVENUE LEDGER means, as the context requires, either (a) the Funding 1 Revenue Ledger or (b) the Funding 2 Revenue Ledger;

         REVENUE RECEIPTS means each payment received in respect of any Loan, whether as all or part of a Monthly Payment in respect of such Loan, on redemption (including partial redemption) of such Loan, on enforcement of such Loan (including the proceeds of sale of such Loan), on the disposal of such Loan or otherwise (including payments pursuant to any Insurance Policy) which in any such case is not a Principal Receipt in respect of such Loan;

         RIGHT-TO-BUY means the right-to buy schemes governed by the Housing Act 1985 (as amended by the Housing Act 2004) or (as applicable) the Housing (Scotland) Act 1987 (as amended by the Housing (Scotland) Act
         2001) in relation to the purchase by Borrowers of Properties from local authorities or certain other landlords;

         RTB DISPOSAL PERIOD means the period, being three years (or in the cases where the right to buy was exercised in relation to properties in England and Wales after 18 January 2005, five years), during which a purchaser under a right-to-buy scheme must, if he sells the property, repay a proportion of the discount he received, or in England or Wales only, the resale price;

         RTB LOANS means the Loans made to Borrowers in connection with the purchase by those Borrowers of Properties from local authorities or certain other landlords under the right-to-buy schemes;

         S&P and STANDARD & POOR'S means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. and includes any successor to its rating business;

         SALE DATE means the date on which any New Portfolio is sold to the Mortgages Trustee in accordance with Clause 4 of the Mortgage Sale Agreement;

         SASINE TRANSFER means, in relation to Properties situated in Scotland title to which is, or is required to be, recorded in the General Register of Sasines, each assignation of the relevant Scottish Loans and their related Scottish Mortgages substantially in the form set out in Schedule 14 to the Mortgage Sale Agreement with such modifications as may be required from time to time;

         SCHEDULED AMORTISATION INSTALMENT means, as the context requires, (a) that part of a Scheduled Amortisation Term Advance which is payable on each of the Scheduled Repayment Dates of that Term Advance or (b) that part of a Scheduled Amortisation Loan Tranche which is payable on each of the Scheduled Repayment Dates of that Loan Tranche;

         SCHEDULED AMORTISATION LOAN TRANCHE means, in relation to Funding 2, any Rated Loan Tranche which is scheduled to be repaid on two or more instalments on Scheduled Repayment Dates;

         SCHEDULED AMORTISATION REPAYMENT RESTRICTIONS means, as the context requires, (a) with respect to Funding 1, at any time on a Funding 1 Interest Payment Date:

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

         (a) where there is not a Bullet Accumulation Shortfall at that time, the total amount withdrawn from the Funding 1 Cash Accumulation Ledger on that Funding 1 Interest Payment Date for repayment of the relevant Scheduled Amortisation Instalments shall not exceed the Cash Accumulation Ledger Amount less the Bullet Accumulation Liability at that time; and

         (b)      where there is a Bullet Accumulation Shortfall at that time:

                 (i) no amount may be withdrawn from the Funding 1 Cash Accumulation Ledger on that Funding 1 Interest Payment Date to be applied in repayment of the relevant Scheduled Amortisation Instalments; and

                 (ii) no amount may be applied in repayment of the relevant Scheduled Amortisation Instalments unless:

                         (A) the sum of the Funding 1 Cash Accumulation Ledger Amount and the amount of Funding 1 Available Principal Receipts after the application of items
                              (a), (b) and (c) and before item (d) of the Funding 1 Pre-Enforcement Principal Priority of Payments,

                         is greater than or equal to:

                         (B) the sum of the Bullet Accumulation Liability and the aggregate amount of Scheduled Amortisation Instalments which are due and payable as at that time;

         or (b) with respect to Funding 2, at any time on a Funding 2 Interest Payment Date:

         (c) where there is not a Bullet Accumulation Shortfall at that time, the total amount withdrawn from the Funding 2 Cash Accumulation Ledger on that Funding 2 Interest Payment Date for repayment of the relevant Scheduled Amortisation Instalments shall not exceed the Cash Accumulation Ledger Amount less the Bullet Accumulation Liability at that time; and

         (d)      where there is a Bullet Accumulation Shortfall at that time:

                 (i) no amount may be withdrawn from the Funding 2 Cash Accumulation Ledger on that Funding 2 Interest Payment Date to be applied in repayment of the relevant Scheduled Amortisation Instalments; and

                 (ii) no amount may be applied in repayment of the relevant Scheduled Amortisation Instalments unless:

                         (A) the sum of the Funding 2 Cash Accumulation Ledger Amount and the amount of Funding 2 Available Principal Receipts after the application of items
                              (a), (b) and (c) and before item (d) of the Funding 2 Pre-Enforcement Principal Priority of Payments,

                         is greater than or equal to:

                         (B) the sum of the Bullet Accumulation Liability and the aggregate amount of Scheduled Amortisation Instalments which are due and payable as at that time;

         SCHEDULED AMORTISATION TERM ADVANCE means the Second Issuer Series 3 Term AAA Advance, the Third Issuer Series 3 Term AAA Advance, the Third Issuer Series 4 Term AAA Advance, the Fourth Issuer Series 3 Term AAA Advance, the

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

         Fourth Issuer Series 4 Term AAA Advance, the Fifth Issuer Series 2 Term AAA Advance, the Fifth Issuer Series 3 Term AAA Advance, the Fifth Issuer Series 4 Term AAA Advance, the Sixth Issuer Series 2 Term AAA Advance, the Sixth Issuer Series 3 Term AAA Advance, the Sixth Issuer Series 4 Term AAA Advance, the Seventh Issuer Series 3 Term AAA Advance, the Seventh Issuer Series 4 Term AAA Advance, the Seventh Issuer Series 5 Term AAA Advance, the Eighth Issuer Series 3 Term AAA Advance, the Eighth Issuer Series 4 Term AAA Advance, the Eighth Issuer Series 5A2 Term AAA Advance, the Ninth Issuer Series 3 Term AAA Advance, the Ninth Issuer Series 4 Term AAA Advance and any New Scheduled Amortisation Term Advance;

         SCHEDULED REPAYMENT DATE means, as the context requires, (a) in relation to a Term Advance, its Scheduled Repayment Date(s), as defined in the relevant Issuer Master Definitions and Construction Schedule relating to the corresponding class of Notes or (b) in relation to a Loan Tranche, its Scheduled Repayment Date(s), as defined in the relevant Master Issuer Master Definitions and Construction Schedule relating to the corresponding class of Notes;

         SCOTTISH DECLARATION OF TRUST means each declaration of trust entered into among the Seller, the Mortgages Trustee, and Funding 1 (and if the context requires) Funding 2 pursuant to Clause 4.5(a)(vii) of the Mortgage Sale Agreement substantially in the form set out in Schedule 15 to the Mortgage Sale Agreement;

         SCOTTISH LOAN means a Loan secured by a standard security over a Property located in Scotland;

         SCOTTISH MORTGAGE means a Mortgage securing a Scottish Loan;

         SCOTTISH TRANSFERS means each Sasine Transfer and each SLR Transfer;

         SCOTTISH TRUST PROPERTY means the aggregate of all Scottish Trust Property as defined in each relevant Scottish Declaration of Trust;

         SEC or SECURITIES AND EXCHANGE COMMISSION means the United States Securities and Exchange Commission;

         SECOND DEED OF ACCESSION means the second deed of accession to the Funding 1 Deed of Charge entered into on the Third Issuer Closing Date between Funding 1, the First Issuer, the Second Issuer, the Third Issuer, the Corporate Services Provider, the Account Bank, the Security Trustee, the Seller, the First Start-up Loan Provider, the Second Start-up Loan Provider, the Third Start-up Loan Provider, the Cash Manager, the Funding 1 Swap Provider and the Funding 1 Liquidity Facility Provider as supplemented, amended and/or restated from time to time;

         SECOND ISSUER means Permanent Financing (No. 2) PLC (registered number 4623188), a public limited company incorporated under the laws of England and Wales, whose registered office is at 35 Great St. Helen's, London EC3A 6AP;

         SECOND ISSUER CLOSING DATE means 6 March 2003;

         SECOND ISSUER INTERCOMPANY LOAN AGREEMENT means the Second Issuer Intercompany Loan Confirmation and the Intercompany Loan Terms and Conditions together entered into on the Second Issuer Closing Date by the Second Issuer, Funding 1 and the Security Trustee (as the same may be amended, restated, supplemented, replaced and/or novated from time to time);

         SECOND ISSUER SECURITY means the security created by the Second Issuer pursuant to the Second Issuer Deed of Charge in favour of the Second Issuer Secured Creditors;

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         SECOND START-UP LOAN means the start-up loan that the Second Start-up
         Loan Provider made available to Funding 1 pursuant to the Second Start-up Loan Agreement;

         SECOND START-UP LOAN AGREEMENT means the agreement entered into on the Second Issuer Closing Date between Funding 1, the Second Start-up Loan Provider and the Security Trustee relating to the provision of the Second Start-up Loan to Funding 1 (as the same may be amended, restated, supplemented, replaced and/or novated from time to time);

         SECOND START-UP LOAN PROVIDER means initially Halifax and as of the Reorganisation Date, Bank of Scotland in its capacity as provider of the Second Start-up Loan;

         SECOND SUPPLEMENTAL FUNDING 1 DEED OF CHARGE means the second supplemental Funding 1 deed of charge entered into on the Fourth Issuer Closing Date between Funding 1, the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Security Trustee, the Mortgages Trustee, the Cash Manager, the Account Bank, the Funding 1 GIC Provider, the Funding 1 Swap Provider, the First Start-up Loan Provider, the Second Start-up Loan Provider, the Third Start-up Loan Provider and the Fourth Start-up Loan Provider, the Funding 1 Liquidity Facility Provider, the Funding 1 Corporate Services Provider and the Seller;

         SECURED AMOUNTS means any and all of the monies and liabilities which an Issuer covenants to pay or discharge under the relevant Deed of Charge and all other amounts owed by it to the Beneficiaries under and pursuant to the relevant Transaction Documents;

         SECURITIES ACT means the United States Securities Act of 1933, as amended;

         SECURITISATION RELATED ACCOUNTS means the Funding 1 GIC Account, the Funding 1 Transaction Account, the Funding 2 GIC Account, the Funding 2 Transaction Account, the Mortgages Trustee GIC Account, the First Issuer Accounts, the Second Issuer Accounts, the Third Issuer Accounts, the Fourth Issuer Accounts, the Fifth Issuer Accounts, the Sixth Issuer Accounts, the Seventh Issuer Accounts, the Eighth Issuer Accounts, the Ninth Issuer Accounts and the Master Issuer Accounts;

         SECURITISATION TAX REGIME means the permanent regime for the taxation of securitisation companies established pursuant to the Finance Act 2005 and the regulations made thereunder;

         SECURITY INTEREST or ENCUMBRANCE means any mortgage, sub-mortgage, standard security, charge, sub-charge, pledge, lien (other than a lien arising in the ordinary course of business or by operation of law), assignation in security or other encumbrance or security interest howsoever created or arising;

         SECURITY POWER OF ATTORNEY or FUNDING 1 POWER OF ATTORNEY the power of attorney granted by Funding 1 in favour of the Funding 1 Security Trustee under the Funding 1 Deed of Charge on the Initial Closing Date substantially in the form set out in Schedule 1 to the Funding 1 Deed of Charge;

         SECURITY TRUSTEE means, as the context requires, the Funding 1 Security Trustee or the Funding 2 Security Trustee;

         SECURITY TRUSTEES means the Funding 1 Security Trustee, the Funding 2 Security Trustee or the Bank of New York (or any successor thereto) as security trustee pursuant to the First Issuer Deed of Charge, Second Issuer Deed of Charge, Third Issuer Deed of Charge, Fourth Issuer Deed of Charge, Fifth Issuer Deed of Charge, Sixth Issuer Deed of Charge, Seventh Issuer Deed of Charge, Eighth Issuer Deed of Charge and Ninth Issuer Deed of Charge;

         SELLER means initially Halifax and, as of the Reorganisation Date, Bank of Scotland;

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         SELLER BANK ACCOUNTS means the bank account(s) of the Seller into which monies may be paid from time to time pursuant to the terms of the Mortgages Trust Deed, details of which will be given to the Mortgages Trustee, Funding 2 and Funding 1;

         SELLER MORTGAGES TRUST ASSIGNMENT AGREEMENT means the assignment agreement entered into on or before the Programme Date between the Seller, Funding 2, Funding 1, the Security Trustees, the Mortgages Trustee and the Note Trustees in respect of the existing Issuers;

         SELLER POWER OF ATTORNEY means, as the context requires, (a) the power of attorney granted by the Seller in favour of Funding 1, the Mortgages Trustee and the Funding 1 Security Trustee on the Initial Closing Date and on the Fourth Issuer Closing Date substantially in the form set out in Schedule 5 to the Mortgage Sale Agreement and (b) the power of attorney granted by the Seller in favour of Funding 1, Funding 2, the Mortgages Trustee, the Funding 1 Security Trustee and the Funding 2 Security Trustee on the Programme Date and on 21 November 2007 substantially in the form set out in Schedule 5 to the Mortgage Sale Agreement;

         SELLER SHARE means, only in respect of the period prior to the first Distribution Date, the Initial Seller Share, and thereafter means the Current Seller Share;

         SELLER SHARE PERCENTAGE means, only in respect of the period prior to the first Distribution Date, the Initial Seller Share Percentage, and thereafter means the Current Seller Share Percentage;

         SELLER'S POLICY means the originating, underwriting, administration, arrears and enforcement policy applied by the Seller from time to time to loans and the security for their repayment which are beneficially owned solely by the Seller;

         SENIOR FEE means the fee (inclusive of VAT, if any) paid by Funding 2 to the Master Issuer prior to enforcement of the Funding 2 Security on each Funding 2 Interest Payment Date or otherwise when required pursuant to Clause 7.5 of the Master Intercompany Loan Agreement;

         SERVICER means initially Halifax and, as of the Reorganisation Date, Bank of Scotland, or such other person as may from time to time be appointed as servicer of the Portfolio pursuant to the Servicing Agreement;

         SERVICER TERMINATION EVENT means any of the events listed in Clause 21 of the Servicing Agreement;

         SERVICES has the meaning given in Clause 3.1(a) of the Servicing Agreement;

         SERVICING AGREEMENT means the agreement entered into on the Initial Closing Date between the Servicer, the Mortgages Trustee, the Funding 1 Security Trustee, Funding 1 and the Seller (as amended and restated on the Second Issuer Closing Date, the Third Issuer Closing Date, the Fourth Issuer Closing Date, the Fifth Issuer Closing Date, the Sixth Issuer Closing Date, the Seventh Issuer Closing Date, the Eighth Issuer Closing Date and the Ninth Issuer Closing Date and as further amended and restated on the Programme Date and 21 November 2007 by the Servicer, the Mortgages Trustee, the Funding 1 Security Trustee, the Funding 2 Security Trustee, Funding 1, Funding 2 and the Seller) (as the same may be further amended, restated, supplemented, replaced and/or novated from time to time) pursuant to which the Servicer agrees to administer the Loans and their Related Security comprised in the Portfolio;

         SEVENTH DEED OF ACCESSION means the seventh deed of accession to the Funding 1 Deed of Charge entered into on the Eighth Issuer Closing Date between Funding 1, the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer, the Sixth Issuer, the Seventh Issuer, the Eighth Issuer, the Corporate Services Provider, the Account Bank, the Security Trustee, the Seller,

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         the First Start-up Loan Provider, the Second Start-up Loan Provider,
         the Third Start-up Loan Provider, the Fourth Start-up Loan Provider, the Fifth Start-up Loan Provider, the Sixth Start-up Loan Provider, the Seventh Start-up Loan Provider, the Eighth Start-up Loan Provider, the Cash Manager, the Funding 1 Swap Provider and the Funding 1 Liquidity Facility Provider as supplemented, amended and/or restated from time to time;

         SEVENTH ISSUER means Permanent Financing (No. 7) PLC (registered number 5330776), a public limited company incorporated under the laws of England and Wales, whose registered office is at 35 Great St. Helen's, London EC3A 6AP;

         SEVENTH ISSUER CLOSING DATE means 23 March 2005;

         SEVENTH ISSUER INTERCOMPANY LOAN AGREEMENT means the Seventh Issuer Intercompany Loan Confirmation and the Intercompany Loan Terms and Conditions together entered into on the Seventh Issuer Closing Date by the Seventh Issuer, Funding 1 and the Security Trustee (as the same may be amended, restated, supplemented, replaced and/or novated from time to time);

         SEVENTH ISSUER SECURITY means the security created by the Seventh Issuer pursuant to the Seventh Issuer Deed of Charge in favour of the Seventh Issuer Secured Creditors;

         SEVENTH START-UP LOAN means the start-up loan that the Seventh Start-up Loan Provider has made available to Funding 1 pursuant to the Seventh Start-up Loan Agreement;

         SEVENTH START-UP LOAN AGREEMENT means the agreement entered into on the Seventh Issuer Closing Date between Funding 1, the Seventh Start-up Loan Provider and the Security Trustee relating to the provision of the Seventh Start-up Loan to Funding 1 (as the same may be amended, restated, supplemented, replaced and/or novated from time to time);

         SEVENTH START-UP LOAN PROVIDER means initially Halifax and as of the Reorganisation Date, Bank of Scotland, in its capacity as provider of the Seventh Start-up Loan;

         SHARE TRUSTEE means, in respect of Holdings, SFM Corporate Services Limited of 35 Great St. Helen's, London EC3A 6AP; in respect of the Mortgages Trustee, SFM Offshore Limited of 47 Esplanade, St. Helier, Jersey JE1 0BD, Channel Islands; and in respect of PECOH Holdings, Structured Finance Management Investments Limited of 35 Great St. Helen's, London EC3A 6AP;

         SIXTH DEED OF ACCESSION means the sixth deed of accession to the Funding 1 Deed of Charge entered into on the Seventh Issuer Closing Date between Funding 1, the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer, the Sixth Issuer, the Seventh Issuer, the Corporate Services Provider, the Account Bank, the Security Trustee, the Seller, the First Start-up Loan Provider, the Second Start-up Loan Provider, the Third Start-up Loan Provider, the Fourth Start-up Loan Provider, the Fifth Start-up Loan Provider, the Sixth Start-up Loan Provider, the Seventh Start-up Loan Provider, the Cash Manager, the Funding 1 Swap Provider and the Funding 1 Liquidity Facility Provider as supplemented, amended and/or restated from time to time;

         SIXTH ISSUER means Permanent Financing (No. 6) PLC (registered number 5232464), a public limited company incorporated under the laws of England and Wales, whose registered office is at 35 Great St. Helen's, London EC3A 6AP;

         SIXTH ISSUER CLOSING DATE means 18 November 2004;

         SIXTH ISSUER INTERCOMPANY LOAN AGREEMENT means the Sixth Issuer Intercompany Loan Confirmation and the Intercompany Loan Terms and Conditions together entered into on the Sixth

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         Issuer Closing Date by the Sixth Issuer, Funding 1 and the Security
         Trustee (as the same may be amended, restated, supplemented, replaced and/or novated from time to time);

         SIXTH ISSUER SECURITY means the security created by the Sixth Issuer pursuant to the Sixth Issuer Deed of Charge in favour of the Sixth Issuer Secured Creditors;

         SIXTH START-UP LOAN means the start-up loan that the Sixth Start-up Loan Provider has made available to Funding 1 pursuant to the Sixth Start-up Loan Agreement;

         SIXTH START-UP LOAN AGREEMENT means the agreement entered into on the Sixth Issuer Closing Date between Funding 1, the Sixth Start-up Loan Provider and the Security Trustee relating to the provision of the Sixth Start-up Loan to Funding 1 (as the same may be amended, restated, supplemented, replaced and/or novated from time to time);

         SIXTH START-UP LOAN PROVIDER means initially Halifax and as of the Reorganisation Date, Bank of Scotland, in its capacity as provider of the Sixth Start-up Loan;

         SLR TRANSFER means, in relation to Properties situated in Scotland title to which is registered or is in the course of being registered in the Land Register of Scotland, each assignation of the relevant Scottish Loans and their related Scottish Mortgages in the relevant form set out in Schedule 13 to the Mortgage Sale Agreement with such modifications as may be required from time to time;

         SPECIAL DISTRIBUTION means a payment made by the Mortgages Trustee (a) to the Seller (excluding any payment of Initial Purchase Price) which is funded by a Further Contribution made to the Mortgages Trustee by Funding 1 or by Funding 2; or (b) to Funding 1, which is funded by a Further Contribution made to the Mortgages Trustee by Funding 2;

         SPECIFIED CURRENCY EXCHANGE RATE means, in relation to a series and class of Notes, the exchange rate specified in the Master Issuer Swap Agreement relating to such series and class of Notes or, if the Master Issuer Swap Agreement has been terminated, the applicable spot rate;

         ST ANDREW'S INSURANCE means St Andrew's Insurance plc, a non-life insurance company incorporated on 15 September 2003 whose office is at St Andrew's House, Portsmouth Road, Esher, Surrey KT10 9SA;

         STANDARD DOCUMENTATION means the standard documentation, a list of which is set out in Part 2 of the Exhibit to the Original Mortgage Sale Agreement and copies of which have been initialled on behalf of the parties thereto for the purposes of identification, or any update or replacement therefor as the Seller may from time to time introduce acting in accordance with the standards of a Reasonable, Prudent Mortgage Lender;

         STANDARD SECURITY or STANDARD SECURITY means a standard security as defined in Part 2 of the Conveyancing and Feudal Reform (Scotland) Act 1970;

         START-UP LOAN AGREEMENTS means the First Start-up Loan Agreement, the Second Start-up Loan Agreement, the Third Start up Loan Agreement, the Fourth Start-up Loan Agreement, the Fifth Start-up Loan Agreement, the Sixth Start-up Loan Agreement, the Seventh Start-up Loan Agreement, the Eighth Start-up Loan Agreement, the Ninth Start-up Loan Agreement, the Funding 2 Start-up Loan Agreements and, as the context requires, any New Start-Up Loan Agreement and START-UP LOAN AGREEMENT means any of them;

         START-UP LOAN PROVIDERS means the First Start-up Loan Provider, the Second Start-up Loan Provider, the Third Start-up Loan Provider, the Fourth Start-up Loan Provider, the Fifth Start-up Loan Provider, the Sixth Start-up Loan Provider, the Seventh Start-up Loan Provider, the Eighth Start-up Loan Provider, the Ninth Start-up Loan Provider, the Funding 2 Start-Up Loan Provider and as the context requires, any New Start-up Loan Provider and START-UP LOAN PROVIDER means any of them;

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         START-UP LOAN REVENUE CONTRIBUTION LEDGER means the Ledger of such name established and maintained by the Cash Manager on behalf of Funding 2 pursuant to Clause 4.4 (Funding 2 Ledgers) of the Cash Management Agreement;

         START-UP LOAN TRANCHE means a Loan Tranche made by the Master Issuer to Funding 2 under the Master Intercompany Loan Agreement from the proceeds of the advance by the Master Issuer Start-Up Loan Provider or a new Master Issuer Start-Up Loan Provider to the Master Issuer of a Master Issuer Start-Up Loan;

         START-UP LOANS means the First Start-up Loan, the Second Start-up Loan, the Third Start-up Loan, the Fourth Start-up Loan, the Fifth Start-up Loan, the Sixth Start-up Loan, the Seventh Start-up Loan, the Eighth Start-up Loan, the Ninth Start-up Loan, each Funding 2 Start-up Loan and any New Start-up Loan;

         STEP-UP DATE means:

         (a) in respect of a Rated Loan Tranche, the Funding 2 Interest Payment Date on which the interest rate on the relevant Loan Tranche under the Master Intercompany Loan Agreement increases by a pre-determined amount;

         (b) in respect of any Intercompany Loan, the Funding 1 Interest Payment Date on which the interest rate payable in respect of the relevant Term Advances made thereunder increases by a pre-determined amount; and

         (c) in respect of any Notes, the date on which the interest rate payable by the Issuer in respect of those Notes increases by a pre-determined amount;

         SUBORDINATED LOAN TRANCHE means a Loan Tranche made by the Master Issuer to Funding 2 under the Master Intercompany Loan Agreement from the proceeds of the advance by the Master Issuer Subordinated Loan Provider or a new Master Issuer Subordinated Loan Provider to the Master Issuer of a Master Issuer Subordinated Loan;

         SUBORDINATED LOAN TRANCHE REPAYMENT REQUIREMENT means the aggregate of all amounts that will be payable by Funding 2 on the next Funding 2 Interest Payment Date as described in item (i) of the Funding 2 Pre-Enforcement Principal Priority of payments on the basis that the Subordinated Loan Tranches will equal or exceed the Required Subordinated Loan Tranche Principal Amount Outstanding;

         SUBSIDIARY means a subsidiary as defined in section 736 of the Companies Act 1985;

         TARGET BUSINESS DAY means a day on which the Trans-European Automated Real-time Gross settlement Express Transfer (TARGET) system is open;

         TAX CREDIT means a credit against Tax obtained on the Funding 1 Liquidity Facility Provider's overall net income which the Funding 1 Liquidity Facility Provider is able to identify as attributable to a specific Tax Payment;

         TAX PAYMENT means a payment made by Funding 1 to the Funding 1 Liquidity Facility Provider pursuant to clause 10.1 of the Funding 1 Liquidity Facility Agreement;

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         TAXES means all present and future taxes, levies, imposts, duties
         (other than stamp duty), fees, deductions, withholdings or charges of any nature whatsoever and wheresoever imposed, including, without limitation, income tax, corporation tax, value added tax or other tax in respect of added value and any franchise, transfer, sales, gross receipts, use, business, occupation, excise, personal property, real property or other tax imposed by any national, local or supranational taxing or fiscal authority or agency together with any penalties, fines or interest thereon and TAX and TAXATION shall be construed accordingly;

         TERM AAA ADVANCES means the First Issuer Term AAA Advances, the Second Issuer Term AAA Advances, the Third Issuer Term AAA Advances, the Fourth Issuer Term AAA Advances, the Fifth Issuer Term AAA Advances, the Sixth Issuer Term AAA Advances, the Seventh Issuer Term AAA Advances, the Eighth Issuer Term AAA Advances, the Ninth Issuer Term AAA Advances and any term AAA advances made by any New Issuer that is a Funding 1 Issuer;

         TERM ADVANCE RATING means the designated rating of each Term Advance which reflects the rating assigned to the corresponding class of Notes used to fund each such Term Advance on the relevant Closing Date of that Term Advance;

         TERM ADVANCES has the meaning given in each Issuer Master Definitions and Construction Schedule as prefixed by the definition of each respective Issuer;

         THIRD DEED OF ACCESSION means the third deed of accession to the Funding 1 Deed of Charge entered into on the Fourth Issuer Closing Date between Funding 1, the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Corporate Services Provider, the Account Bank, the Security Trustee, the Seller, the First Start-up Loan Provider, the Second Start-up Loan Provider, the Third Start-up Loan Provider, the Fourth Start-up Loan Provider, the Cash Manager, the Funding 1 Swap Provider and the Funding 1 Liquidity Facility Provider as supplemented, amended and/or restated from time to time;

         THIRD ISSUER means Permanent Financing (No. 3) PLC (registered number 4907355), a public limited company incorporated under the laws of England and Wales, whose registered office is at 35 Great St. Helen's, London EC3A 6AP;

         THIRD ISSUER CLOSING DATE means 25 November 2003;

         THIRD ISSUER INTERCOMPANY LOAN AGREEMENT means the Third Issuer Intercompany Loan Confirmation and the Intercompany Loan Terms and Conditions together entered into on the Third Issuer Closing Date by the Third Issuer, Funding 1 and the Security Trustee (as the same may be amended, restated, supplemented, replaced and/or novated from time to time);

         THIRD ISSUER SECURITY means the security created by the Third Issuer pursuant to the Third Issuer Deed of Charge in favour of the Third Issuer Secured Creditors;

         THIRD PARTY AMOUNTS includes:

         (a) amounts under a direct debit which are repaid to the bank making the payment if such a bank is unable to recoup that amount itself from the customer's account;

         (b) payments by Borrowers of any fees and other charges which are due to the Seller.

         THIRD PARTY COLLECTION AGENT means an entity that shall act as collection agent for the Mortgages Trustee and the Beneficiaries under the Direct Debiting Scheme or any successor to that scheme pursuant to Clause 5.1(a)(i) of the Servicing Agreement;

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         THIRD START-UP LOAN means the start-up loan that the Third Start-up
         Loan Provider made available to Funding 1 pursuant to the Third Start-up Loan Agreement;

         THIRD START-UP LOAN AGREEMENT means the agreement entered into on the Third Issuer Closing Date between Funding 1, the Third Start-up Loan Provider and the Security Trustee relating to the provision of the Third Start-up Loan to Funding 1 (as the same may be amended, restated, supplemented, replaced and/or novated from time to time);

         THIRD START-UP LOAN PROVIDER means initially Halifax and as of the Reorganisation Date, Bank of Scotland, in its capacity as provider of the Third Start-up Loan;

         THIRD SUPPLEMENTAL FUNDING 1 DEED OF CHARGE means the supplemental deed to the Funding 1 Deed of Charge made on the Programme Date between Funding 1, the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer, the Sixth Issuer, the Seventh Issuer, the Eighth Issuer, the Ninth Issuer, the Mortgages Trustee, the Funding 1 Security Trustee, the Funding 1 GIC Provider, the Account Bank, the Funding 1 Liquidity Facility Provider, PECOH Corporate Services Provider, the Cash Manager, the Seller, the Funding 1 Swap Provider, the First Start-up Loan Provider, the Second Start-up Loan Provider, the Third Start-up Loan Provider, the Fourth Start-up Loan Provider, the Fifth Start-up Loan Provider, the Sixth Start-up Loan Provider, the Seventh Start-up Loan Provider, the Eighth Start-up Loan Provider, the Ninth Start-up Loan Provider and the Funding 1 Corporate Services Provider;

         TITLE DEEDS means, in relation to each Loan and its Related Security and the Property relating thereto, all conveyancing deeds, MHA Documentation and all other documents which make up the title to the Property and the security for the Loan and all searches and enquiries undertaken in connection with the grant by the Borrower of the related Mortgage;

         TOTAL PROPERTY means at any time the aggregate amount standing to the credit of the Collection Account and held by Bank of Scotland on trust for Funding 1, Funding 2, the Mortgages Trustee and Bank of Scotland, subject to and in accordance with the Bank Account Agreement;

         TRACKER RATE means the rate of interest applicable to a Tracker Rate Loan (before applying any cap or minimum rate);

         TRACKER RATE LOAN means those Loans to the extent that and for such period that their Mortgage Terms provide that they are subject to an interest rate which is linked to a variable interest rate other than the Variable Base Rates. For example, the rate on a Tracker Rate Loan may be set at a margin above sterling LIBOR or above rates set by the Bank of England;

         TRACKER SWAP RATE means a rate linked to the Bank of England repo rate, as shall be determined by the Cash Manager in accordance with the provisions of the Cash Management Agreement;

         TRANSACTION DOCUMENTS means the Funding 1 Agreements, the Funding 2 Agreements, the First Issuer Transaction Documents, the Second Issuer Transaction Documents, the Third Issuer Transaction Documents, the Fourth Issuer Transaction Documents, the Fifth Issuer Transaction Documents, the Sixth Issuer Transaction Documents, the Seventh Issuer Transaction Documents, the Eighth Issuer Transaction Documents, the Ninth Issuer Transaction Documents, the Master Issuer Transaction Documents and any documents and agreements to which any New Issuer is a party, the Mortgages Trustee Guaranteed Investment Contract and all other documents and agreements referred to therein;

         TREATY LENDER means a person who is resident (as such term is defined in the appropriate Double Taxation Treaty) in a country with which the United Kingdom has a Double Taxation Treaty giving residents of that country complete exemption from United Kingdom taxation on interest and does not

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         carry on business in the United Kingdom through a permanent establishment with which any payment under the Funding 1 Liquidity Documents is effectively connected;

         TRIGGER EVENT means an Asset Trigger Event and/or a Non-Asset Trigger Event, as the case may be;

         TRUST CORPORATION means a corporation entitled by rules made under the Public Trustee Act 1906 to carry out the functions of a custodian trustee;

         TRUST DEEDS means the First Issuer Trust Deed and/or the Second Issuer Trust Deed and/or the Third Issuer Trust Deed and/or the Fourth Issuer Trust Deed and/or the Fifth Issuer Trust Deed and/or the Sixth Issuer Trust Deed and/or the Seventh Issuer Trust Deed and/or the Eighth Issuer Trust Deed and/or the Ninth Issuer Trust Deed and/or any Master Issuer Trust Deed;

         TRUST INDENTURE ACT means the United States Trust Indenture Act of 1939, as amended;

         TRUST PROPERTY means:

         (a) the Initial Trust Property, the Initial Closing Trust Property and any Future Trust Property (together with the proceeds of sale of any of them) including, without limitation, the Mortgages Trustee's whole right, title and beneficial interest in and to all Scottish Trust Property pursuant to any relevant Scottish Declaration of Trust; but excludes any Loans that have been repaid or which have been repurchased by the Seller pursuant to the Mortgage Sale Agreement or other actual adjustments and, for the avoidance of doubt, which are not deemed adjustments to the Trust Property as set out in the Mortgages Trust Deed;

         (b) any increase in the Outstanding Principal Balance of a Loan due to capitalisation of interest, expenses or arrears, Borrowers taking Payment Holidays under any Flexible Loans, or Borrowers making any Flexible Loan Drawing, Retention Drawing, drawing under a Delayed Cashback or Home Cash Reserve Drawing;

         (c) any interest and principal paid by Borrowers on their Loans prior to distribution under the Mortgages Trust Deed;

         (d) any other amounts received from Borrowers under their Loans or in respect of their Loans and Related Security on or after the relevant Sale Date (but excluding Third Party Amounts) including the proceeds of any sale of the Loans and their Related Security and any other proceeds of sale of any other Trust Property;

         (e) rights under the Insurance Policies that are sold to the Mortgages Trustee or which the Mortgages Trustee has the benefit of;

         (f) amounts on deposit (and interest earned on those amounts) in the Mortgages Trustee GIC Account; and

         (g) any other Initial Trust Property or interest in the Trust Property referred to in Clause 2.5 of the Mortgages Trust Deed;

         less

         (h) any actual losses in relation to Loans and any actual reductions (and for the avoidance of doubt, not deemed reductions) occurring in respect of the Loans as set out in Clause 8.4(a) of the Mortgages Trust Deed; and

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         (i)     allocations of Mortgages Trust Available Principal Receipts to
                 the Beneficiaries in accordance with Clause 11 of the Mortgages Trust Deed;

         UK NON-BANK LENDER means a lender within the meaning of paragraph (b) of the definition of QUALIFYING LENDER;

         UNCURED FUNDING 1 REVENUE SHORTFALL has the meaning given in Part 1 of
         Schedule 3 to the Funding 1 Deed of Charge;

         UNCURED FUNDING 2 REVENUE SHORTFALL has the meaning given in Part 1 of
         Schedule 3 to the Funding 2 Deed of Charge;

         UNDERPAYMENT means a payment by a Borrower in an amount less than the Monthly Payment then due on the Loan, being a sum not exceeding the aggregate of any previous Overpayments;

         UNITED KINGDOM means The United Kingdom of Great Britain and Northern Ireland;

         UNITED STATES means The United States of America;

         UNREGISTERED LAND means land in England and Wales title to which is not, and is not required to be, registered at the Land Registry;

         UNREGISTERED TRANSFER means a deed of transfer of a Mortgage or Mortgages over Unregistered Land substantially in the form set out in
         Schedule 3 to the Mortgage Sale Agreement with such modifications as may be required from time to time;

         VALUATION REPORT means the valuation report or reports for mortgage purposes, in the form of the pro-forma contained in the Standard Documentation, obtained by the Seller from a Valuer in respect of each Property or a valuation report in respect of a valuation made using a methodology which would be acceptable to a Reasonable, Prudent Mortgage Lender and which has been approved by the Director of Group Property and Survey of the Seller (or his successor);

         VALUER means an Associate or Fellow of the Royal Institution of Chartered Surveyors or the Incorporated Society of Valuers and Auctioneers who was at the relevant times either a member of a firm which was on the list of Valuers approved by or on behalf of the Seller from time to time or an Associate or Fellow of the Royal Institute of Chartered Surveyors or the Incorporated Society of Valuers and Auctioneers employed in-house by the Seller acting for the Seller in respect of the valuation of a Property;

         VARIABLE BASE RATES means HVR 1, HVR 2, Halifax Flexible Variable Rate or the Mortgages Trustee Variable Base Rate, as applicable and VARIABLE BASE RATE means any one of them;

         VARIABLE MORTGAGE RATE means the rate of interest which determines the amount of interest payable each month on a Variable Rate Loan;

         VARIABLE RATE LOANS means those Loans to the extent that and for such period that their Mortgage Terms provide that they are subject to an interest rate which may at any time be varied in accordance with the relevant Mortgage Terms (and shall, for the avoidance of doubt, exclude Loans during the period that they are Fixed Rate Loans or Tracker Rate Loans);

         WAFF means the weighted average repossession frequency in respect of the Portfolio; and

         WALS means the weighted average loss severity in respect of the Portfolio.

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3        INTERPRETATION AND CONSTRUCTION

         Any reference in any Transaction Document, or in any document to which this Amended and Restated Master Definitions and Construction Schedule is expressed to be incorporated or apply, to:

         AFFILIATE of any person shall be construed as a reference to the ultimate holding company of that person or an entity of which that person or its ultimate holding company (a) has direct or indirect control or (b) owns directly or indirectly more than fifty per cent. (50%) of the share capital or similar rights of ownership;

         the ASSETS of any person shall be construed as a reference to the whole or any part of its business, undertakings, property, intellectual property, shares, securities, debts, accounts, revenues (including any right to receive revenues), goodwill, shareholdings and uncalled capital including premium whether now or hereafter acquired and any other assets whatsoever;

         an AUTHORISATION includes an authorisation, consent, approval, resolution, licence, exemption, filing or registration;

         DISPOSAL shall be construed as any sale, lease, transfer, conveyance, assignment, assignation, licence, sublicence or other disposal and DISPOSE shall be construed accordingly;

         a GUARANTEE means any guarantee, bond, indemnity, letter of credit, third party security or other legally binding assurance against financial loss granted by one person in respect of any indebtedness of another person, or any agreement to assume any indebtedness of any other person or to supply funds or to invest in any manner whatsoever in such other person by reason of, or otherwise in relation to, indebtedness of such other person;

         INDEBTEDNESS shall be construed so as to include any obligation (whether incurred as principal or as surety or guarantor) for the payment or repayment of money, whether present or future, actual or contingent;

         a MONTH is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month save that, where any such period would otherwise end on a day which is not a business day, it shall end on the next business day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the preceding business day Provided that, if a period starts on the last business day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last business day in that later month (and references to MONTHS shall be construed accordingly);

         a REGULATION includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, inter-governmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

         SET-OFF shall be deemed to include analogous rights in other relevant jurisdictions;

         VAT means value added tax imposed by the United Kingdom as referred to in the Value Added Tax Act 1994 and legislation (whether delegated or otherwise) replacing the same or supplemental thereto or in any primary or subordinate legislation promulgated by the European Union or any official body or agency thereof, and any similar turnover tax replacing or introduced in addition to any of the same;

         a WHOLLY-OWNED SUBSIDIARY of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and

         the WINDING-UP, DISSOLUTION or ADMINISTRATION of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, bankruptcy, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

3.1 [POUND], STERLING or POUNDS STERLING denotes the lawful currency for the time being of the United Kingdom and [EURO], EURO or EURO denotes the single currency introduced at the start of the third stage of European Economic Monetary Union pursuant to the Treaty of Rome of 25 March 1957, as amended by, inter alia, the Single European Act of 1986 and the Treaty of European Union of 7 February 1992 and the Treaty of Amsterdam of 2 October 1997 establishing the European Community, as further amended from time to time.

3.2 In this Amended and Restated Master Definitions and Construction Schedule and in any of the Transaction Documents in which this Amended and Restated Master Definitions and Construction Schedule is expressed to be incorporated or to which this Amended and Restated Master Definitions and Construction Schedule is expressed to apply:

         (a) words denoting the singular number only shall include the plural number also and vice versa;

         (b) words denoting one gender only shall include the other genders;

         (c) words denoting persons only shall include firms and corporations and vice versa;

         (d) references to any statutory provision shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such re-enactment;

         (e) references to any agreement or other document (including any of the Transaction Documents) shall be deemed also to refer to such agreement or document as amended, varied, supplemented or novated from time to time;

         (f) clause, paragraph and schedule headings are for ease of reference only;

         (g) reference to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted to the extent such amendment or re-enactment is substantially to the same effect as such statute on the date hereof;

         (h) reference to a time of day shall be construed as a reference to London time (unless otherwise specified); and

         (i) references to any person shall include references to his successors, transferees and assigns and assignees and any person deriving title under or through him.

3.3 Any capitalised term that appears in this Amended and Restated Master Definitions and Construction Schedule or in the Funding 1 Agreements, the Funding 2 Agreements, the Issuer Swap Agreements or the Mortgages Trustee Guarantee Investment Contract that is not defined in this Amended and Restated Master Definitions and Construction Schedule shall have the meaning given in the relevant Issuer Master Definitions and Construction Schedule or each Issuer Master Definitions and

         Construction Schedule or the Master Issuer Master Definitions and Construction Schedule, as applicable, as the context so requires.

3.4 Terms used in any Transaction Document which incorporate this Amended and Restated Master Definitions and Construction Schedule and/or an Issuer Master Definitions and Construction Schedule, unless otherwise defined therein or unless the context otherwise requires, shall, in the event of conflict between this Amended and Restated Master Definitions and Construction Schedule and the relevant Issuer Master Definitions and Construction Schedule, be construed in accordance with the relevant Issuer Master Definitions and Construction Schedule.

4.       AMENDMENTS

         Subject to Clause 25 of the Funding 1 Deed of Charge, Clause 12 of the Funding 2 Deed of Charge and Clauses 2, 3 and 4 of the Controlling Beneficiary Deed, any amendments to this Amended and Restated Master Definitions and Construction Schedule will be made only with the prior written consent of each party to this Amended and Restated Master Definitions and Construction Schedule.

5.       COUNTERPARTS

         This Amended and Restated Master Definitions and Construction Schedule may be signed in any number of counterparts each of which, when signed, shall constitute one and the same instrument.

6.       INCORPORATION OF TERMS

         Each defined term or reference in this Amended and Restated Master Definitions and Construction Schedule shall apply to each Transaction Document or document the parties to which have signed this Amended and Restated Master Definitions and Construction Schedule notwithstanding that all the parties to this Amended and Restated Master Definitions and Construction Schedule have not signed below.

7.       GOVERNING LAW

         This Amended and Restated Master Definitions and Construction Schedule is governed by the laws of England (provided that any terms of this Amended and Restated Master Definitions and Construction Schedule which are particular to Scots law shall be construed in accordance with the laws of Scotland).

                                  SCHEDULE 1

                              ACCESSION AGREEMENT

To: The existing parties to the Master Definitions and Construction Schedule (the EXISTING PARTIES)

From:    [Name of Company] (the NEW PARTY)

                                                                       Date:[ ]

      MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE DATED 1 MARCH 2007 AND
                   AMENDED AND RESTATED ON 21 NOVEMBER 2007

              (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE)

We refer to Clause 1 (Accession of New Parties) of the Master Definitions and Construction Schedule.

We, [name of company] of [registered office] (registered no. [ ]) agree to become a party to the Master Definitions and Construction Schedule and to be bound by the terms of the Master Definitions and Construction Schedule in accordance with Clause 1 (Accession of New Parties) thereof.

This Accession Agreement is entered into by way of deed and is governed by English law.

[EXECUTED as a DEED by                )
                                      )
[NEW PARTY]                           )     Director
                                      )
acting by [NAME of DIRECTOR]          )
                                      )
and [NAME of DIRECTOR/SECRETARY]]     )     Director/Secretary

                                  SIGNATORIES

FUNDING 1 LIQUIDITY FACILITY PROVIDER

SIGNED by                             )
for and on behalf of                  )
JPMORGAN CHASE BANK, N.A.             )

SELLER, SERVICER, BENEFICIARY, CASH MANAGER, ISSUER CASH MANAGER, FUNDING 1 SWAP PROVIDER, FUNDING 2 SWAP PROVIDER AND START-UP LOAN PROVIDERS

SIGNED by                             )
for and on behalf of                  )
BANK OF SCOTLAND PLC                  )

FUNDING 1 AND BENEFICIARY

SIGNED by                             )
for and on behalf of                  )
PERMANENT FUNDING (NO. 1) LIMITED     )

FUNDING 2 AND BENEFICIARY

SIGNED by                             )
for and on behalf of                  )
PERMANENT FUNDING (NO. 2) LIMITED     )

MORTGAGES TRUSTEE

SIGNED by                             )
for and on behalf of                  )
PERMANENT MORTGAGES                   )
TRUSTEE LIMITED                       )

SHARE TRUSTEE IN RESPECT OF THE MORTGAGES TRUSTEE AND MORTGAGES TRUSTEE CORPORATE SERVICES PROVIDER

SIGNED by                             )
for and on behalf of                  )
SFM OFFSHORE LIMITED                  )

SHARE TRUSTEE IN RESPECT OF HOLDINGS

SIGNED by                             )
for and on behalf of                  )
SFM CORPORATE SERVICES LIMITED        )

SHARE TRUSTEE IN RESPECT OF PECOH HOLDINGS

SIGNED by                             )
for and on behalf of                  )
STRUCTURED FINANCE                    )
MANAGEMENT INVESTMENTS                )
LIMITED                               )

MASTER ISSUER

SIGNED by                             )
for and on behalf of                  )
PERMANENT MASTER ISSUER PLC           )

NINTH ISSUER

SIGNED by                             )
for and on behalf of                  )
PERMANENT FINANCING (NO. 9) PLC       )

EIGHTH ISSUER

SIGNED by                             )
for and on behalf of                  )
PERMANENT FINANCING (NO. 8) PLC       )

SEVENTH ISSUER

SIGNED by                             )
for and on behalf of                  )
PERMANENT FINANCING (NO. 7) PLC       )

SIXTH ISSUER

SIGNED by                             )
for and on behalf of                  )
PERMANENT FINANCING (NO. 6) PLC       )

FIFTH ISSUER

SIGNED by                             )
for and on behalf of                  )
PERMANENT FINANCING (NO. 5) PLC       )

FOURTH ISSUER

SIGNED by                             )
for and on behalf of                  )
PERMANENT FINANCING (NO. 4) PLC       )

THIRD ISSUER

SIGNED by                             )
for and on behalf of                  )
PERMANENT FINANCING (NO. 3) PLC       )

SECOND ISSUER

SIGNED by                             )
for and on behalf of                  )
PERMANENT FINANCING (NO. 2) PLC       )

FIRST ISSUER

SIGNED by                             )
for and on behalf of                  )
PERMANENT FINANCING (NO. 1) PLC       )

FUNDING 1 CORPORATE SERVICES PROVIDER, FUNDING 2 CORPORATE SERVICES PROVIDER, MASTER ISSUER CORPORATE SERVICES PROVIDER, FIRST ISSUER CORPORATE SERVICES PROVIDER, SECOND ISSUER CORPORATE SERVICES PROVIDER, THIRD ISSUER CORPORATE SERVICES PROVIDER, FOURTH ISSUER CORPORATE SERVICES PROVIDER, FIFTH ISSUER CORPORATE SERVICES PROVIDER, SIXTH ISSUER CORPORATE SERVICES PROVIDER, SEVENTH ISSUER CORPORATE SERVICES PROVIDER, EIGHTH ISSUER CORPORATE SERVICES PROVIDER AND NINTH ISSUER CORPORATE SERVICES PROVIDER AND PECOH CORPORATE SERVICES PROVIDER

SIGNED by                             )
for and on behalf of                  )
STRUCTURED FINANCE                    )
MANAGEMENT LIMITED                    )

PERMANENT HOLDINGS LIMITED

SIGNED by                             )
for and on behalf of                  )
PERMANENT HOLDINGS LIMITED            )

PERMANENT PECOH LIMITED

SIGNED by                             )
for and on behalf of                  )
PERMANENT PECOH LIMITED               )

PERMANENT PECOH HOLDINGS LIMITED

SIGNED by                             )
for and on behalf of                  )
PERMANENT PECOH HOLDINGS              )
LIMITED                               )

THE FIRST ISSUER SECURITY TRUSTEE, THE SECOND ISSUER SECURITY TRUSTEE, THE THIRD ISSUER SECURITY TRUSTEE, THE FOURTH ISSUER SECURITY TRUSTEE, THE FIFTH ISSUER SECURITY TRUSTEE, THE SIXTH ISSUER SECURITY TRUSTEE, THE SEVENTH ISSUER SECURITY TRUSTEE, THE EIGHTH ISSUER SECURITY TRUSTEE, THE NINTH ISSUER SECURITY TRUSTEE, THE MASTER ISSUER SECURITY TRUSTEE, THE FUNDING 1 SECURITY TRUSTEE AND THE FUNDING 2 SECURITY TRUSTEE

EXECUTED by                           )
for and on behalf of                  )
THE BANK OF NEW YORK                  )
by its authorised signatory           )

THE FIRST ISSUER NOTE TRUSTEE, THE SECOND ISSUER NOTE TRUSTEE, THE THIRD ISSUER NOTE TRUSTEE, THE FOURTH ISSUER NOTE TRUSTEE, THE FIFTH ISSUER NOTE TRUSTEE, THE SIXTH ISSUER NOTE TRUSTEE, THE SEVENTH ISSUER NOTE TRUSTEE, THE EIGHTH ISSUER NOTE TRUSTEE, THE NINTH ISSUER NOTE TRUSTEE AND THE NOTE TRUSTEE

EXECUTED by                           )
for and on behalf of                  )
THE BANK OF NEW YORK                  )
by its authorised signatory           )

AGENT BANK, PRINCIPAL PAYING AGENT, REGISTRAR AND TRANSFER AGENT FOR THE FIRST ISSUER NOTES THE SECOND ISSUER NOTES, THE THIRD ISSUER NOTES, THE FOURTH ISSUER NOTES, THE FIFTH ISSUER NOTES, THE SIXTH ISSUER NOTES, THE SEVENTH ISSUER NOTES, THE EIGHTH ISSUER NOTES, THE NINTH ISSUER NOTES AND THE MASTER ISSUER NOTES

SIGNED by                             )
for and on behalf of                  )
CITIBANK, N.A., LONDON BRANCH         )
by its authorised signatory           )

ACCOUNT BANK, FIRST ISSUER ACCOUNT BANK, SECOND ISSUER ACCOUNT BANK, THIRD ISSUER ACCOUNT BANK, FOURTH ISSUER ACCOUNT BANK, FIFTH ISSUER ACCOUNT BANK, SIXTH ISSUER ACCOUNT BANK, SEVENTH ISSUER ACCOUNT BANK, EIGHTH ISSUER ACCOUNT BANK AND NINTH ISSUER ACCOUNT BANK, MASTER ISSUER ACCOUNT BANK, MORTGAGES TRUSTEE GIC PROVIDER, FUNDING 1 GIC PROVIDER AND FUNDING 2 GIC PROVIDER

SIGNED by                             )
for and on behalf of                  )
BANK OF SCOTLAND PLC                  )

U.S. PAYING AGENT FOR THE FIRST ISSUER NOTES, THE SECOND ISSUER NOTES, THE THIRD ISSUER NOTES, THE FOURTH ISSUER NOTES, THE FIFTH ISSUER NOTES, THE SIXTH ISSUER NOTES, THE SEVENTH ISSUER NOTES, THE EIGHTH ISSUER NOTES, THE NINTH ISSUER NOTES AND THE MASTER ISSUER NOTES

SIGNED by                             )
for and on behalf of                  )
CITIBANK, N.A., NEW YORK BRANCH       )

2007-1 SERIES 3 CLASS A MASTER ISSUER SWAP PROVIDER

EXECUTED for and on behalf of         )
CITIBANK N.A., LONDON                 )
BRANCH                                )
acting by it attorney                 )

2007-1 SERIES 1 MASTER ISSUER SWAP PROVIDER AND 2007-1 SERIES 2 MASTER ISSUER SWAP PROVIDER

EXECUTED for and on behalf of         )
CREDIT SUISSE, LONDON                 )
BRANCH                                )
acting by                             )

2007-1 SERIES 4 MASTER ISSUER SWAP PROVIDER

EXECUTED for and on behalf of         )
DEUTSCHE BANK AG, LONDON              )
BRANCH                                )
acting by                             )

2006-1 SERIES 1 MASTER ISSUER SWAP PROVIDER, 2006-1 SERIES 2 MASTER ISSUER SWAP PROVIDER AND 2006-1 SERIES 5 MASTER ISSUER SWAP PROVIDER

SIGNED by                             )
for and on behalf of                  )
DEUTSCHE BANK AG, LONDON              )
BRANCH                                )

2006-1 SERIES 4 MASTER ISSUER SWAP PROVIDER

SIGNED by                             )
for and on behalf of                  )
BARCLAYS BANK PLC                     )

2006-1 SERIES 1 MASTER ISSUER SWAP PROVIDER, 2006-1 SERIES 2 MASTER ISSUER SWAP PROVIDER, 2006-1 SERIES 3 MASTER ISSUER SWAP PROVIDER AND THE SERIES 4 CLASS A1 FIRST ISSUER SWAP PROVIDER

SIGNED by                             )
for and on behalf of                  )
CREDIT SUISSE                         )
INTERNATIONAL                         )

SERIES 3 FIRST ISSUER SWAP PROVIDER, THE SERIES 4 SECOND ISSUER DOLLAR SWAP PROVIDER, THE SERIES 4 SECOND ISSUER EURO SWAP PROVIDER, THE SERIES 3 THIRD ISSUER SWAP PROVIDER, THE SERIES 5 THIRD ISSUER CURRENCY SWAP PROVIDER, THE SERIES 3 FOURTH ISSUER SWAP PROVIDER, THE SERIES 3 FIFTH ISSUER SWAP PROVIDER AND THE SERIES 2 SIXTH ISSUER SWAP PROVIDER

SIGNED by                             )
for and on behalf of                  )
BANQUE AIG, LONDON BRANCH             )

SERIES 1 FIRST ISSUER SWAP PROVIDER, THE SERIES 2 FIRST ISSUER SWAP PROVIDER, THE SERIES 2 SECOND ISSUER SWAP PROVIDER AND THE SERIES 4 THIRD ISSUER SWAP PROVIDER

SIGNED by                             )
for and on behalf of                  )
JPMORGAN CHASE BANK, N.A.             )

THE SERIES 3 EIGHTH ISSUER SWAP PROVIDER AND THE SERIES 3 NINTH ISSUER SWAP PROVIDER

SIGNED by                             )
for and on behalf of                  )
IXIS CORPORATE & INVESTMENT           )
BANK                                  )

INTEREST RATE SWAP PROVIDER FOR THE SERIES 5 CLASS A THIRD ISSUER NOTES, THE SERIES 5 CLASS A1 FOURTH ISSUER NOTES AND THE SERIES 5 CLASS A1 FIFTH ISSUER NOTES

SIGNED by                             )
for and on behalf of                  )
BANK
OF SCOTLAND PLC                       )

SERIES 2 FOURTH ISSUER SWAP PROVIDER, THE SERIES 4 FOURTH ISSUER SWAP PROVIDER, THE SERIES 4 SIXTH ISSUER SWAP PROVIDER, SERIES 3 SEVENTH ISSUER SWAP PROVIDER AND SERIES 4 NINTH ISSUER SWAP PROVIDER

SIGNED by                             )
for and on behalf of                  )
CITIBANK, N.A., LONDON BRANCH         )

SERIES 5 CLASS A1 FOURTH ISSUER SWAP PROVIDER, THE SERIES 4 FIFTH ISSUER SWAP PROVIDER AND SERIES 2 SEVENTH ISSUER SWAP PROVIDER

SIGNED by                             )
for and on behalf of                  )
SWISS RE FINANCIAL PRODUCTS           )
CORPORATION                           )

SERIES 2 FIFTH ISSUER SWAP PROVIDER

SIGNED by                             )
for and on behalf of                  )
UBS LIMITED                           )

SERIES 2 EIGHTH ISSUER SWAP PROVIDER AND SERIES 4 EIGHTH ISSUER SWAP PROVIDER

SIGNED by                             )
for and on behalf of                  )
ABN AMRO BANK N.V.                    )

SERIES 1 NINTH ISSUER SWAP PROVIDER AND SERIES 2 NINTH ISSUER SWAP PROVIDER

SIGNED by                             )
for and on behalf of                  )
DANSKE BANK A/S LONDON BRANCH         )